Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2021 and

Reports of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2021

Page(s)
Reports of Independent Registered Public Accounting Firm	1-7

Financial Statements

Statements of Assets and Liabilities	8-14

Statements of Operations	15-56

Statements of Changes in Net Assets	57-121

Notes to the Financial Statements	122-154

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account G:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Delaware Life Variable Account G (the Sub-Accounts), as of December 31, 2021, the related statements of operations and changes in net assets for the year or period indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in note 9 for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2021, the results of their operations and changes in their net assets for the year or period indicated in the Appendix and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts

April 28, 2022

Appendix

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)
AB VPS International Value Portfolio (Class A) Sub-Account (IVP) (1)
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19) (1)
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM) (1)
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)
American Funds Insurance Series Washington Mutual Investors Fund Class 2 Sub-Account (308) (1)
American Funds Insurance Series The Bond Fund of America Class 2 Sub-Account (301) (1)
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) (1)
American Funds IS Capital World Growth and Income Fund Class 2 Sub-Account (307) (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306) (1)
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)
American Funds IS American High-Income Trust Class 2 Sub-Account (305) (1)
American Funds Insurance Series International Fund Class 2 Sub-Account (300) (1)
BlackRock Global Allocation V.I. Fund (Class I) Sub-Account (BLG) (1)
BlackRock Advantage SMID Cap V.I. Fund (Class I) Sub-Account (MSV) (1)
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)
LVIP Delaware REIT Fund - Standard Class Sub-Account (DRS) (1)
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV) (1)
LVIP Delaware Smid Cap Core Fund - Standard Class Sub-Account (D37) (1)
DWS CROCI U.S. VIP Class A Sub-Account (001) (1)
DWS Small Cap Index VIP Class A Sub-Account (SSI) (1)
DWS Small Cap Index VIP Class B Sub-Account (D55) (1)
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)
BNY Mellon Investment Portfolios: Technology Growth Portfolio, Initial Shares Sub-Account (DTG) (1)
BNY Mellon Stock Index Fund Inc., Initial Shares Sub-Account (DSI) (1)
BNY Mellon Variable Investment Fund: Appreciation Portfolio, Initial Shares Sub-Account (DCA) (1)
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio, Initial Shares Sub-Account (DSC) (1)
BNY Mellon Variable Investment Fund: Growth and Income Portfolio, Initial Shares Sub-Account (DGI) (1)
Fidelity VIP Balanced I Class Sub-Account (FVI) (1)
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) (1)
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1) (1)
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2) (1)
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3) (1)
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG) (1)
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP) (1)
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99) (1)
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI) (1)
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP) (1)

Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG) (1)
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC) (1)
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF) (1)
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91) (1)
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS) (1)
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC) (1)
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)
Invesco V.I. Comstock Fund Series I Sub-Account (VCP) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)
Invesco V.I. International Growth Fund I Sub-Account (A21) (1)
Invesco V.I. Main Street Mid Cap Fund - Series I Sub-Account (A22) (1)
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP) (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7) (1)
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43) (1)
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32) (1)
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)
MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
MFS VIT I Growth Series Service Class Sub-Account (M80) (1)
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)
MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)
MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)
MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)
MFS VIT I Value Series Initial Class Sub-Account (M83) (1)
MFS VIT I Value Series Service Class Sub-Account (M08) (1)
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)

MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)
MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)
MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)
MFS VIT II Income Portfolio S Class Sub-Account (MA7) (1)
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class I Sub-Account (VMG) (1)
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC) (1)
Neuberger Berman AMT Sustainable Equity Portfolio Class I Sub-Account (NSE) (1)
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)
Invesco V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) (1)
Invesco V.I. Global Fund, Series I Sub-Account (OGS) (1)
Invesco V.I. Main Street Small Cap Fund, Series I Sub-Account (OSC) (1)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP) (1)
Rydex VT Nasdaq-100 Fund Sub-Account (R03) (1)
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC) (1)
T. Rowe Price Equity Income Portfolio Sub-Account (REI) (1)
T. Rowe Price All-Cap Opportunities Portfolio Sub-Account (RNA) (1)
Wanger USA Sub-Account (W42) (1)

(1) Statements of assets and liabilities as of December 31, 2021 and statements of operations and changes in net assets for the year ended December 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account G:

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of Delaware Life Variable Account G for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of Delaware Life Variable Account G for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) (3)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)

AB VPS International Value Portfolio (Class A) Sub-Account (IVP) (1)	Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6) (1)

AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19) (1)	Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP) (1)

AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM) (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32) (1)

American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308) (1)	Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI) (1)

American Funds Insurance Series Bond Fund Class 2 Sub-Account (301) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)

American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305) (1)	MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)

American Funds Insurance Series International Fund Class 2 Sub-Account (300) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

BlackRock Advantage U.S. Total Market V.I. Fund (Class I) Sub-Account (MSV) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

Delaware VIP REIT Series (Standard Class) Sub-Account (DRS) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)

Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

DWS CROCI U.S. VIP Class A Sub-Account (001) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)

DWS Small Cap Index VIP Class A Sub-Account (SSI) (1)	MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)

BNY Mellon Investment Portfolios: Technology Growth Portfolio, Initial Shares Sub-Account (DTG) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)

BNY Mellon Stock Index Fund Inc., Initial Shares Sub-Account (DSI) (1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)

BNY Mellon Variable Investment Fund: Appreciation Portfolio, Initial Shares Sub-Account (DCA) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio, Initial Shares Sub-Account (DSC) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)

BNY Mellon Variable Investment Fund: Growth and Income Portfolio, Initial Shares Sub-Account (DGI) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

BNY Mellon Variable Investment Fund: Quality Bond Portfolio, Initial Shares Sub-Account (DQB) (3)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)

Fidelity VIP Balanced I Class Sub-Account (FVI) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) (1)

Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)

Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3) (1)	MFS VIT II Income Portfolio S Class Sub-Account (MA7) (1)

Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class I Sub-Account (VMG) (1)

Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG) (1)	Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC) (1)

Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC) (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)	Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM) (1)

Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF) (1)	Neuberger Berman AMT Sustainable Equity Portfolio Class I Sub-Account (NSE) (1)

Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) (2)

Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS) (1)	Invesco Oppenheimer V.I. Global Fund, Series I Sub-Account (OGS) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Sub-Account (OSC) (1)

Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE) (1)	Royce Capital Fund—Small-Cap Portfolio Investment Class Sub-Account (SCP) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	Rydex VT Nova Fund Sub-Account (R02) (1)

Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)	Rydex VT Nasdaq-100 Fund Sub-Account (R03) (1)

Invesco V.I. Comstock Fund Series I Sub-Account (VCP) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC) (1)

Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)	T. Rowe Price Equity Income Portfolio Sub-Account (REI) (1)

Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)	T. Rowe Price New America Growth Portfolio Sub-Account (RNA) (1)

Invesco V.I. International Growth Fund I Sub-Account (A21) (1)	Wanger USA Sub-Account (W42) (1)

(1) Statement of changes in net assets for the year ended December 31, 2020.
(2) Statement of changes in net assets for the period April 30, 2020 (commencement of operations) through December 31, 2020.
(3) Statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account G based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account G in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We served as the auditor of one or more of the subaccounts of Delaware Life Variable Account G from 2013 to 2020.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$23	$43	$43	$43	$—
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	28,916	849,103	1,044,446	1,044,446	—	1,044,446
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	75,189	1,481,605	1,997,771	1,997,771	—	1,997,771
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	158	2,166	2,489	2,489	—	2,489
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	15,672	238,290	334,589	334,589	—	334,589
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	1,748	30,078	41,003	41,003	—	41,003
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	45,077	1,146,629	999,800	999,800	—	999,800
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	10,121	396,546	282,167	282,167	—	282,167
American Funds Insurance Series Washington Mutual Investors Fund Class 2 Sub-Account (308) [2]	134,292	1,806,462	2,394,420	2,394,420	—	2,394,420
American Funds Insurance Series The Bond Fund of America Class 2 Sub-Account (301) ²	213,622	2,412,757	2,362,655	2,362,655	—	2,362,655
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	12,590	470,058	565,787	565,787	—	565,787
American Funds Insurance Series Capital World Growth and Income Fund Class 2 Sub-Account (307) [2]	711	10,803	13,076	13,076	—	13,076
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	15,075	384,259	496,580	496,580	—	496,580
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	4,839	585,410	611,044	611,044	—	611,044
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	8,905	491,183	591,652	591,652	—	591,652
American Funds Insurance Series American High-Income Trust Class 2 Sub-Account (305) [2]	2,168	21,960	21,635	21,635	—	21,635
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	909,094	19,020,219	20,545,515	20,545,515	—	20,545,515
BlackRock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	49,504	857,606	880,676	880,676	—	880,676
BlackRock Advantage SMID Cap V.I. Fund (Class I) Sub-Account (MSV) [2]	35,101	838,313	769,417	769,417	—	769,417
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	74	3,218	4,373	4,373	—	4,373
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	—	—	—	—		—
LVIP Delaware REIT Fund - Standard Class Sub-Account (DRS) [2]	154,849	1,955,520	2,599,447	2,599,447	—	2,599,447
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	91,053	3,041,886	4,146,546	4,146,546	—	4,146,546
LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37) [2]	68,753	1,469,430	1,932,934	1,932,934	—	1,932,934
DWS CROCI U.S. VIP Class A Sub-Account (001)	164	2,115	2,625	2,625	—	2,625
DWS Small Cap Index VIP Class A Sub-Account (SSI)	51,169	787,928	953,279	953,279	—	953,279
DWS Small Cap Index VIP Class B Sub-Account (D55)	123,928	1,788,402	2,308,774	2,308,774	—	2,308,774
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	65	544	1,006	1,006	1,006	—
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	31,461	621,792	779,284	779,284	—	779,284
BNY Mellon Investment Portfolios: Technology Growth Portfolio, Initial Shares Sub-Account (DTG)	35,784	1,334,564	1,273,538	1,273,538	—	1,273,538
BNY Mellon Stock Index Fund Inc., Initial Shares Sub-Account (DSI)	1,720,313	92,096,524	133,857,543	133,857,543	—	133,857,543
BNY Mellon Variable Investment Fund: Appreciation Portfolio, Initial Shares Sub-Account (DCA)	108,308	4,494,925	5,818,282	5,818,282	—	5,818,282
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio, Initial Shares Sub-Account (DSC)	508	20,615	29,347	29,347	—	29,347
BNY Mellon Variable Investment Fund: Growth and Income Portfolio, Initial Shares Sub-Account (DGI)	1,583	46,240	65,828	65,828	—	65,828
Fidelity VIP Balanced I Class Sub-Account (FVI)	22,384	429,630	566,088	566,088	—	566,088
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	206,457	7,477,768	11,220,965	11,220,965	—	11,220,965
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	11,809	438,222	620,084	620,084	—	620,084
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	343,214	7,583,213	8,975,045	8,975,045	—	8,975,045
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	31,602	456,084	455,706	455,706	—	455,706
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	91,267	1,367,021	1,407,332	1,407,332	—	1,407,332
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	195,753	3,063,752	3,509,859	3,509,859	—	3,509,859
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	11,350	241,487	297,599	297,599	—	297,599
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	495	46,599	50,708	50,708	—	50,708
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	65,005	5,259,301	6,462,797	6,462,797	—	6,462,797
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	44,080	232,836	231,419	231,419	—	231,419
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	78	18,251	36,594	36,594	—	36,594
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	2,961,654	39,053,422	39,538,077	39,538,077	—	39,538,077

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	66,170	$2,245,641	$2,724,199	$2,724,199	$—	$2,724,199
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	24,294,683	24,294,683	24,294,683	24,294,683	—	24,294,683
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	12,435	327,557	364,102	364,102	—	364,102
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	8,533	190,843	246,937	246,937	—	246,937
First Eagle Overseas Variable Fund Sub-Account (FE3)	17,802	437,832	469,610	469,610	—	469,610
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	14,233	174,557	197,832	197,832	—	197,832
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	36,018	504,444	489,482	489,482	—	489,482
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	367,475	4,400,022	4,361,925	4,361,925	—	4,361,925
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	23	259	269	269	—	269
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	278	4,671	5,454	5,454	—	5,454
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	378	10,326	10,105	10,105	—	10,105
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	6,962	105,533	125,733	125,733	—	125,733
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	6,432	127,927	129,034	129,034	—	129,034
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	42,517	2,592,977	3,768,293	3,768,293	—	3,768,293
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	54,616	962,130	1,154,575	1,154,575	—	1,154,575
Invesco V.I. Core Equity Fund I Sub-Account (A39)	5,666	184,030	214,131	214,131	—	214,131
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	110,776	2,121,353	2,625,381	2,625,381	—	2,625,381
Invesco V.I. International Growth Fund I Sub-Account (A21)	10,461	398,707	433,181	433,181	—	433,181
Invesco V.I. Main Street Mid Cap Fund - Series I Sub-Account (A22) [2]	37,806	440,323	490,345	490,345	—	490,345
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	2,645	51,849	62,128	62,128	—	62,128
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	12,374	193,886	236,582	236,582	—	236,582
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	327,969	3,712,477	3,719,169	3,719,169	—	3,719,169
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	593	16,329	16,852	16,852	—	16,852
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	12,123	316,934	555,982	555,982	—	555,982
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	179,834	3,525,902	3,891,598	3,891,598	—	3,891,598
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	86,050,260	86,050,260	86,050,260	86,050,260	—	86,050,260
MFS VIT Total Return Series Initial Class Sub-Account (M07)	195,097	4,679,019	5,419,782	5,419,782	—	5,419,782
MFS VIT Total Return Series Service Class Sub-Account (M35)	256,291	6,040,723	6,965,976	6,965,976	—	6,965,976
MFS VIT I Growth Series Initial Class Sub-Account (M31)	16,926	785,995	1,343,250	1,343,250	—	1,343,250
MFS VIT I Growth Series Service Class Sub-Account (M80)	20,823	1,068,709	1,556,337	1,556,337	—	1,556,337
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	265,681	2,755,869	3,113,777	3,113,777	—	3,113,777
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	62,107	629,538	647,774	647,774	—	647,774
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	—	—	—	—	—	—
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	14,843	324,774	294,492	294,492	—	294,492
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	306,614	4,007,963	4,179,155	4,179,155	—	4,179,155
MFS VIT I Research Series Initial Class Sub-Account (M33)	364	10,634	14,052	14,052	—	14,052
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	19,044	575,743	729,579	729,579	—	729,579
MFS VIT I Utilities Series Service Class Sub-Account (M40)	624	18,222	23,434	23,434	—	23,434
MFS VIT I Value Series Initial Class Sub-Account (M83)	467,608	9,314,858	11,559,259	11,559,259	—	11,559,259
MFS VIT I Value Series Service Class Sub-Account (M08)	101,293	1,991,553	2,447,232	2,447,232	—	2,447,232
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	—	—	—	—	—	—
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	4,797	240,758	324,785	324,785	—	324,785
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	653,304	7,729,588	7,793,919	7,793,919	—	7,793,919
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	19,513	237,578	229,475	229,475	—	229,475
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	63,590	1,603,451	2,024,721	2,024,721	—	2,024,721
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	27,980	457,233	448,518	448,518	—	448,518
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	28,097	750,296	922,992	922,992	—	922,992
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	92,261	2,956,118	3,489,301	3,489,301	—	3,489,301
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	671,976	8,580,591	8,292,182	8,292,182	—	8,292,182
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	—	2	2	2	—	2

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	653,738	$3,587,617	$3,654,395	$3,654,395	$—	$3,654,395
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	34,546	187,940	190,347	190,347	—	190,347
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	153,667	2,050,136	2,578,527	2,578,527	—	2,578,527
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	116,417	1,579,265	1,926,696	1,926,696	—	1,926,696
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98)	150,019	4,226,518	5,643,716	5,643,716	—	5,643,716
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	1,871	35,793	51,575	51,575	—	51,575
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	26,786	520,576	725,106	725,106	—	725,106
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	166,554	2,830,173	3,186,174	3,186,174	—	3,186,174
MFS VIT II Income Portfolio S Class Sub-Account (MA7)	4,590	45,380	44,616	44,616	—	44,616
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	206,599	2,290,483	2,896,525	2,896,525	—	2,896,525
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	429,771	6,085,538	8,255,900	8,255,900	—	8,255,900
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,531,638	15,716,180	15,638,023	15,638,023	—	15,638,023
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	339,526	2,802,318	3,765,341	3,765,341	—	3,765,341
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class I Sub-Account (VMG)	18,895	350,515	321,978	321,978	—	321,978
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	1,330	42,889	53,653	53,653	—	53,653
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR)[1]	—	—	—	—	—	—
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)[1]	—	—	—	—	—	—
Neuberger Berman AMT Sustainable Equity Portfolio Class I Sub-Account (NSE)	398	10,652	14,739	14,739	—	14,739
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) [2]	29,566	1,760,037	2,420,255	2,420,255	—	2,420,255
Invesco V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) [2]	1,452	112,808	166,443	166,443	—	166,443
Invesco V.I. Global Fund, Series I Sub-Account (OGS) [2]	55,521	2,326,002	3,176,903	3,176,903	—	3,176,903
Invesco V.I. Main Street Small Cap Fund, Series I Sub-Account (OSC) [2]	63,811	1,505,589	2,008,118	2,008,118	—	2,008,118
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	128,373	791,257	993,606	993,606	—	993,606
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	50,445	636,066	631,576	631,576	—	631,576
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	949,720	12,067,997	13,286,585	13,286,585	—	13,286,585
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	3,554,888	38,962,665	38,250,596	38,250,596	—	38,250,596
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	149,983	1,083,069	1,411,345	1,411,345	—	1,411,345
Rydex VT Nova Fund Sub-Account (R02)	—	—	—	—	—	—
Rydex VT Nasdaq-100 Fund Sub-Account (R03)	481	21,257	35,078	35,078	—	35,078
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	483,849	19,590,696	25,702,042	25,702,042	—	25,702,042
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	95,818	2,633,671	2,881,237	2,881,237	—	2,881,237
T. Rowe Price All-Cap Opportunities Portfolio Sub-Account (RNA) [2]	1,443	46,146	55,827	55,827	—	55,827
Wanger USA Sub-Account (W42)	5,492	127,179	141,369	141,369	—	141,369

[1]

This sub-account is active but had zero balance as of December 31, 2021, and no activity for the years ended December 31, 2021 and 2020, respectively. Therefore, this sub-account is not disclosed in the Statements of Operations and Statements of Changes in Net Assets.

[2]	This Sub-Account had a name change in 2021. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Net Assets
A70[3]	—	$—
A71	21,324	1,044,446
AM2	37,705	1,997,771
IVP	198	2,489
A19	3,052	334,589
ASM	1,213	41,003
A54	18,505	999,800
A51	6,664	282,167
308	49,406	2,394,420
301	131,135	2,362,655
304	9,326	565,787
307	298	13,076
306	10,282	496,580
303	6,818	611,044
302	10,422	591,652
305	752	21,635
300	716,552	20,545,515
BLG	31,666	880,676
MSV	15,336	769,417
C89	155	4,373
C58	—	—
DRS	53,934	2,599,447
DSV	76,840	4,146,546
D37	28,522	1,932,934
001	123	2,625
SSI	20,071	953,279
D55	36,356	2,308,774
S61	—	—
D18	18,446	779,284
DTG	13,326	1,273,538
DSI	2,617,017	133,857,543
DCA	90,561	5,818,282
DSC	712	29,347
DGI	1,193	65,828
FVI	11,679	566,088
FCN	89,563	11,220,965
F24	7,056	620,084
FEI	240,391	8,975,045

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Net Assets
FF1	17,258	$455,706
FF2	51,046	1,407,332
FF3	113,345	3,509,859
FVG	6,423	297,599
FGP	502	50,708
F99	82,638	6,462,797
FHI	8,216	231,419
FIP	427	36,594
FIG	1,256,057	39,538,077
FMC	64,564	2,724,199
FM8	1,960,206	24,294,683
FOF	10,625	364,102
F91	5,893	246,937
FE3	18,561	469,610
TFS	8,994	197,832
T20	16,419	489,482
TSF	118,841	4,361,925
F56	8	269
FSS	169	5,454
FSC	162	10,105
FRE	6,154	125,733
G31	2,115	129,034
V15	88,565	3,768,293
VCP	26,944	1,154,575
A39	3,935	214,131
IB1	59,212	2,625,381
A21	9,530	433,181
A22	12,420	490,345
I76	1,837	62,128
MVP	6,786	236,582
JM7	222,335	3,719,169
J43	288	16,852
J32	7,449	555,982
LRI	178,813	3,891,598
MD8	6,209,795	86,050,260

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Net Assets
M07	266,716	$5,419,782
M35	349,982	6,965,976
M31	26,270	1,343,250
M80	31,158	1,556,337
MF1	66,810	3,113,777
M41	13,997	647,774
M05	—	—
M42	10,513	294,492
M06	313,385	4,179,155
M33	381	14,052
M44	42,896	729,579
M40	1,403	23,434
M83	378,951	11,559,259
M08	114,651	2,447,232
MB6	—	—
MB7	5,566	324,785
MC0	343,416	7,793,919
MA0	9,254	229,475
MC1	48,208	2,024,721
MC3	25,116	448,518
MC6	10,220	922,992
MC9	77,427	3,489,301
M96	297,912	8,292,182
MD2 [3]	—	2
MA6	235,735	3,654,395
MA3	5,335	190,347
M97	84,168	2,578,527
MD5	42,172	1,926,696
M98	186,800	5,643,716
MD6	925	51,575
MB3	10,690	725,106
ME2	97,803	3,186,174
MA7	1,864	44,616

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Net Assets
MB8	65,102	$2,896,525
MF6	99,763	8,255,900
MF2	1,174,050	15,638,023
MG3	102,959	3,765,341
VMG	2,723	321,978
NMC	650	53,653
NAR	—	—
NLM	—	—
NSE	913	14,739
O01	43,289	2,420,255
O00	9,426	166,443
OGS	56,582	3,176,903
OSC	33,552	2,008,118
P10	104,903	993,606
PK8	27,996	631,576
P06	542,285	13,286,585
P07	1,559,476	38,250,596
SCP	49,517	1,411,345
R02	—	—
R03	492	35,078
TBC	394,352	25,702,042
REI	54,742	2,881,237
RNA	678	55,827
W42	3,183	141,369

[3]	Unit amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	A70 Sub-Account	A71 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$—	$8,298	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	29,821	27,810
Realized gain distributions	5	—	184,693

Net realized gains (losses)	5	29,821	212,503

Net change in unrealized appreciation/ (depreciation)	3	247,257	(65,143)

Net realized and change in unrealized gains (losses)	8	277,078	147,360

Net increase (decrease) in net assets from operations	$8	$285,376	$147,360

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	IVP Sub-Account	A19 Sub-Account	ASM Sub-Account
Income:
Dividend income	$44	$—	$283
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	36	3,509	10,006
Realized gain distributions	—	76,792	—

Net realized gains (losses)	36	80,301	10,006

Net change in unrealized appreciation/ (depreciation)	116	(51,609)	12,544

Net realized and change in unrealized gains (losses)	152	28,692	22,550

Net increase (decrease) in net assets from operations	$196	$28,692	$22,833

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A54 Sub-Account	A51 Sub-Account	308 Sub-Account
Income:
Dividend income	$—	$—	$30,755
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	52,549	137,802	8,610
Realized gain distributions	353,609	83,836	—

Net realized gains (losses)	406,158	221,638	8,610

Net change in unrealized appreciation/ (depreciation)	(359,055)	(217,523)	437,696

Net realized and change in unrealized gains (losses)	47,103	4,115	446,306

Net increase (decrease) in net assets from operations	$47,103	$4,115	$477,061

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	301 Sub-Account	304 Sub-Account	307 Sub-Account
Income:
Dividend income	$33,307	$2,264	$199
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,668	66,367	325
Realized gain distributions	96,723	35,150	233

Net realized gains (losses)	107,391	101,517	558

Net change in unrealized appreciation/ (depreciation)	(145,693)	(7,618)	772

Net realized and change in unrealized gains (losses)	(38,302)	93,899	1,330

Net increase (decrease) in net assets from operations	$(4,995)	$96,163	$1,529

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	306 Sub-Account	303 Sub-Account	302 Sub-Account
Income:
Dividend income	$—	$1,068	$5,421
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29,969	120,264	46,378
Realized gain distributions	10,792	45,558	3,280

Net realized gains (losses)	40,761	165,822	49,658

Net change in unrealized appreciation/ (depreciation)	(4,862)	(89,664)	45,080

Net realized and change in unrealized gains (losses)	35,899	76,158	94,738

Net increase (decrease) in net assets from operations	$35,899	$77,226	$100,159

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	305 Sub-Account	300 Sub-Account	BLG Sub-Account
Income:
Dividend income	$760	$520,083	$8,167
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6	845,341	11,631
Realized gain distributions	—	—	122,584

Net realized gains (losses)	6	845,341	134,215

Net change in unrealized appreciation/ (depreciation)	(318)	(1,433,649)	(84,987)

Net realized and change in unrealized gains (losses)	(312)	(588,308)	49,228

Net increase (decrease) in net assets from operations	$448	$(68,225)	$57,395

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MSV Sub-Account	C89 Sub-Account	DRS Sub-Account
Income:
Dividend income	$6,570	$—	$73,447
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	896	132	(170,580)
Realized gain distributions	218,223	—	—

Net realized gains (losses)	219,119	132	(170,580)

Net change in unrealized appreciation/ (depreciation)	(132,902)	451	922,727

Net realized and change in unrealized gains (losses)	86,217	583	752,147

Net increase (decrease) in net assets from operations	$92,787	$583	$825,594

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	DSV Sub-Account	D37 Sub-Account	001 Sub-Account
Income:
Dividend income	$32,224	$18,299	$38
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	147,374	121,148	(4)
Realized gain distributions	—	134,081	—

Net realized gains (losses)	147,374	255,229	(4)

Net change in unrealized appreciation/ (depreciation)	1,253,041	109,599	443

Net realized and change in unrealized gains (losses)	1,400,415	364,828	439

Net increase (decrease) in net assets from operations	$1,432,639	$383,127	$477

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	SSI Sub-Account	D55 Sub-Account	S61 Sub-Account
Income:
Dividend income	$7,762	$12,883	$11
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,886	58,998	(5,162)
Realized gain distributions	53,965	134,474	—

Net realized gains (losses)	62,851	193,472	(5,162)

Net change in unrealized appreciation/ (depreciation)	54,596	101,963	31,805

Net realized and change in unrealized gains (losses)	117,447	295,435	26,643

Net increase (decrease) in net assets from operations	$125,209	$308,318	$26,654

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	D18 Sub-Account	DTG Sub-Account	DSI Sub-Account
Income:
Dividend income	$4,391	$—	$1,391,650
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,309	511,496	3,191,655
Realized gain distributions	4,443	157,026	5,369,230

Net realized gains (losses)	5,752	668,522	8,560,885

Net change in unrealized appreciation/ (depreciation)	150,089	(476,625)	20,305,741

Net realized and change in unrealized gains (losses)	155,841	191,897	28,866,626

Net increase (decrease) in net assets from operations	$160,232	$191,897	$30,258,276

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	DCA Sub-Account	DSC Sub-Account	DGI Sub-Account
Income:
Dividend income	$23,267	$178	$287
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,377	37,163	274
Realized gain distributions	498,378	—	3,780

Net realized gains (losses)	516,755	37,163	4,054

Net change in unrealized appreciation/ (depreciation)	718,469	(15,531)	9,072

Net realized and change in unrealized gains (losses)	1,235,224	21,632	13,126

Net increase (decrease) in net assets from operations	$1,258,491	$21,810	$13,413

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FVI Sub-Account	FCN Sub-Account	F24 Sub-Account
Income:
Dividend income	$4,842	$6,285	$150
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,310	282,890	15,179
Realized gain distributions	34,616	1,281,587	71,477

Net realized gains (losses)	37,926	1,564,477	86,656

Net change in unrealized appreciation/ (depreciation)	43,184	942,408	48,486

Net realized and change in unrealized gains (losses)	81,110	2,506,885	135,142

Net increase (decrease) in net assets from operations	$85,952	$2,513,170	$135,292

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FEI Sub-Account	FF1 Sub-Account	FF2 Sub-Account
Income:
Dividend income	$161,569	$4,962	$15,260
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	158,833	66,649	76,244
Realized gain distributions	947,527	21,556	64,253

Net realized gains (losses)	1,106,360	88,205	140,497

Net change in unrealized appreciation/ (depreciation)	588,684	(67,979)	(58,670)

Net realized and change in unrealized gains (losses)	1,695,044	20,226	81,827

Net increase (decrease) in net assets from operations	$1,856,613	$25,188	$97,087

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FF3 Sub-Account	FVG Sub-Account	FGP Sub-Account
Income:
Dividend income	$36,910	$6,656	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	173,333	2,040	(87,607)
Realized gain distributions	138,557	11,864	129,945

Net realized gains (losses)	311,890	13,904	42,338

Net change in unrealized appreciation/ (depreciation)	45,229	37,353	(3,595)

Net realized and change in unrealized gains (losses)	357,119	51,257	38,743

Net increase (decrease) in net assets from operations	$394,029	$57,913	$38,743

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F99 Sub-Account	FHI Sub-Account	FIP Sub-Account
Income:
Dividend income	$—	$11,866	$416
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	374,966	(5,683)	357
Realized gain distributions	1,219,817	—	234

Net realized gains (losses)	1,594,783	(5,683)	591

Net change in unrealized appreciation/ (depreciation)	(453,755)	2,462	7,124

Net realized and change in unrealized gains (losses)	1,141,028	(3,221)	7,715

Net increase (decrease) in net assets from operations	$1,141,028	$8,645	$8,131

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FIG Sub-Account	FMC Sub-Account	FM8 Sub-Account
Income:
Dividend income	$827,916	$15,885	$2,230
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	794,635	146,759	—
Realized gain distributions	1,127,726	409,568	—

Net realized gains (losses)	1,922,361	556,327	—

Net change in unrealized appreciation/ (depreciation)	(3,077,286)	35,297	—

Net realized and change in unrealized gains (losses)	(1,154,925)	591,624	—

Net increase (decrease) in net assets from operations	$(327,009)	$607,509	$2,230

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FOF Sub-Account	F91 Sub-Account	FE3 Sub-Account
Income:
Dividend income	$1,830	$845	$4,382
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	73,512	14,750	(51,554)
Realized gain distributions	34,132	18,228	1,320

Net realized gains (losses)	107,644	32,978	(50,234)

Net change in unrealized appreciation/ (depreciation)	(38,681)	7,045	67,187

Net realized and change in unrealized gains (losses)	68,963	40,023	16,953

Net increase (decrease) in net assets from operations	$70,793	$40,868	$21,335

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	TFS	T20	TSF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,669	$9,261	$58,387
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,486	(4,789)	19,285
Realized gain distributions	—	—	—

Net realized gains (losses)	6,486	(4,789)	19,285

Net change in unrealized appreciation/ (depreciation)	(1,627)	15,740	148,592

Net realized and change in unrealized gains (losses)	4,859	10,951	167,877

Net increase (decrease) in net assets from operations	$9,528	$20,212	$226,264

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F56	FSS	FSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4	$136	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	74	74	15,011
Realized gain distributions	—	—	938

Net realized gains (losses)	74	74	15,949

Net change in unrealized appreciation/ (depreciation)	(57)	535	(2,762)

Net realized and change in unrealized gains (losses)	17	609	13,187

Net increase (decrease) in net assets from operations	$21	$745	$13,187

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FRE	G31	V15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,238	$981	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(372)	4,572	246,079
Realized gain distributions	2,535	28,281	456,467

Net realized gains (losses)	2,163	32,853	702,546

Net change in unrealized appreciation/ (depreciation)	25,083	(8,928)	(266,492)

Net realized and change in unrealized gains (losses)	27,246	23,925	436,054

Net increase (decrease) in net assets from operations	$28,484	$24,906	$436,054

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	VCP	A39	IB1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,544	$1,300	$37,536
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	921	1,114	(257)
Realized gain distributions	—	4,453	—

Net realized gains (losses)	921	5,567	(257)

Net change in unrealized appreciation/ (depreciation)	270,311	39,177	518,409

Net realized and change in unrealized gains (losses)	271,232	44,744	518,152

Net increase (decrease) in net assets from operations	$290,776	$46,044	$555,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A21	A22	I76
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,523	$2,029	$91
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	89,317	(3,247)	1,608
Realized gain distributions	29,166	—	2,891

Net realized gains (losses)	118,483	(3,247)	4,499

Net change in unrealized appreciation/ (depreciation)	(84,830)	88,691	4,777

Net realized and change in unrealized gains (losses)	33,653	85,444	9,276

Net increase (decrease) in net assets from operations	$39,176	$87,473	$9,367

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MVP	JM7	J43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,055	$30,421	$5,648
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,201	6,958	359,767
Realized gain distributions	—	22,167	27,299

Net realized gains (losses)	2,201	29,125	387,066

Net change in unrealized appreciation/ (depreciation)	37,428	(79,169)	(209,357)

Net realized and change in unrealized gains (losses)	39,629	(50,044)	177,709

Net increase (decrease) in net assets from operations	$40,684	$(19,623)	$183,357

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	J32	LRI	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,590	$81,523	$2
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,147	(139,955)	—
Realized gain distributions	21,397	—	—

Net realized gains (losses)	29,544	(139,955)	—

Net change in unrealized appreciation/ (depreciation)	92,434	392,932	—

Net realized and change in unrealized gains (losses)	121,978	252,977	—

Net increase (decrease) in net assets from operations	$125,568	$334,500	$2

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M07	M35	M31
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$96,228	$109,708	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	62,331	89,784	218,864
Realized gain distributions	256,308	332,753	169,272

Net realized gains (losses)	318,639	422,537	388,136

Net change in unrealized appreciation/ (depreciation)	276,840	338,286	(113,752)

Net realized and change in unrealized gains (losses)	595,479	760,823	274,384

Net increase (decrease) in net assets from operations	$691,707	$870,531	$274,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M80	MF1	M41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	58,793	36,735	5,967
Realized gain distributions	209,158	602,533	131,109

Net realized gains (losses)	267,951	639,268	137,076

Net change in unrealized appreciation/ (depreciation)	33,080	(242,555)	(57,541)

Net realized and change in unrealized gains (losses)	301,031	396,713	79,535

Net increase (decrease) in net assets from operations	$301,031	$396,713	$79,535

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M05	M42	M06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$121,134
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,217	8,895	59,509
Realized gain distributions	—	53,941	328

Net realized gains (losses)	8,217	62,836	59,837

Net change in unrealized appreciation/ (depreciation)	—	(66,130)	(228,758)

Net realized and change in unrealized gains (losses)	8,217	(3,294)	(168,921)

Net increase (decrease) in net assets from operations	$8,217	$(3,294)	$(47,787)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M33	M44	M40
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80	$11,539	$335
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,751	28,749	20
Realized gain distributions	835	22,485	754

Net realized gains (losses)	2,586	51,234	774

Net change in unrealized appreciation/ (depreciation)	756	27,206	1,716

Net realized and change in unrealized gains (losses)	3,342	78,440	2,490

Net increase (decrease) in net assets from operations	$3,422	$89,979	$2,825

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$145,743	$26,667	$212
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	486,265	18,645	6,565
Realized gain distributions	242,701	52,415	1,313

Net realized gains (losses)	728,966	71,060	7,878

Net change in unrealized appreciation/ (depreciation)	1,608,783	389,519	(4,013)

Net realized and change in unrealized gains (losses)	2,337,749	460,579	3,865

Net increase (decrease) in net assets from operations	$2,483,492	$487,246	$4,077

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,713	$225,341	$5,094
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,731	13,719	5,721
Realized gain distributions	20,648	150,391	3,707

Net realized gains (losses)	47,379	164,110	9,428

Net change in unrealized appreciation/ (depreciation)	24,014	(502,742)	(40,399)

Net realized and change in unrealized gains (losses)	71,393	(338,632)	(30,971)

Net increase (decrease) in net assets from operations	$74,106	$(113,291)	$(25,877)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MC1	MC3	MC6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,907	$2,119	$752
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	34,932	261	11,081
Realized gain distributions	135,399	37	101,996

Net realized gains (losses)	170,331	298	113,077

Net change in unrealized appreciation/ (depreciation)	195,370	(33,539)	31,985

Net realized and change in unrealized gains (losses)	365,701	(33,241)	145,062

Net increase (decrease) in net assets from operations	$370,608	$(31,122)	$145,814

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MC9	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,680	$185,102	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	138,473	(34,120)	378
Realized gain distributions	237,050	—	—

Net realized gains (losses)	375,523	(34,120)	378

Net change in unrealized appreciation/ (depreciation)	164,444	(323,296)	(620)

Net realized and change in unrealized gains (losses)	539,967	(357,416)	(242)

Net increase (decrease) in net assets from operations	$551,647	$(172,314)	$(242)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$170,577	$8,713	$12,720
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,674	12,793	35,648
Realized gain distributions	—	—	103,745

Net realized gains (losses)	10,674	12,793	139,393

Net change in unrealized appreciation/ (depreciation)	(53,393)	(15,891)	70,442

Net realized and change in unrealized gains (losses)	(42,719)	(3,098)	209,835

Net increase (decrease) in net assets from operations	$127,858	$5,615	$222,555

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MD5	M98	MD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,499	$17,934	$113
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	106,367	3,013,834	411
Realized gain distributions	79,756	140,529	6,018

Net realized gains (losses)	186,123	3,154,363	6,429

Net change in unrealized appreciation/ (depreciation)	(29,131)	(2,815,772)	4,041

Net realized and change in unrealized gains (losses)	156,992	338,591	10,470

Net increase (decrease) in net assets from operations	$164,491	$356,525	$10,583

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB3	ME2	MA7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$211	$25,553	$1,302
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,186	29,317	193
Realized gain distributions	87,361	148,779	1,844

Net realized gains (losses)	108,547	178,096	2,037

Net change in unrealized appreciation/ (depreciation)	41,331	132,505	(3,275)

Net realized and change in unrealized gains (losses)	149,878	310,601	(1,238)

Net increase (decrease) in net assets from operations	$150,089	$336,154	$64

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB8	MF6	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$24,900	$114,113	$349,390
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(15,620)	351,520	10,437
Realized gain distributions	—	—	29,263

Net realized gains (losses)	(15,620)	351,520	39,700

Net change in unrealized appreciation/ (depreciation)	701,927	1,595,789	(363,895)

Net realized and change in unrealized gains (losses)	686,307	1,947,309	(324,195)

Net increase (decrease) in net assets from operations	$711,207	$2,061,422	$25,195

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MG3	VMG	NMC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$27,038	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	60,843	63,246	210
Realized gain distributions	22,906	194,245	3,895

Net realized gains (losses)	83,749	257,491	4,105

Net change in unrealized appreciation/ (depreciation)	773,873	(288,634)	(402)

Net realized and change in unrealized gains (losses)	857,622	(31,143)	3,703

Net increase (decrease) in net assets from operations	$884,660	$(31,143)	$3,703

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	NSE	O01	O00
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$50	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	137	99,777	1,153
Realized gain distributions	257	121,760	16,957

Net realized gains (losses)	394	221,537	18,110

Net change in unrealized appreciation/ (depreciation)	2,283	238,729	8,606

Net realized and change in unrealized gains (losses)	2,677	460,266	26,716

Net increase (decrease) in net assets from operations	$2,727	$460,266	$26,716

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	OGS	OSC	P10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$7,401	$40,171
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	71,826	33,427	(670)
Realized gain distributions	157,159	124,465	—

Net realized gains (losses)	228,985	157,892	(670)

Net change in unrealized appreciation/ (depreciation)	208,160	214,194	213,610

Net realized and change in unrealized gains (losses)	437,145	372,086	212,940

Net increase (decrease) in net assets from operations	$437,145	$379,487	$253,111

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	PK8	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$29,320	$630,813	$674,249
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,605	47,414	21,434
Realized gain distributions	—	—	1,593,608

Net realized gains (losses)	10,605	47,414	1,615,042

Net change in unrealized appreciation/ (depreciation)	(57,561)	19,860	(2,657,382)

Net realized and change in unrealized gains (losses)	(46,956)	67,274	(1,042,340)

Net increase (decrease) in net assets from operations	$(17,636)	$698,087	$(368,091)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	SCP	R03	TBC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,393	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,011	128	3,103,537
Realized gain distributions	—	2,435	2,761,943

Net realized gains (losses)	17,011	2,563	5,865,480

Net change in unrealized appreciation/ (depreciation)	269,156	4,610	(1,703,049)

Net realized and change in unrealized gains (losses)	286,167	7,173	4,162,431

Net increase (decrease) in net assets from operations	$305,560	$7,173	$4,162,431

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	REI	RNA	W42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,082	$—	$1,094
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,927	1,269	365
Realized gain distributions	199,846	10,550	4,646

Net realized gains (losses)	218,773	11,819	5,011

Net change in unrealized appreciation/ (depreciation)	376,148	(2,795)	4,502

Net realized and change in unrealized gains (losses)	594,921	9,024	9,513

Net increase (decrease) in net assets from operations	$638,003	$9,024	$10,607

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A70 Sub-Account		A71 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$8,298	$13,593
Net realized gains (losses)	5	3	29,821	35,137
Net change in unrealized appreciation/ (depreciation)	3	7	247,257	(27,990)

Increase (decrease) in net assets from operations	8	10	285,376	20,740

Contract Owner Transactions:
Purchase payments received	—	—	19,905	62,604
Transfers between Sub-Accounts (including the Fixed Account), net	(43)	—	(408,992)	(82,296)
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	—	—	(3,999)	(3,977)
Cost of insurance charges	—	—	(17,819)	(18,194)

Net increase (decrease) from contract owner transactions	(43)	—	(410,905)	(41,863)

Total increase (decrease) in net assets	(35)	10	(125,529)	(21,123)
Net assets at beginning of year	35	25	1,169,975	1,191,098

Net assets at end of year	$—	$35	$1,044,446	$1,169,975

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AM2 Sub-Account		IVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$18,639	$44	$22
Net realized gains (losses)	212,503	269,872	36	(6)
Net change in unrealized appreciation/ (depreciation)	(65,143)	181,579	116	132

Increase (decrease) in net assets from operations	147,360	470,090	196	148

Contract Owner Transactions:
Purchase payments received	25,985	837	994	660
Transfers between Sub-Accounts (including the Fixed Account), net	(22,186)	(209,859)	(1)	1
Withdrawals, surrenders and contract charges	(4,301)	(47,282)	—	—
Mortality and expense risk charges	(4,857)	(4,256)	(9)	(4)
Cost of insurance charges	(37,180)	(38,436)	(195)	(132)

Net increase (decrease) from contract owner transactions	(42,539)	(298,996)	789	525

Total increase (decrease) in net assets	104,821	171,094	985	673
Net assets at beginning of year	1,892,950	1,721,856	1,504	831

Net assets at end of year	$1,997,771	$1,892,950	$2,489	$1,504

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A19 Sub-Account		ASM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$283	$735
Net realized gains (losses)	80,301	19,645	10,006	(46,231)
Net change in unrealized appreciation/ (depreciation)	(51,609)	89,998	12,544	19,146

Increase (decrease) in net assets from operations	28,692	109,643	22,833	(26,350)

Contract Owner Transactions:
Purchase payments received	135	135	2,567	3,436
Transfers between Sub-Accounts (including the Fixed Account), net	1	1	(41,002)	(43,165)
Withdrawals, surrenders and contract charges	—	—	(17,820)	(81,157)
Mortality and expense risk charges	(832)	(580)	(117)	(325)
Cost of insurance charges	(5,874)	(4,525)	(1,783)	(2,818)

Net increase (decrease) from contract owner transactions	(6,570)	(4,969)	(58,155)	(124,029)

Total increase (decrease) in net assets	22,122	104,674	(35,322)	(150,379)
Net assets at beginning of year	312,467	207,793	76,325	226,704

Net assets at end of year	$334,589	$312,467	$41,003	$76,325

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A54 Sub-Account		A51 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$2,153
Net realized gains (losses)	406,158	132,907	221,638	41,703
Net change in unrealized appreciation/ (depreciation)	(359,055)	202,626	(217,523)	63,332

Increase (decrease) in net assets from operations	47,103	335,533	4,115	107,188

Contract Owner Transactions:
Purchase payments received	307	246	10,899	10,544
Transfers between Sub-Accounts (including the Fixed Account), net	(8,068)	172,371	378,177	(72,402)
Withdrawals, surrenders and contract charges	(468)	(8,949)	(346,762)	—
Mortality and expense risk charges	(1)	—	(1,041)	(806)
Cost of insurance charges	(162)	(132)	(4,176)	(4,563)

Net increase (decrease) from contract owner transactions	(8,392)	163,536	37,097	(67,227)

Total increase (decrease) in net assets	38,711	499,069	41,212	39,961
Net assets at beginning of year	961,089	462,020	240,955	200,994

Net assets at end of year	$999,800	$961,089	$282,167	$240,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	308 Sub-Account		301 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$30,755	$24,903	$33,307	$44,376
Net realized gains (losses)	8,610	(2,566)	107,391	45,998
Net change in unrealized appreciation/ (depreciation)	437,696	150,662	(145,693)	63,568

Increase (decrease) in net assets from operations	477,061	172,999	(4,995)	153,942

Contract Owner Transactions:
Purchase payments received	71,691	232,961	113,571	74,016
Transfers between Sub-Accounts (including the Fixed Account), net	261,879	5,197	(21,981)	1,495,226
Withdrawals, surrenders and contract charges	—	(198,394)	—	(71,246)
Mortality and expense risk charges	(2,394)	(2,353)	(6,443)	(5,083)
Cost of insurance charges	(18,150)	(13,379)	(33,042)	(28,785)

Net increase (decrease) from contract owner transactions	313,026	24,032	52,105	1,464,128

Total increase (decrease) in net assets	790,087	197,031	47,110	1,618,070
Net assets at beginning of year	1,604,333	1,407,302	2,315,545	697,475

Net assets at end of year	$2,394,420	$1,604,333	$2,362,655	$2,315,545

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	304 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$2,264	$2,019	$199	$506
Net realized gains (losses)	101,517	69,230	558	(5,299)
Net change in unrealized appreciation/ (depreciation)	(7,618)	71,198	772	(9,241)

Increase (decrease) in net assets from operations	96,163	142,447	1,529	(14,034)

Contract Owner Transactions:
Purchase payments received	19,550	20,011	3,286	6,854
Transfers between Sub-Accounts (including the Fixed Account), net	(29,111)	(62,172)	(1)	(106,188)
Withdrawals, surrenders and contract charges	—	—	—	(33,463)
Mortality and expense risk charges	(2,165)	(1,692)	(38)	(270)
Cost of insurance charges	(9,194)	(10,633)	(1,131)	(2,097)

Net increase (decrease) from contract owner transactions	(20,920)	(54,486)	2,116	(135,164)

Total increase (decrease) in net assets	75,243	87,961	3,645	(149,198)
Net assets at beginning of year	490,544	402,583	9,431	158,629

Net assets at end of year	$565,787	$490,544	$13,076	$9,431

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	306 Sub-Account		303 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$612	$1,068	$875
Net realized gains (losses)	40,761	33,418	165,822	23,215
Net change in unrealized appreciation/ (depreciation)	(4,862)	70,507	(89,664)	92,236

Increase (decrease) in net assets from operations	35,899	104,537	77,226	116,326

Contract Owner Transactions:
Purchase payments received	16,425	16,425	7,017	5,318
Transfers between Sub-Accounts (including the Fixed Account), net	134,220	(34,098)	480,632	(107,462)
Withdrawals, surrenders and contract charges	(111,530)	—	(238,515)	(15,834)
Mortality and expense risk charges	(1,827)	(1,354)	(493)	(332)
Cost of insurance charges	(6,896)	(7,306)	(30,911)	(21,200)

Net increase (decrease) from contract owner transactions	30,392	(26,333)	217,730	(139,510)

Total increase (decrease) in net assets	66,291	78,204	294,956	(23,184)
Net assets at beginning of year	430,289	352,085	316,088	339,272

Net assets at end of year	$496,580	$430,289	$611,044	$316,088

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	302 Sub-Account		305 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$5,421	$5,391	$760	$22
Net realized gains (losses)	49,658	8,838	6	(7,681)
Net change in unrealized appreciation/ (depreciation)	45,080	25,050	(318)	7,960

Increase (decrease) in net assets from operations	100,159	39,279	448	301

Contract Owner Transactions:
Purchase payments received	2,713	1,696	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	82,734	81,910	21,301	—
Withdrawals, surrenders and contract charges	(26,155)	(343,125)	—	(137,066)
Mortality and expense risk charges	(1,254)	(1,490)	(32)	(5)
Cost of insurance charges	(14,102)	(24,786)	(323)	(180)

Net increase (decrease) from contract owner transactions	43,936	(285,795)	20,946	(137,251)

Total increase (decrease) in net assets	144,095	(246,516)	21,394	(136,950)
Net assets at beginning of year	447,557	694,073	241	137,191

Net assets at end of year	$591,652	$447,557	$21,635	$241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	300 Sub-Account		BLG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$520,083	$103,846	$8,167	$10,102
Net realized gains (losses)	845,341	178,752	134,215	42,877
Net change in unrealized appreciation/ (depreciation)	(1,433,649)	1,761,791	(84,987)	99,578

Increase (decrease) in net assets from operations	(68,225)	2,044,389	57,395	152,557

Contract Owner Transactions:
Purchase payments received	16,288	13,377	27,004	28,855
Transfers between Sub-Accounts (including the Fixed Account), net	3,255,698	(1,195,230)	(1,296)	45,140
Withdrawals, surrenders and contract charges	(838,393)	(396,298)	(7,067)	(18,057)
Mortality and expense risk charges	(37,683)	(24,135)	(1,563)	(1,233)
Cost of insurance charges	(469,850)	(446,136)	(69,651)	(57,542)

Net increase (decrease) from contract owner transactions	1,926,060	(2,048,422)	(52,573)	(2,837)

Total increase (decrease) in net assets	1,857,835	(4,033)	4,822	149,720
Net assets at beginning of year	18,687,680	18,691,713	875,854	726,134

Net assets at end of year	$20,545,515	$18,687,680	$880,676	$875,854

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MSV Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$6,570	$6,951	$—	$—
Net realized gains (losses)	219,119	39,112	132	84
Net change in unrealized appreciation/ (depreciation)	(132,902)	67,189	451	545

Increase (decrease) in net assets from operations	92,787	113,252	583	629

Contract Owner Transactions:
Purchase payments received	5,400	3,527	1,287	1,327
Transfers between Sub-Accounts (including the Fixed Account), net	944	—	(3)	1
Withdrawals, surrenders and contract charges	(2,190)	(4,259)	—	—
Mortality and expense risk charges	(764)	(584)	(16)	(9)
Cost of insurance charges	(6,255)	(4,547)	(274)	(300)

Net increase (decrease) from contract owner transactions	(2,865)	(5,863)	994	1,019

Total increase (decrease) in net assets	89,922	107,389	1,577	1,648
Net assets at beginning of year	679,495	572,106	2,796	1,148

Net assets at end of year	$769,417	$679,495	$4,373	$2,796

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C58 Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$73,447	$51,139
Net realized gains (losses)	—	(3)	(170,580)	(998)
Net change in unrealized appreciation/ (depreciation)	—	(2)	922,727	(380,413)

Increase (decrease) in net assets from operations	—	(5)	825,594	(330,272)

Contract Owner Transactions:
Purchase payments received	—	—	65,038	54,142
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(867,379)	(242,112)
Withdrawals, surrenders and contract charges	—	—	—	(187,316)
Mortality and expense risk charges	—	—	(4,316)	(6,321)
Cost of insurance charges	—	(29)	(49,136)	(49,508)

Net increase (decrease) from contract owner transactions	—	(29)	(855,793)	(431,115)

Total increase (decrease) in net assets	—	(34)	(30,199)	(761,387)
Net assets at beginning of year	—	34	2,629,646	3,391,033

Net assets at end of year	$—	$—	$2,599,447	$2,629,646

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DSV Sub-Account		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$32,224	$51,891	$18,299	$7,020
Net realized gains (losses)	147,374	11,956	255,229	(233,133)
Net change in unrealized appreciation/ (depreciation)	1,253,041	(88,880)	109,599	413,006

Increase (decrease) in net assets from operations	1,432,639	(25,033)	383,127	186,893

Contract Owner Transactions:
Purchase payments received	22,109	7,391	14,098	10,062
Transfers between Sub-Accounts (including the Fixed Account), net	(1,785,272)	191,120	(205,424)	416,754
Withdrawals, surrenders and contract charges	(350,875)	(80,889)	(2,232)	(56,501)
Mortality and expense risk charges	(8,441)	(10,222)	(4,937)	(4,060)
Cost of insurance charges	(49,297)	(44,499)	(21,915)	(20,092)

Net increase (decrease) from contract owner transactions	(2,171,776)	62,901	(220,410)	346,163

Total increase (decrease) in net assets	(739,137)	37,868	162,717	533,056
Net assets at beginning of year	4,885,683	4,847,815	1,770,217	1,237,161

Net assets at end of year	$4,146,546	$4,885,683	$1,932,934	$1,770,217

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	001 Sub-Account		SSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$38	$29	$7,762	$7,752
Net realized gains (losses)	(4)	(37)	62,851	67,012
Net change in unrealized appreciation/ (depreciation)	443	(39)	54,596	76,211

Increase (decrease) in net assets from operations	477	(47)	125,209	150,975

Contract Owner Transactions:
Purchase payments received	1,013	1,099	218	218
Transfers between Sub-Accounts (including the Fixed Account), net	1	—	8,684	(10,918)
Withdrawals, surrenders and contract charges	—	—	(30,002)	(3,299)
Mortality and expense risk charges	(9)	(5)	(947)	(692)
Cost of insurance charges	(507)	(473)	(16,798)	(13,688)

Net increase (decrease) from contract owner transactions	498	621	(38,845)	(28,379)

Total increase (decrease) in net assets	975	574	86,364	122,596
Net assets at beginning of year	1,650	1,076	866,915	744,319

Net assets at end of year	$2,625	$1,650	$953,279	$866,915

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$12,883	$19,011	$11	$12,388
Net realized gains (losses)	193,472	158,081	(5,162)	(223,818)
Net change in unrealized appreciation/ (depreciation)	101,963	285,552	31,805	107,021

Increase (decrease) in net assets from operations	308,318	462,644	26,654	(104,409)

Contract Owner Transactions:
Purchase payments received	1,633	1,225	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(348,622)	73,160	(591,234)	(405,714)
Withdrawals, surrenders and contract charges	(599)	(38,925)	(17,694)	—
Mortality and expense risk charges	(5,859)	(4,784)	(202)	(2,501)
Cost of insurance charges	(33,796)	(33,393)	(551)	(8,292)

Net increase (decrease) from contract owner transactions	(387,243)	(2,717)	(609,681)	(416,507)

Total increase (decrease) in net assets	(78,925)	459,927	(583,027)	(520,916)
Net assets at beginning of year	2,387,699	1,927,772	583,027	1,103,943

Net assets at end of year	$2,308,774	$2,387,699	$—	$583,027

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	D18 Sub-Account		DTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,391	$4,521	$—	$1,905
Net realized gains (losses)	5,752	(15,853)	668,522	136,436
Net change in unrealized appreciation/ (depreciation)	150,089	48,353	(476,625)	302,587

Increase (decrease) in net assets from operations	160,232	37,021	191,897	440,928

Contract Owner Transactions:
Purchase payments received	2,682	5,102	120,164	88,825
Transfers between Sub-Accounts (including the Fixed Account), net	8,038	(36,079)	1,197,746	(159,536)
Withdrawals, surrenders and contract charges	—	(11,350)	(1,240,433)	(10,740)
Mortality and expense risk charges	(858)	(652)	(4,495)	(2,751)
Cost of insurance charges	(9,541)	(8,225)	(17,640)	(12,041)

Net increase (decrease) from contract owner transactions	321	(51,204)	55,342	(96,243)

Total increase (decrease) in net assets	160,553	(14,183)	247,239	344,685
Net assets at beginning of year	618,731	632,914	1,026,299	681,614

Net assets at end of year	$779,284	$618,731	$1,273,538	$1,026,299

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DSI Sub-Account		DCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$1,391,650	$1,583,953	$23,267	$32,331
Net realized gains (losses)	8,560,885	6,759,677	516,755	336,422
Net change in unrealized appreciation/ (depreciation)	20,305,741	9,409,701	718,469	561,085

Increase (decrease) in net assets from operations	30,258,276	17,753,331	1,258,491	929,838

Contract Owner Transactions:
Purchase payments received	245,932	273,306	19,875	60,762
Transfers between Sub-Accounts (including the Fixed Account), net	(5,839,912)	1,149,365	100,629	(74,994)
Withdrawals, surrenders and contract charges	(3,985,807)	(1,455,395)	(322,961)	(157,249)
Mortality and expense risk charges	(244,907)	(215,984)	(5,276)	(4,116)
Cost of insurance charges	(1,608,573)	(1,400,722)	(33,233)	(25,007)

Net increase (decrease) from contract owner transactions	(11,433,267)	(1,649,430)	(240,966)	(200,604)

Total increase (decrease) in net assets	18,825,009	16,103,901	1,017,525	729,234
Net assets at beginning of year	115,032,534	98,928,633	4,800,757	4,071,523

Net assets at end of year	$133,857,543	$115,032,534	$5,818,282	$4,800,757

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$178	$788	$287	$333
Net realized gains (losses)	37,163	1,858	4,054	3,212
Net change in unrealized appreciation/ (depreciation)	(15,531)	21,485	9,072	6,985

Increase (decrease) in net assets from operations	21,810	24,131	13,413	10,530

Contract Owner Transactions:
Purchase payments received	3,186	4,335	1,419	1,395
Transfers between Sub-Accounts (including the Fixed Account), net	(112,516)	—	(1)	—
Withdrawals, surrenders and contract charges	(32,216)	(6,363)	—	(1)
Mortality and expense risk charges	(116)	(139)	(120)	(84)
Cost of insurance charges	(1,877)	(3,911)	(1,045)	(1,287)

Net increase (decrease) from contract owner transactions	(143,539)	(6,078)	253	23

Total increase (decrease) in net assets	(121,729)	18,053	13,666	10,553
Net assets at beginning of year	151,076	133,023	52,162	41,609

Net assets at end of year	$29,347	$151,076	$65,828	$52,162

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DQB Sub-Account[4]		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$105	$4,842	$5,587
Net realized gains (losses)	—	579	37,926	31,858
Net change in unrealized appreciation/ (depreciation)	—	(212)	43,184	48,972

Increase (decrease) in net assets from operations	—	472	85,952	86,417

Contract Owner Transactions:
Purchase payments received	—	1,167	71,472	63,495
Transfers between Sub-Accounts (including the Fixed Account), net	—	(18,793)	(600)	(140,929)
Withdrawals, surrenders and contract charges	—	—	(837)	(161,430)
Mortality and expense risk charges	—	(12)	(1,951)	(1,604)
Cost of insurance charges	—	(260)	(9,304)	(8,691)

Net increase (decrease) from contract owner transactions	—	(17,898)	58,780	(249,159)

Total increase (decrease) in net assets	—	(17,426)	144,732	(162,742)
Net assets at beginning of year	—	17,426	421,356	584,098

Net assets at end of year	$—	$—	$566,088	$421,356

[4]	BNY Mellon Variable Investment Fund: Quality Bond Portfolio, Initial Shares Sub-Account (DQB) was closed on April 30, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FCN Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$6,285	$19,713	$150	$405
Net realized gains (losses)	1,564,477	612,955	86,656	19,940
Net change in unrealized appreciation/ (depreciation)	942,408	1,622,261	48,486	114,379

Increase (decrease) in net assets from operations	2,513,170	2,254,929	135,292	134,724

Contract Owner Transactions:
Purchase payments received	36,094	62,984	25,559	18,743
Transfers between Sub-Accounts (including the Fixed Account), net	159,002	(210,106)	(70)	136
Withdrawals, surrenders and contract charges	(561,636)	(1,824,089)	—	(99,828)
Mortality and expense risk charges	(7,895)	(8,414)	(1,401)	(1,290)
Cost of insurance charges	(83,002)	(80,263)	(41,645)	(37,546)

Net increase (decrease) from contract owner transactions	(457,437)	(2,059,888)	(17,557)	(119,785)

Total increase (decrease) in net assets	2,055,733	195,041	117,735	14,939
Net assets at beginning of year	9,165,232	8,970,191	502,349	487,410

Net assets at end of year	$11,220,965	$9,165,232	$620,084	$502,349

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FEI Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$161,569	$123,000	$4,962	$10,959
Net realized gains (losses)	1,106,360	271,340	88,205	31,670
Net change in unrealized appreciation/ (depreciation)	588,684	41,694	(67,979)	50,970

Increase (decrease) in net assets from operations	1,856,613	436,034	25,188	93,599

Contract Owner Transactions:
Purchase payments received	28,099	78,489	—	164
Transfers between Sub-Accounts (including the Fixed Account), net	40,613	19,102	(479,972)	332,087
Withdrawals, surrenders and contract charges	(564,341)	(2,711,086)	(1)	(67,082)
Mortality and expense risk charges	(8,578)	(9,434)	(526)	(736)
Cost of insurance charges	(67,316)	(64,352)	(7,539)	(9,945)

Net increase (decrease) from contract owner transactions	(571,523)	(2,687,281)	(488,038)	254,488

Total increase (decrease) in net assets	1,285,090	(2,251,247)	(462,850)	348,087
Net assets at beginning of year	7,689,955	9,941,202	918,556	570,469

Net assets at end of year	$8,975,045	$7,689,955	$455,706	$918,556

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$15,260	$13,940	$36,910	$34,411
Net realized gains (losses)	140,497	101,498	311,890	181,035
Net change in unrealized appreciation/ (depreciation)	(58,670)	15,952	45,229	197,196

Increase (decrease) in net assets from operations	97,087	131,390	394,029	412,642

Contract Owner Transactions:
Purchase payments received	4,052	13,475	26,885	26,942
Transfers between Sub-Accounts (including the Fixed Account), net	167,278	(74,201)	31,728	(133,095)
Withdrawals, surrenders and contract charges	(5,527)	(290,619)	(799)	(536,076)
Mortality and expense risk charges	(1,534)	(1,501)	(4,330)	(3,995)
Cost of insurance charges	(22,909)	(25,317)	(58,744)	(62,257)

Net increase (decrease) from contract owner transactions	141,360	(378,163)	(5,260)	(708,481)

Total increase (decrease) in net assets	238,447	(246,773)	388,769	(295,839)
Net assets at beginning of year	1,168,885	1,415,658	3,121,090	3,416,929

Net assets at end of year	$1,407,332	$1,168,885	$3,509,859	$3,121,090

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$6,656	$4,019	$—	$12
Net realized gains (losses)	13,904	10,433	42,338	2,051
Net change in unrealized appreciation/ (depreciation)	37,353	3,245	(3,595)	5,474

Increase (decrease) in net assets from operations	57,913	17,697	38,743	7,537

Contract Owner Transactions:
Purchase payments received	7,372	6,542	6,966	7,482
Transfers between Sub-Accounts (including the Fixed Account), net	21,561	12,768	1,059,167	—
Withdrawals, surrenders and contract charges	(856)	(9,924)	(1,075,749)	(428)
Mortality and expense risk charges	(305)	(216)	(130)	(51)
Cost of insurance charges	(6,904)	(5,862)	(3,580)	(2,932)

Net increase (decrease) from contract owner transactions	20,868	3,308	(13,326)	4,071

Total increase (decrease) in net assets	78,781	21,005	25,417	11,608
Net assets at beginning of year	218,818	197,813	25,291	13,683

Net assets at end of year	$297,599	$218,818	$50,708	$25,291

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F99 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$1,902	$11,866	$21,590
Net realized gains (losses)	1,594,783	751,518	(5,683)	(4,582)
Net change in unrealized appreciation/ (depreciation)	(453,755)	816,547	2,462	(3,448)

Increase (decrease) in net assets from operations	1,141,028	1,569,967	8,645	13,560

Contract Owner Transactions:
Purchase payments received	51,894	62,996	39,979	42,780
Transfers between Sub-Accounts (including the Fixed Account), net	1,317,800	(895,070)	(264,360)	84
Withdrawals, surrenders and contract charges	(810,807)	—	(2,420)	(98,008)
Mortality and expense risk charges	(16,696)	(13,030)	(1,024)	(1,713)
Cost of insurance charges	(108,572)	(87,369)	(9,211)	(11,628)

Net increase (decrease) from contract owner transactions	433,619	(932,473)	(237,036)	(68,485)

Total increase (decrease) in net assets	1,574,647	637,494	(228,391)	(54,925)
Net assets at beginning of year	4,888,150	4,250,656	459,810	514,735

Net assets at end of year	$6,462,797	$4,888,150	$231,419	$459,810

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$416	$24,316	$827,916	$916,958
Net realized gains (losses)	591	1,506,272	1,922,361	508,921
Net change in unrealized appreciation/ (depreciation)	7,124	(2,218,140)	(3,077,286)	2,219,234

Increase (decrease) in net assets from operations	8,131	(687,552)	(327,009)	3,645,113

Contract Owner Transactions:
Purchase payments received	352	235	8,090	9,691
Transfers between Sub-Accounts (including the Fixed Account), net	143	(6,482,632)	(2,052,376)	(985,280)
Withdrawals, surrenders and contract charges	—	—	(621,283)	(410,543)
Mortality and expense risk charges	(36)	(4,341)	(50,430)	(59,051)
Cost of insurance charges	(367)	(21,421)	(462,893)	(472,445)

Net increase (decrease) from contract owner transactions	92	(6,508,159)	(3,178,892)	(1,917,628)

Total increase (decrease) in net assets	8,223	(7,195,711)	(3,505,901)	1,727,485
Net assets at beginning of year	28,371	7,224,082	43,043,978	41,316,493

Net assets at end of year	$36,594	$28,371	$39,538,077	$43,043,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FMC Sub-Account		FM8 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$15,885	$17,367	$2,230	$55,924
Net realized gains (losses)	556,327	(260,411)	—	—
Net change in unrealized appreciation/ (depreciation)	35,297	572,704	—	—

Increase (decrease) in net assets from operations	607,509	329,660	2,230	55,924

Contract Owner Transactions:
Purchase payments received	19,388	18,404	100,562	101,520
Transfers between Sub-Accounts (including the Fixed Account), net	(688,022)	(553,739)	7,042,882	(1,233,516)
Withdrawals, surrenders and contract charges	(175,491)	(246,441)	(1,839,143)	(509,795)
Mortality and expense risk charges	(4,332)	(5,812)	(45,709)	(33,659)
Cost of insurance charges	(34,399)	(36,473)	(364,663)	(316,559)

Net increase (decrease) from contract owner transactions	(882,856)	(824,061)	4,893,929	(1,992,009)

Total increase (decrease) in net assets	(275,347)	(494,401)	4,896,159	(1,936,085)
Net assets at beginning of year	2,999,546	3,493,947	19,398,524	21,334,609

Net assets at end of year	$2,724,199	$2,999,546	$24,294,683	$19,398,524

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FOF Sub-Account		F91 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$1,830	$1,145	$845	$447
Net realized gains (losses)	107,644	1,223	32,978	148,833
Net change in unrealized appreciation/ (depreciation)	(38,681)	36,440	7,045	(138,051)

Increase (decrease) in net assets from operations	70,793	38,808	40,868	11,229

Contract Owner Transactions:
Purchase payments received	13,618	13,822	32,256	1,717
Transfers between Sub-Accounts (including the Fixed Account), net	243,678	14,085	(31,995)	(567,276)
Withdrawals, surrenders and contract charges	(272,156)	(381)	(6,404)	—
Mortality and expense risk charges	(1,347)	(967)	(604)	(1,056)
Cost of insurance charges	(5,352)	(5,554)	(16,180)	(17,463)

Net increase (decrease) from contract owner transactions	(21,559)	21,005	(22,927)	(584,078)

Total increase (decrease) in net assets	49,234	59,813	17,941	(572,849)
Net assets at beginning of year	314,868	255,055	228,996	801,845

Net assets at end of year	$364,102	$314,868	$246,937	$228,996

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FE3 Sub-Account		TFS Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$4,382	$33,364	$4,669	$6,475
Net realized gains (losses)	(50,234)	52,184	6,486	7,067
Net change in unrealized appreciation/ (depreciation)	67,187	4,180	(1,627)	(32,701)

Increase (decrease) in net assets from operations	21,335	89,728	9,528	(19,159)

Contract Owner Transactions:
Purchase payments received	57,237	37,135	8,606	3,295
Transfers between Sub-Accounts (including the Fixed Account), net	(938,526)	(55,522)	(2,838)	(1,063,225)
Withdrawals, surrenders and contract charges	—	—	(3,910)	(87,605)
Mortality and expense risk charges	(1,972)	(4,458)	(453)	(786)
Cost of insurance charges	(7,052)	(13,991)	(6,316)	(8,636)

Net increase (decrease) from contract owner transactions	(890,313)	(36,836)	(4,911)	(1,156,957)

Total increase (decrease) in net assets	(868,978)	52,892	4,617	(1,176,116)
Net assets at beginning of year	1,338,588	1,285,696	193,215	1,369,331

Net assets at end of year	$469,610	$1,338,588	$197,832	$193,215

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T20 Sub-Account		TSF Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$9,261	$15,947	$58,387	$119,129
Net realized gains (losses)	(4,789)	(8,751)	19,285	(314,356)
Net change in unrealized appreciation/ (depreciation)	15,740	(23,926)	148,592	391,115

Increase (decrease) in net assets from operations	20,212	(16,730)	226,264	195,888

Contract Owner Transactions:
Purchase payments received	1,945	1,985	—	229
Transfers between Sub-Accounts (including the Fixed Account), net	(14,478)	(36,854)	47,872	44,496
Withdrawals, surrenders and contract charges	—	(24,400)	(242,034)	(1,509,344)
Mortality and expense risk charges	(1,646)	(1,708)	(3,850)	(4,817)
Cost of insurance charges	(9,992)	(10,187)	(29,701)	(31,147)

Net increase (decrease) from contract owner transactions	(24,171)	(71,164)	(227,713)	(1,500,583)

Total increase (decrease) in net assets	(3,959)	(87,894)	(1,449)	(1,304,695)
Net assets at beginning of year	493,441	581,335	4,363,374	5,668,069

Net assets at end of year	$489,482	$493,441	$4,361,925	$4,363,374

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F56 Sub-Account		FSS Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$4	$11	$136	$94
Net realized gains (losses)	74	(5)	74	(139)
Net change in unrealized appreciation/ (depreciation)	(57)	36	535	207

Increase (decrease) in net assets from operations	21	42	745	162

Contract Owner Transactions:
Purchase payments received	173	568	2,304	2,501
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	1	—	(1)
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	—	—	(18)	(11)
Cost of insurance charges	(403)	(513)	(1,211)	(1,079)

Net increase (decrease) from contract owner transactions	(231)	56	1,075	1,410

Total increase (decrease) in net assets	(210)	98	1,820	1,572
Net assets at beginning of year	479	381	3,634	2,062

Net assets at end of year	$269	$479	$5,454	$3,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FSC Sub-Account		FRE Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$1,238	$3,750
Net realized gains (losses)	15,949	717	2,163	(389)
Net change in unrealized appreciation/ (depreciation)	(2,762)	2,332	25,083	(15,320)

Increase (decrease) in net assets from operations	13,187	3,049	28,484	(11,959)

Contract Owner Transactions:
Purchase payments received	1,022	1,070	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	249,176	—	(15,274)	17,179
Withdrawals, surrenders and contract charges	(261,433)	—	—	(29,185)
Mortality and expense risk charges	(30)	(23)	(119)	(109)
Cost of insurance charges	(444)	(380)	(3,968)	(3,946)

Net increase (decrease) from contract owner transactions	(11,709)	667	(19,361)	(16,061)

Total increase (decrease) in net assets	1,478	3,716	9,123	(28,020)
Net assets at beginning of year	8,627	4,911	116,610	144,630

Net assets at end of year	$10,105	$8,627	$125,733	$116,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	G31 Sub-Account		V15 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$981	$671	$—	$2,210
Net realized gains (losses)	32,853	5,275	702,546	1,424,273
Net change in unrealized appreciation/ (depreciation)	(8,928)	7,071	(266,492)	(271,870)

Increase (decrease) in net assets from operations	24,906	13,017	436,054	1,154,613

Contract Owner Transactions:
Purchase payments received	41,362	188	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	15	—	—
Withdrawals, surrenders and contract charges	—	—	(373,615)	(2,580,717)
Mortality and expense risk charges	(249)	(206)	(3,904)	(6,170)
Cost of insurance charges	(21,660)	(17,822)	(36,991)	(41,563)

Net increase (decrease) from contract owner transactions	19,453	(17,825)	(414,510)	(2,628,450)

Total increase (decrease) in net assets	44,359	(4,808)	21,544	(1,473,837)
Net assets at beginning of year	84,675	89,483	3,746,749	5,220,586

Net assets at end of year	$129,034	$84,675	$3,768,293	$3,746,749

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	VCP Sub-Account		A39 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$19,544	$18,749	$1,300	$1,967
Net realized gains (losses)	921	16,845	5,567	34,696
Net change in unrealized appreciation/ (depreciation)	270,311	(45,850)	39,177	(16,353)

Increase (decrease) in net assets from operations	290,776	(10,256)	46,044	20,310

Contract Owner Transactions:
Purchase payments received	887	309	6,996	5,796
Transfers between Sub-Accounts (including the Fixed Account), net	1	34	—	—
Withdrawals, surrenders and contract charges	—	(3,171)	—	—
Mortality and expense risk charges	(1,043)	(756)	(463)	(346)
Cost of insurance charges	(10,800)	(8,564)	(3,405)	(3,453)

Net increase (decrease) from contract owner transactions	(10,955)	(12,148)	3,128	1,997

Total increase (decrease) in net assets	279,821	(22,404)	49,172	22,307
Net assets at beginning of year	874,754	897,158	164,959	142,652

Net assets at end of year	$1,154,575	$874,754	$214,131	$164,959

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$37,536	$41,506	$5,523	$15,675
Net realized gains (losses)	(257)	(108,787)	118,483	26,842
Net change in unrealized appreciation/ (depreciation)	518,409	96,289	(84,830)	51,402

Increase (decrease) in net assets from operations	555,688	29,008	39,176	93,919

Contract Owner Transactions:
Purchase payments received	27,448	89,418	1,633	1,225
Transfers between Sub-Accounts (including the Fixed Account), net	156,340	(304,769)	—	(67,569)
Withdrawals, surrenders and contract charges	—	(232,993)	(359,404)	—
Mortality and expense risk charges	(3,159)	(4,317)	(1,414)	(1,732)
Cost of insurance charges	(20,248)	(18,885)	(4,973)	(6,227)

Net increase (decrease) from contract owner transactions	160,381	(471,546)	(364,158)	(74,303)

Total increase (decrease) in net assets	716,069	(442,538)	(324,982)	19,616
Net assets at beginning of year	1,909,312	2,351,850	758,163	738,547

Net assets at end of year	$2,625,381	$1,909,312	$433,181	$758,163

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A22 Sub-Account		I84 Sub-Account[5]
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,029	$2,208	$—	$—
Net realized gains (losses)	(3,247)	60,535	—	6,271
Net change in unrealized appreciation/ (depreciation)	88,691	(27,281)	—	(11,623)

Increase (decrease) in net assets from operations	87,473	35,462	—	(5,352)

Contract Owner Transactions:
Purchase payments received	64,629	69,144	—	817
Transfers between Sub-Accounts (including the Fixed Account), net	16,996	140	—	(94,396)
Withdrawals, surrenders and contract charges	(21,286)	(48,312)	—	—
Mortality and expense risk charges	(1,945)	(1,286)	—	(79)
Cost of insurance charges	(17,320)	(13,931)	—	(770)

Net increase (decrease) from contract owner transactions	41,074	5,755	—	(94,428)

Total increase (decrease) in net assets	128,547	41,217	—	(99,780)
Net assets at beginning of year	361,798	320,581	—	99,780

Net assets at end of year	$490,345	$361,798	$—	$—

[5]	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) was closed on April 30, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	I76 Sub-Account		MVP Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$91	$127	$1,055	$2,156
Net realized gains (losses)	4,499	2,779	2,201	2,306
Net change in unrealized appreciation/ (depreciation)	4,777	6,506	37,428	1,316

Increase (decrease) in net assets from operations	9,367	9,412	40,684	5,778

Contract Owner Transactions:
Purchase payments received	835	835	7,495	7,405
Transfers between Sub-Accounts (including the Fixed Account), net	8,193	1,544	(9,594)	23,978
Withdrawals, surrenders and contract charges	—	1	—	—
Mortality and expense risk charges	(126)	(89)	(818)	(599)
Cost of insurance charges	(1,292)	(1,023)	(5,278)	(4,769)

Net increase (decrease) from contract owner transactions	7,610	1,268	(8,195)	26,015

Total increase (decrease) in net assets	16,977	10,680	32,489	31,793
Net assets at beginning of year	45,151	34,471	204,093	172,300

Net assets at end of year	$62,128	$45,151	$236,582	$204,093

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	JM7 Sub-Account		J43 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$30,421	$30,541	$5,648	$7,494
Net realized gains (losses)	29,125	613,831	387,066	69,060
Net change in unrealized appreciation/ (depreciation)	(79,169)	(126,105)	(209,357)	40,015

Increase (decrease) in net assets from operations	(19,623)	518,267	183,357	116,569

Contract Owner Transactions:
Purchase payments received	45,083	75,035	12,096	20,058
Transfers between Sub-Accounts (including the Fixed Account), net	2,494,115	(14,832,720)	(907,274)	—
Withdrawals, surrenders and contract charges	(338,980)	(36,516)	(257,561)	(21,427)
Mortality and expense risk charges	(2,761)	(10,236)	(520)	(795)
Cost of insurance charges	(51,720)	(91,469)	(8,577)	(24,866)

Net increase (decrease) from contract owner transactions	2,145,737	(14,895,906)	(1,161,836)	(27,030)

Total increase (decrease) in net assets	2,126,114	(14,377,639)	(978,479)	89,539
Net assets at beginning of year	1,593,055	15,970,694	995,331	905,792

Net assets at end of year	$3,719,169	$1,593,055	$16,852	$995,331

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	J32 Sub-Account		LRI Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$3,590	$2,723	$81,523	$150,743
Net realized gains (losses)	29,544	36,204	(139,955)	(213,094)
Net change in unrealized appreciation/ (depreciation)	92,434	47,600	392,932	(231,072)

Increase (decrease) in net assets from operations	125,568	86,527	334,500	(293,423)

Contract Owner Transactions:
Purchase payments received	—	—	14,235	14,300
Transfers between Sub-Accounts (including the Fixed Account), net	4,693	(4,778)	(2,368,128)	(1,218,522)
Withdrawals, surrenders and contract charges	—	—	(48,445)	(7,614)
Mortality and expense risk charges	(491)	(361)	(8,716)	(12,979)
Cost of insurance charges	(3,162)	(2,263)	(42,994)	(53,793)

Net increase (decrease) from contract owner transactions	1,040	(7,402)	(2,454,048)	(1,278,608)

Total increase (decrease) in net assets	126,608	79,125	(2,119,548)	(1,572,031)
Net assets at beginning of year	429,374	350,249	6,011,146	7,583,177

Net assets at end of year	$555,982	$429,374	$3,891,598	$6,011,146

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD8 Sub-Account		M07 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2	$174,182	$96,228	$109,017
Net realized gains (losses)	—	(5)	318,639	284,585
Net change in unrealized appreciation/ (depreciation)	—	—	276,840	73,892

Increase (decrease) in net assets from operations	2	174,177	691,707	467,494

Contract Owner Transactions:
Purchase payments received	945,271	2,656,570	50,938	157,855
Transfers between Sub-Accounts (including the Fixed Account), net	5,235,360	8,894,006	197,168	(224,729)
Withdrawals, surrenders and contract charges	(2,467,478)	(1,177,520)	(405,909)	(1,536,722)
Mortality and expense risk charges	(103,699)	(161,631)	(4,537)	(5,558)
Cost of insurance charges	(3,506,514)	(3,552,818)	(51,641)	(50,710)

Net increase (decrease) from contract owner transactions	102,940	6,658,607	(213,981)	(1,659,864)

Total increase (decrease) in net assets	102,942	6,832,784	477,726	(1,192,370)
Net assets at beginning of year	85,947,318	79,114,534	4,942,056	6,134,426

Net assets at end of year	$86,050,260	$85,947,318	$5,419,782	$4,942,056

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M35 Sub-Account		M31 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$109,708	$120,277	$—	$—
Net realized gains (losses)	422,537	234,837	388,136	120,571
Net change in unrealized appreciation/ (depreciation)	338,286	179,259	(113,752)	226,526

Increase (decrease) in net assets from operations	870,531	534,373	274,384	347,097

Contract Owner Transactions:
Purchase payments received	3,114	2,340	11,161	19,215
Transfers between Sub-Accounts (including the Fixed Account), net	159,888	(271,054)	(36)	—
Withdrawals, surrenders and contract charges	(11,461)	—	(328,085)	(29,610)
Mortality and expense risk charges	(4,951)	(4,918)	(1,364)	(1,258)
Cost of insurance charges	(310,174)	(278,900)	(24,512)	(39,520)

Net increase (decrease) from contract owner transactions	(163,584)	(552,532)	(342,836)	(51,173)

Total increase (decrease) in net assets	706,947	(18,159)	(68,452)	295,924
Net assets at beginning of year	6,259,029	6,277,188	1,411,702	1,115,778

Net assets at end of year	$6,965,976	$6,259,029	$1,343,250	$1,411,702

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M80 Sub-Account		MF1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	267,951	91,114	639,268	661,765
Net change in unrealized appreciation/ (depreciation)	33,080	225,063	(242,555)	114,938

Increase (decrease) in net assets from operations	301,031	316,177	396,713	776,703

Contract Owner Transactions:
Purchase payments received	20,366	15,701	1,315	4,330
Transfers between Sub-Accounts (including the Fixed Account), net	(40,534)	31,912	(8,455)	(506,405)
Withdrawals, surrenders and contract charges	—	—	(2,216)	(173,907)
Mortality and expense risk charges	(4,105)	(3,517)	(6,662)	(5,711)
Cost of insurance charges	(36,360)	(36,432)	(42,082)	(33,949)

Net increase (decrease) from contract owner transactions	(60,633)	7,664	(58,100)	(715,642)

Total increase (decrease) in net assets	240,398	323,841	338,613	61,061
Net assets at beginning of year	1,315,939	992,098	2,775,164	2,714,103

Net assets at end of year	$1,556,337	$1,315,939	$3,113,777	$2,775,164

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M41 Sub-Account		M05 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	137,076	139,950	8,217	—
Net change in unrealized appreciation/ (depreciation)	(57,541)	(17,524)	—	—

Increase (decrease) in net assets from operations	79,535	122,426	8,217	—

Contract Owner Transactions:
Purchase payments received	16,570	12,476	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	198,854	(387,267)	191,601	—
Withdrawals, surrenders and contract charges	—	—	(199,804)	—
Mortality and expense risk charges	(277)	(251)	(9)	—
Cost of insurance charges	(31,912)	(32,637)	(5)	—

Net increase (decrease) from contract owner transactions	183,235	(407,679)	(8,217)	—

Total increase (decrease) in net assets	262,770	(285,253)	—	—
Net assets at beginning of year	385,004	670,257	—	—

Net assets at end of year	$647,774	$385,004	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M42 Sub-Account		M06 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$121,134	$179,626
Net realized gains (losses)	62,836	88,232	59,837	34,181
Net change in unrealized appreciation/ (depreciation)	(66,130)	2,479	(228,758)	211,017

Increase (decrease) in net assets from operations	(3,294)	90,711	(47,787)	424,824

Contract Owner Transactions:
Purchase payments received	17,563	13,362	106,075	96,179
Transfers between Sub-Accounts (including the Fixed Account), net	173,487	(1,695,653)	2,871	13,104
Withdrawals, surrenders and contract charges	—	—	(648,190)	(574,993)
Mortality and expense risk charges	(106)	(1,263)	(10,300)	(12,298)
Cost of insurance charges	(17,279)	(27,397)	(355,185)	(422,992)

Net increase (decrease) from contract owner transactions	173,665	(1,710,951)	(904,729)	(901,000)

Total increase (decrease) in net assets	170,371	(1,620,240)	(952,516)	(476,176)
Net assets at beginning of year	124,121	1,744,361	5,131,671	5,607,847

Net assets at end of year	$294,492	$124,121	$4,179,155	$5,131,671

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M33 Sub-Account		M44 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$80	$115	$11,539	$13,647
Net realized gains (losses)	2,586	4,775	51,234	36,814
Net change in unrealized appreciation/ (depreciation)	756	(2,382)	27,206	(9,057)

Increase (decrease) in net assets from operations	3,422	2,508	89,979	41,404

Contract Owner Transactions:
Purchase payments received	716	741	37,697	36,123
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	84,554	28,277
Withdrawals, surrenders and contract charges	—	(71,813)	(79,177)	(74,801)
Mortality and expense risk charges	(38)	(43)	(2,025)	(2,189)
Cost of insurance charges	(6,216)	(5,079)	(14,265)	(13,526)

Net increase (decrease) from contract owner transactions	(5,538)	(76,194)	26,784	(26,116)

Total increase (decrease) in net assets	(2,116)	(73,686)	116,763	15,288
Net assets at beginning of year	16,168	89,854	612,816	597,528

Net assets at end of year	$14,052	$16,168	$729,579	$612,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M40 Sub-Account		M83 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$335	$396	$145,743	$149,729
Net realized gains (losses)	774	459	728,966	474,148
Net change in unrealized appreciation/ (depreciation)	1,716	721	1,608,783	(363,332)

Increase (decrease) in net assets from operations	2,825	1,576	2,483,492	260,545

Contract Owner Transactions:
Purchase payments received	1,483	1,483	2,366	4,025
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	(1)	(817,222)	(1,684,616)
Withdrawals, surrenders and contract charges	—	—	(500,269)	(20,620)
Mortality and expense risk charges	(53)	(43)	(14,041)	(17,476)
Cost of insurance charges	(236)	(276)	(108,057)	(99,835)

Net increase (decrease) from contract owner transactions	1,193	1,163	(1,437,223)	(1,818,522)

Total increase (decrease) in net assets	4,018	2,739	1,046,269	(1,557,977)
Net assets at beginning of year	19,416	16,677	10,512,990	12,070,967

Net assets at end of year	$23,434	$19,416	$11,559,259	$10,512,990

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$26,667	$16,915	$212	$257
Net realized gains (losses)	71,060	52,635	7,878	1,656
Net change in unrealized appreciation/ (depreciation)	389,519	(28,881)	(4,013)	355

Increase (decrease) in net assets from operations	487,246	40,669	4,077	2,268

Contract Owner Transactions:
Purchase payments received	7,300	5,487	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	672,473	172,692	(20,040)	—
Withdrawals, surrenders and contract charges	—	—	12	—
Mortality and expense risk charges	(1,897)	(895)	(15)	(18)
Cost of insurance charges	(101,124)	(63,669)	(1,282)	(1,593)

Net increase (decrease) from contract owner transactions	576,752	113,615	(21,325)	(1,611)

Total increase (decrease) in net assets	1,063,998	154,284	(17,248)	657
Net assets at beginning of year	1,383,234	1,228,950	17,248	16,591

Net assets at end of year	$2,447,232	$1,383,234	$—	$17,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,713	$4,584	$225,341	$267,900
Net realized gains (losses)	47,379	22,386	164,110	43,779
Net change in unrealized appreciation/ (depreciation)	24,014	21,204	(502,742)	464,997

Increase (decrease) in net assets from operations	74,106	48,174	(113,291)	776,676

Contract Owner Transactions:
Purchase payments received	—	—	194,328	211,657
Transfers between Sub-Accounts (including the Fixed Account), net	(108,230)	(2,329)	75,503	222,662
Withdrawals, surrenders and contract charges	—	—	(278,650)	(431,808)
Mortality and expense risk charges	(529)	(425)	(11,455)	(10,764)
Cost of insurance charges	(7,796)	(11,444)	(117,297)	(114,383)

Net increase (decrease) from contract owner transactions	(116,555)	(14,198)	(137,571)	(122,636)

Total increase (decrease) in net assets	(42,449)	33,976	(250,862)	654,040
Net assets at beginning of year	367,234	333,258	8,044,781	7,390,741

Net assets at end of year	$324,785	$367,234	$7,793,919	$8,044,781

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA0 Sub-Account		MC1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$5,094	$24,059	$4,907	$6,000
Net realized gains (losses)	9,428	3,969	170,331	130,812
Net change in unrealized appreciation/ (depreciation)	(40,399)	28,535	195,370	82,455

Increase (decrease) in net assets from operations	(25,877)	56,563	370,608	219,267

Contract Owner Transactions:
Purchase payments received	51,886	419	463	348
Transfers between Sub-Accounts (including the Fixed Account), net	(510,857)	563,026	315,019	(89,107)
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(271)	(384)	(2,746)	(1,913)
Cost of insurance charges	(29,016)	(37,058)	(51,057)	(41,271)

Net increase (decrease) from contract owner transactions	(488,258)	526,003	261,679	(131,943)

Total increase (decrease) in net assets	(514,135)	582,566	632,287	87,324
Net assets at beginning of year	743,610	161,044	1,392,434	1,305,110

Net assets at end of year	$229,475	$743,610	$2,024,721	$1,392,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MC3 Sub-Account		MC6 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,119	$10,577	$752	$2,949
Net realized gains (losses)	298	17,051	113,077	63,153
Net change in unrealized appreciation/ (depreciation)	(33,539)	15,297	31,985	63,603

Increase (decrease) in net assets from operations	(31,122)	42,925	145,814	129,705

Contract Owner Transactions:
Purchase payments received	15,289	15,326	104,690	77,346
Transfers between Sub-Accounts (including the Fixed Account), net	75,593	21,929	(19,611)	36,643
Withdrawals, surrenders and contract charges	—	—	—	(4,767)
Mortality and expense risk charges	(1,600)	(1,183)	(3,105)	(2,026)
Cost of insurance charges	(5,980)	(6,344)	(13,453)	(10,210)

Net increase (decrease) from contract owner transactions	83,302	29,728	68,521	96,986

Total increase (decrease) in net assets	52,180	72,653	214,335	226,691
Net assets at beginning of year	396,338	323,685	708,657	481,966

Net assets at end of year	$448,518	$396,338	$922,992	$708,657

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MC9 Sub-Account		M96 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$11,680	$32,177	$185,102	$259,135
Net realized gains (losses)	375,523	484,733	(34,120)	(60,267)
Net change in unrealized appreciation/ (depreciation)	164,444	(31,212)	(323,296)	371,593

Increase (decrease) in net assets from operations	551,647	485,698	(172,314)	570,461

Contract Owner Transactions:
Purchase payments received	1,669	1,669	67,791	83,061
Transfers between Sub-Accounts (including the Fixed Account), net	(288,983)	1,746,648	(8,082)	206,657
Withdrawals, surrenders and contract charges	—	—	(377,599)	(1,408,024)
Mortality and expense risk charges	(6,553)	(3,573)	(11,026)	(13,841)
Cost of insurance charges	(62,534)	(57,129)	(201,200)	(185,711)

Net increase (decrease) from contract owner transactions	(356,401)	1,687,615	(530,116)	(1,317,858)

Total increase (decrease) in net assets	195,246	2,173,313	(702,430)	(747,397)
Net assets at beginning of year	3,294,055	1,120,742	8,994,612	9,742,009

Net assets at end of year	$3,489,301	$3,294,055	$8,292,182	$8,994,612

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$2,008	$170,577	$172,136
Net realized gains (losses)	378	374	10,674	(59,120)
Net change in unrealized appreciation/ (depreciation)	(620)	1,869	(53,393)	71,750

Increase (decrease) in net assets from operations	(242)	4,251	127,858	184,766

Contract Owner Transactions:
Purchase payments received	—	—	83,909	64,293
Transfers between Sub-Accounts (including the Fixed Account), net	(24,889)	(30,901)	(115,063)	290,916
Withdrawals, surrenders and contract charges	—	—	(148,228)	(169,806)
Mortality and expense risk charges	(35)	(161)	(8,270)	(7,565)
Cost of insurance charges	(206)	(775)	(34,943)	(28,752)

Net increase (decrease) from contract owner transactions	(25,130)	(31,837)	(222,595)	149,086

Total increase (decrease) in net assets	(25,372)	(27,586)	(94,737)	333,852
Net assets at beginning of year	25,374	52,960	3,749,132	3,415,280

Net assets at end of year	$2	$25,374	$3,654,395	$3,749,132

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$8,713	$40,363	$12,720	$29,522
Net realized gains (losses)	12,793	3,131	139,393	44,286
Net change in unrealized appreciation/ (depreciation)	(15,891)	15,668	70,442	261,221

Increase (decrease) in net assets from operations	5,615	59,162	222,555	335,029

Contract Owner Transactions:
Purchase payments received	12,622	9,571	17,111	55,907
Transfers between Sub-Accounts (including the Fixed Account), net	(589,591)	581,078	55,134	(2,764)
Withdrawals, surrenders and contract charges	—	—	(77,177)	(90,792)
Mortality and expense risk charges	(146)	(333)	(3,837)	(3,742)
Cost of insurance charges	(11,345)	(29,158)	(25,204)	(23,847)

Net increase (decrease) from contract owner transactions	(588,460)	561,158	(33,973)	(65,238)

Total increase (decrease) in net assets	(582,845)	620,320	188,582	269,791
Net assets at beginning of year	773,192	152,872	2,389,945	2,120,154

Net assets at end of year	$190,347	$773,192	$2,578,527	$2,389,945

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$7,499	$23,188	$17,934	$127,957
Net realized gains (losses)	186,123	95,447	3,154,363	349,115
Net change in unrealized appreciation/ (depreciation)	(29,131)	138,424	(2,815,772)	2,003,406

Increase (decrease) in net assets from operations	164,491	257,059	356,525	2,480,478

Contract Owner Transactions:
Purchase payments received	3,548	2,667	21,300	21,541
Transfers between Sub-Accounts (including the Fixed Account), net	(110,623)	(135,105)	(9,260,663)	135,521
Withdrawals, surrenders and contract charges	—	(118,644)	(540)	(43,275)
Mortality and expense risk charges	(1,050)	(1,185)	(18,387)	(39,908)
Cost of insurance charges	(94,407)	(91,968)	(91,803)	(150,896)

Net increase (decrease) from contract owner transactions	(202,532)	(344,235)	(9,350,093)	(77,017)

Total increase (decrease) in net assets	(38,041)	(87,176)	(8,993,568)	2,403,461
Net assets at beginning of year	1,964,737	2,051,913	14,637,284	12,233,823

Net assets at end of year	$1,926,696	$1,964,737	$5,643,716	$14,637,284

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD6 Sub-Account		MB3 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$113	$157	$211	$1,089
Net realized gains (losses)	6,429	3,603	108,547	62,856
Net change in unrealized appreciation/ (depreciation)	4,041	3,761	41,331	38,303

Increase (decrease) in net assets from operations	10,583	7,521	150,089	102,248

Contract Owner Transactions:
Purchase payments received	1,318	1,367	11,694	8,805
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	(2)	41,255	48,983
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(86)	(68)	(345)	(207)
Cost of insurance charges	(890)	(854)	(36,210)	(30,216)

Net increase (decrease) from contract owner transactions	341	443	16,394	27,365

Total increase (decrease) in net assets	10,924	7,964	166,483	129,613
Net assets at beginning of year	40,651	32,687	558,623	429,010

Net assets at end of year	$51,575	$40,651	$725,106	$558,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	ME2 Sub-Account		MA7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$25,553	$49,593	$1,302	$1,365
Net realized gains (losses)	178,096	182,261	2,037	185
Net change in unrealized appreciation/ (depreciation)	132,505	62,501	(3,275)	1,748

Increase (decrease) in net assets from operations	336,154	294,355	64	3,298

Contract Owner Transactions:
Purchase payments received	24,385	8,008	268	202
Transfers between Sub-Accounts (including the Fixed Account), net	32,445	1,478,352	6,600	5,062
Withdrawals, surrenders and contract charges	(33,903)	(206,148)	—	—
Mortality and expense risk charges	(3,707)	(2,801)	—	—
Cost of insurance charges	(40,595)	(31,106)	(2,316)	(2,138)

Net increase (decrease) from contract owner transactions	(21,375)	1,246,305	4,552	3,126

Total increase (decrease) in net assets	314,779	1,540,660	4,616	6,424
Net assets at beginning of year	2,871,395	1,330,735	40,000	33,576

Net assets at end of year	$3,186,174	$2,871,395	$44,616	$40,000

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB8 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$24,900	$18,582	$114,113	$316,960
Net realized gains (losses)	(15,620)	(249,165)	351,520	1,130,902
Net change in unrealized appreciation/ (depreciation)	701,927	147,830	1,595,789	(1,306,209)

Increase (decrease) in net assets from operations	711,207	(82,753)	2,061,422	141,653

Contract Owner Transactions:
Purchase payments received	516	62	43,453	32,243
Transfers between Sub-Accounts (including the Fixed Account), net	(212,945)	(696,043)	(555,471)	(318,110)
Withdrawals, surrenders and contract charges	—	(52,831)	(930,671)	(2,817,620)
Mortality and expense risk charges	(5,032)	(5,064)	(11,052)	(13,298)
Cost of insurance charges	(30,609)	(28,090)	(78,958)	(80,769)

Net increase (decrease) from contract owner transactions	(248,070)	(781,966)	(1,532,699)	(3,197,554)

Total increase (decrease) in net assets	463,137	(864,719)	528,723	(3,055,901)
Net assets at beginning of year	2,433,388	3,298,107	7,727,177	10,783,078

Net assets at end of year	$2,896,525	$2,433,388	$8,255,900	$7,727,177

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$349,390	$498,262	$27,038	$33,919
Net realized gains (losses)	39,700	4,054	83,749	87,824
Net change in unrealized appreciation/ (depreciation)	(363,895)	154,404	773,873	(49,983)

Increase (decrease) in net assets from operations	25,195	656,720	884,660	71,760

Contract Owner Transactions:
Purchase payments received	194,563	207,432	25,680	69,768
Transfers between Sub-Accounts (including the Fixed Account), net	(4,728)	741,193	2,571	(769,717)
Withdrawals, surrenders and contract charges	(401,505)	(227,390)	(65,964)	(214,648)
Mortality and expense risk charges	(19,525)	(18,286)	(5,460)	(5,622)
Cost of insurance charges	(198,401)	(191,028)	(42,184)	(42,958)

Net increase (decrease) from contract owner transactions	(429,596)	511,921	(85,357)	(963,177)

Total increase (decrease) in net assets	(404,401)	1,168,641	799,303	(891,417)
Net assets at beginning of year	16,042,424	14,873,783	2,966,038	3,857,455

Net assets at end of year	$15,638,023	$16,042,424	$3,765,341	$2,966,038

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	VMG Sub-Account		NMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	257,491	139,762	4,105	1,353
Net change in unrealized appreciation/ (depreciation)	(288,634)	256,180	(402)	8,132

Increase (decrease) in net assets from operations	(31,143)	395,942	3,703	9,485

Contract Owner Transactions:
Purchase payments received	3,551	55,824	1,099	1,075
Transfers between Sub-Accounts (including the Fixed Account), net	(169,182)	(161,084)	17,105	3
Withdrawals, surrenders and contract charges	(4)	—	—	—
Mortality and expense risk charges	(931)	(1,685)	(75)	(51)
Cost of insurance charges	(3,009)	(2,777)	(1,009)	(528)

Net increase (decrease) from contract owner transactions	(169,575)	(109,722)	17,120	499

Total increase (decrease) in net assets	(200,718)	286,220	20,823	9,984
Net assets at beginning of year	522,696	236,476	32,830	22,846

Net assets at end of year	$321,978	$522,696	$53,653	$32,830

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	NSE Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$50	$58	$—	$—
Net realized gains (losses)	394	(85)	221,537	274,705
Net change in unrealized appreciation/ (depreciation)	2,283	1,378	238,729	271,192

Increase (decrease) in net assets from operations	2,727	1,351	460,266	545,897

Contract Owner Transactions:
Purchase payments received	1,167	1,448	592	792
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	252,641	76,957
Withdrawals, surrenders and contract charges	—	(4,383)	(242,674)	(15,621)
Mortality and expense risk charges	(26)	(21)	(814)	(627)
Cost of insurance charges	(540)	(504)	(11,296)	(9,483)

Net increase (decrease) from contract owner transactions	601	(3,460)	(1,551)	52,018

Total increase (decrease) in net assets	3,328	(2,109)	458,715	597,915
Net assets at beginning of year	11,411	13,520	1,961,540	1,363,625

Net assets at end of year	$14,739	$11,411	$2,420,255	$1,961,540

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	O00 Sub-Account[5]		OGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$15,624
Net realized gains (losses)	18,110	398	228,985	76,338
Net change in unrealized appreciation/ (depreciation)	8,606	45,029	208,160	492,066

Increase (decrease) in net assets from operations	26,716	45,427	437,145	584,028

Contract Owner Transactions:
Purchase payments received	3,267	1,633	192,612	201,643
Transfers between Sub-Accounts (including the Fixed Account), net	—	94,397	(90,685)	(75,555)
Withdrawals, surrenders and contract charges	(4)	—	(9,221)	(134,519)
Mortality and expense risk charges	(383)	(195)	(11,870)	(8,455)
Cost of insurance charges	(2,684)	(1,731)	(75,435)	(68,681)

Net increase (decrease) from contract owner transactions	196	94,104	5,401	(85,567)

Total increase (decrease) in net assets	26,912	139,531	442,546	498,461
Net assets at beginning of year	139,531	—	2,734,357	2,235,896

Net assets at end of year	$166,443	$139,531	$3,176,903	$2,734,357

5	The activities in O00 for 2020 are from April 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	OSC Sub-Account		P10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$7,401	$8,686	$40,171	$33,009
Net realized gains (losses)	157,892	(3,634)	(670)	(12,467)
Net change in unrealized appreciation/ (depreciation)	214,194	321,944	213,610	19,591

Increase (decrease) in net assets from operations	379,487	326,996	253,111	40,133

Contract Owner Transactions:
Purchase payments received	57,629	48,932	84,326	80,190
Transfers between Sub-Accounts (including the Fixed Account), net	(52,865)	75,664	(59,455)	111,854
Withdrawals, surrenders and contract charges	(32,437)	(22,245)	(4,255)	(12,563)
Mortality and expense risk charges	(3,633)	(2,105)	(3,378)	(2,185)
Cost of insurance charges	(27,682)	(19,775)	(16,448)	(12,905)

Net increase (decrease) from contract owner transactions	(58,988)	80,471	790	164,391

Total increase (decrease) in net assets	320,499	407,467	253,901	204,524
Net assets at beginning of year	1,687,619	1,280,152	739,705	535,181

Net assets at end of year	$2,008,118	$1,687,619	$993,606	$739,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	PK8 Sub-Account		P06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$29,320	$40,909	$630,813	$176,147
Net realized gains (losses)	10,605	7,658	47,414	260,335
Net change in unrealized appreciation/ (depreciation)	(57,561)	21,070	19,860	954,692

Increase (decrease) in net assets from operations	(17,636)	69,637	698,087	1,391,174

Contract Owner Transactions:
Purchase payments received	36,059	67,531	254,097	235,818
Transfers between Sub-Accounts (including the Fixed Account), net	(187,664)	(439,856)	535,545	217,047
Withdrawals, surrenders and contract charges	(71,208)	(125,220)	(136,907)	(1,109,578)
Mortality and expense risk charges	(1,789)	(3,413)	(19,752)	(20,408)
Cost of insurance charges	(9,220)	(13,329)	(184,055)	(210,516)

Net increase (decrease) from contract owner transactions	(233,822)	(514,287)	448,928	(887,637)

Total increase (decrease) in net assets	(251,458)	(444,650)	1,147,015	503,537
Net assets at beginning of year	883,034	1,327,684	12,139,570	11,636,033

Net assets at end of year	$631,576	$883,034	$13,286,585	$12,139,570

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	P07 Sub-Account		SCP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$674,249	$662,855	$19,393	$9,247
Net realized gains (losses)	1,615,042	481,570	17,011	(192,257)
Net change in unrealized appreciation/ (depreciation)	(2,657,382)	1,405,534	269,156	103,002

Increase (decrease) in net assets from operations	(368,091)	2,549,959	305,560	(80,008)

Contract Owner Transactions:
Purchase payments received	378,334	400,410	68,072	74,330
Transfers between Sub-Accounts (including the Fixed Account), net	5,461,575	2,425,160	166,405	(17,890)
Withdrawals, surrenders and contract charges	(280,432)	(551,890)	(118,725)	(163,462)
Mortality and expense risk charges	(110,546)	(95,657)	(3,689)	(3,212)
Cost of insurance charges	(448,084)	(460,309)	(24,418)	(20,614)

Net increase (decrease) from contract owner transactions	5,000,847	1,717,714	87,645	(130,848)

Total increase (decrease) in net assets	4,632,756	4,267,673	393,205	(210,856)
Net assets at beginning of year	33,617,840	29,350,167	1,018,140	1,228,996

Net assets at end of year	$38,250,596	$33,617,840	$1,411,345	$1,018,140

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	R02 Sub-Account		R03 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income (loss)	$—	$—	$—	$67
Net realized gains (losses)	—	16,129	2,563	2,712

Net change in unrealized appreciation/ (depreciation)	—	(14,506)	4,610	6,021

Increase (decrease) in net assets from operations	—	1,623	7,173	8,800
Contract Owner Transactions:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	5	(2)
Withdrawals, surrenders and contract charges	—	(31,172)	—	—
Mortality and expense risk charges	—	—	(79)	(57)
Cost of insurance charges	—	—	(267)	(240)
Net increase (decrease) from contract owner transactions	—	(31,172)	(341)	(299)

Total increase (decrease) in net assets	—	(29,549)	6,832	8,501
Net assets at beginning of year	—	29,549	28,246	19,745

Net assets at end of year	$—	$—	$35,078	$28,246

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	TBC Sub-Account		REI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$43,082	$53,227
Net realized gains (losses)	5,865,480	4,084,855	218,773	14,944
Net change in unrealized appreciation/ (depreciation)	(1,703,049)	2,504,530	376,148	(47,394)

Increase (decrease) in net assets from operations	4,162,431	6,589,385	638,003	20,777

Contract Owner Transactions:
Purchase payments received	222,525	274,370	105,978	102,816
Transfers between Sub-Accounts (including the Fixed Account), net	(1,407,617)	(2,292,410)	65,671	167
Withdrawals, surrenders and contract charges	(553,921)	(365,621)	(440,054)	(137,999)
Mortality and expense risk charges	(34,438)	(37,813)	(4,987)	(3,862)
Cost of insurance charges	(252,251)	(222,509)	(63,410)	(68,831)

Net increase (decrease) from contract owner transactions	(2,025,702)	(2,643,983)	(336,802)	(107,709)

Total increase (decrease) in net assets	2,136,729	3,945,402	301,201	(86,932)
Net assets at beginning of year	23,565,313	19,619,911	2,580,036	2,666,968

Net assets at end of year	$25,702,042	$23,565,313	$2,881,237	$2,580,036

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	RNA Sub-Account		W42 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$1,094	$—
Net realized gains (losses)	11,819	6,915	5,011	8,521
Net change in unrealized appreciation/ (depreciation)	(2,795)	6,478	4,502	15,407

Increase (decrease) in net assets from operations	9,024	13,393	10,607	23,928

Contract Owner Transactions:
Purchase payments received	2,291	1,367	23,614	24,464
Transfers between Sub-Accounts (including the Fixed Account), net	3,735	—	(1)	—
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(82)	(59)	(499)	(306)
Cost of insurance charges	(2,326)	(1,675)	(5,126)	(3,875)

Net increase (decrease) from contract owner transactions	3,618	(367)	17,988	20,283

Total increase (decrease) in net assets	12,642	13,026	28,595	44,211
Net assets at beginning of year	43,185	30,159	112,774	68,563

Net assets at end of year	$55,827	$43,185	$141,369	$112,774

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
MSV	BlackRock Advantage U.S. Total Market V.I. Fund (Class I)	2/9/2021
O00	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	4/30/2021
001	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I	4/30/2021
OGS	Invesco Oppenheimer V.I. Global Fund, Series I	4/30/2021
OSC	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I	4/30/2021
A22	Invesco V.I. Mid Cap Core Equity Fund I	4/30/2021
D37	Delaware VIP Smid Cap Core Series Standard Class	4/30/2021
DRS	Delaware VIP REIT Series (Standard Class)	4/30/2021
RNA	T. Rowe Price New America Growth Portfolio	5/1/2021
308	American Funds Insurance Series Blue Chip Income Growth Fund Class 2	5/1/2021
307	American Funds Insurance Series Global Growth Income Fund Class 2	5/1/2021
305	American Funds Insurance Series High Income Bond Fund Class 2	5/1/2021
301	American Funds Insurance Series Bond Fund Class 2	5/1/2021

There were no Sub-Accounts merged with existing Sub-Accounts during the current year.

A summary of fund closures related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Effective Date
Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6)	2/3/2021

Sub-Account AI6 was active with zero balance for more than five years prior to its closure and therefore is not disclosed in the Statements of Assets and Liabilities, Statements of Changes in Net Assets or the financial highlights in Note 9.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
NSE	April 30, 2019
O00	April 30, 2020

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2021. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfers between Sub-Accounts (including the Fixed Account) line on the Statements of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary, a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2021 noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2021, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the year ended December 31, 2021.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. These charges are reflected in the Statements of Changes in Net Assets. As of December 31, 2021, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 - 20	Years 21+
FuturitySM Corporate VUL	0.40%	0.25%	0.20%
Corporate VUL	0.60%	0.20%	0.10%
Large Case VUL	< 0.50%	< 0.10%	< 0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for each month in the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statements of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charge a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
A70	$5	$—
A71	27,947	400,733
AM2	210,605	40,641
IVP	1,037	168
A19	76,925	3,194
ASM	19,736	67,602
A54	473,391	75,625
A51	472,472	213,737
308	390,784	38,393
301	421,388	228,585
304	220,101	137,240
307	3,716	843
306	161,030	89,877
303	576,999	192,379
302	299,002	199,987
305	22,060	348
300	8,667,136	5,375,652
BLG	161,405	71,596
MSV	230,629	7,805
C89	1,288	162
DRS	351,447	1,304,373
DSV	639,096	2,631,274
D37	370,071	316,953
001	1,050	518
SSI	87,832	56,064
D55	150,148	331,036
S61	11	613,837
D18	19,465	9,001
DTG	1,472,976	749,112
DSI	8,755,169	10,235,901
DCA	660,822	361,766
DSC	2,107	108,305
DGI	5,480	886
FVI	110,673	9,125
FCN	1,699,240	585,915
F24	97,069	27,820

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FEI	1,254,835	558,429
FF1	411,796	806,667
FF2	886,194	589,077
FF3	989,708	646,168
FVG	47,137	5,709
FGP	1,195,878	1,166,866
F99	2,589,510	561,108
FHI	50,991	281,844
FIP	1,491	392
FIG	10,413,369	10,841,984
FMC	756,947	1,067,591
FM8	14,696,113	9,799,954
FOF	314,948	227,033
F91	56,768	45,872
FE3	62,585	998,750
TFS	37,411	31,167
T20	16,504	36,203
TSF	171,934	321,975
F56	177	330
FSS	2,440	1,155
FSC	251,092	246,852
FRE	5,253	21,213
G31	70,621	17,334
V15	456,467	168,431
VCP	20,395	10,885
A39	12,720	2,725
IB1	365,496	167,836
A21	36,296	276,448
A22	80,669	40,813
I76	18,270	6,070
MVP	23,325	28,264
JM7	2,550,681	345,398
J43	33,761	802,883
J32	36,915	2,741
LRI	424,523	2,937,003
MD8	15,983,346	15,880,404

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M07	716,375	515,489
M35	786,803	418,142
M31	169,272	123,972
M80	280,961	73,643
MF1	809,814	228,646
M05	191,597	191,597
M41	346,517	26,206
M42	258,274	21,773
M06	240,419	964,177
M33	1,526	4,398
M44	154,211	64,654
M40	2,572	270
M83	2,015,868	2,578,382
M08	787,905	113,426
MB6	1,525	14,760
MB7	26,898	93,361
MC0	635,790	383,910
MA0	159,915	633,651
MC1	508,382	71,465
MC3	94,020	8,301
MC6	206,929	24,579
MC9	352,058	321,256
M96	422,801	801,935
MD2	7,184	31,936
MA6	734,318	775,662
MA3	29,781	596,735
M97	218,888	100,748
MD5	288,703	297,613
M98	396,720	6,574,516
MD6	7,447	564
MB3	142,856	17,704
ME2	414,470	232,196
MA7	10,227	2,336
MB8	427,934	666,724
MF6	333,536	1,400,602
MF2	1,037,296	1,077,802
MG3	451,874	426,444
VMG	197,778	109,862
NMC	22,097	872
NSE	1,474	429

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
O01	459,898	239,912
O00	20,216	1,910
OGS	393,381	158,995
OSC	221,797	115,492
P10	123,121	82,830
PK8	123,616	317,513
P06	1,536,403	409,248
P07	8,543,678	1,253,540
SCP	576,542	452,493
R03	2,435	213
TBC	6,792,126	2,952,348
REI	405,859	480,806
RNA	17,124	1,687
W42	29,353	5,260

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	446	(9,683)	(9,237)
AM2	480	(1,363)	(883)
IVP	81	(16)	65
A19	1	(61)	(60)
ASM	746	(2,604)	(1,858)
A54	2,359	(2,390)	(31)
A51	8,260	(6,942)	1,318
308	8,313	(1,207)	7,106
301	16,381	(13,371)	3,010
304	3,432	(3,519)	(87)
307	79	(28)	51
306	3,211	(2,439)	772
303	6,647	(4,130)	2,517
302	5,613	(4,974)	639
305	756	(13)	743
300	325,873	(251,331)	74,542
BLG	1,199	(3,127)	(1,928)
MSV	135	(189)	(54)
C89	49	(11)	38
DRS	7,816	(31,940)	(24,124)
DSV	12,285	(57,142)	(44,857)
D37	3,575	(7,228)	(3,653)
001	52	(27)	25
SSI	573	(1,402)	(829)
D55	46	(6,621)	(6,575)
S61	—	(18,792)	(18,792)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
D18	274	(265)	9
DTG	14,870	(13,672)	1,198
DSI	53,968	(324,897)	(270,929)
DCA	2,785	(7,220)	(4,435)
DSC	82	(3,636)	(3,554)
DGI	28	(23)	5
FVI	1,681	(282)	1,399
FCN	4,281	(8,235)	(3,954)
F24	318	(552)	(234)
FEI	5,530	(20,293)	(14,763)
FF1	15,906	(36,111)	(20,205)
FF2	35,718	(31,085)	4,633
FF3	29,022	(28,937)	85
FVG	662	(187)	475
FGP	12,558	(12,365)	193
F99	19,665	(13,843)	5,822
FHI	1,446	(10,274)	(8,828)
FIP	12	(11)	1
FIG	369,358	(472,448)	(103,090)
FMC	9,155	(33,882)	(24,727)
FM8	1,230,307	(835,519)	394,788
FOF	9,874	(10,247)	(373)
F91	825	(1,456)	(631)
FE3	2,348	(39,044)	(36,696)
TFS	1,488	(1,668)	(180)
T20	266	(1,089)	(823)
TSF	3,348	(9,639)	(6,291)
F56	5	(12)	(7)
FSS	74	(40)	34
FSC	4,312	(4,302)	10
FRE	150	(1,256)	(1,106)
G31	720	(401)	319
V15	—	(9,995)	(9,995)
VCP	22	(302)	(280)
A39	141	(78)	63
IB1	8,517	(4,642)	3,875
A21	36	(8,168)	(8,132)
A22	2,276	(1,150)	1,126
I76	467	(237)	230
MVP	710	(933)	(223)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
JM7	151,974	(23,582)	128,392
J43	229	(20,557)	(20,328)
J32	174	(166)	8
LRI	17,088	(130,605)	(113,517)
MD8	1,288,341	(1,281,163)	7,178
M07	20,616	(31,437)	(10,821)
M35	20,474	(28,464)	(7,990)
M31	275	(8,111)	(7,836)
M80	1,705	(3,014)	(1,309)
MF1	4,977	(6,115)	(1,138)
M41	5,432	(909)	4,523
M05	6,588	(6,588)	—
M42	7,086	(1,074)	6,012
M06	8,961	(77,258)	(68,297)
M33	20	(186)	(166)
M44	8,125	(6,337)	1,788
M40	99	(20)	79
M83	136,859	(190,282)	(53,423)
M08	40,250	(6,705)	33,545
MB6	—	(408)	(408)
MB7	80	(2,644)	(2,564)
MC0	11,926	(18,017)	(6,091)
MA0	6,051	(26,288)	(20,237)
MC1	9,729	(2,981)	6,748
MC3	4,869	(449)	4,420
MC6	1,341	(421)	920
MC9	2,609	(11,578)	(8,969)
M96	8,655	(27,788)	(19,133)
MD2	370	(1,650)	(1,280)
MA6	39,254	(53,798)	(14,544)
MA3	600	(17,604)	(17,004)
M97	3,684	(4,757)	(1,073)
MD5	4,724	(9,424)	(4,700)
M98	8,648	(357,457)	(348,809)
MD6	26	(20)	6
MB3	1,051	(710)	341
ME2	7,810	(8,346)	(536)
MA7	297	(106)	191
MB8	9,869	(16,998)	(7,129)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF6	3,247	(24,990)	(21,743)
MF2	50,750	(82,997)	(32,247)
MG3	15,489	(18,765)	(3,276)
VMG	26	(1,234)	(1,208)
NMC	214	(14)	200
NSE	79	(38)	41
O01	7,472	(7,185)	287
O00	201	(186)	15
OGS	4,834	(4,495)	339
OSC	1,618	(2,623)	(1,005)
P10	10,579	(9,811)	768
PK8	4,208	(14,338)	(10,130)
P06	40,339	(21,202)	19,137
P07	261,134	(55,041)	206,093
SCP	21,708	(18,206)	3,502
R03	—	(6)	(6)
TBC	115,116	(150,578)	(35,462)
REI	4,075	(10,878)	(6,803)
RNA	83	(38)	45
W42	544	(126)	418

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	1,994	(3,318)	(1,324)
AM2	22	(6,924)	(6,902)
IVP	71	(14)	57
A19	2	(70)	(68)
ASM	164	(6,523)	(6,359)
A54	4,153	(287)	3,866
A51	360	(2,468)	(2,108)
308	8,120	(6,147)	1,973
301	91,973	(6,198)	85,775
304	480	(1,146)	(666)
307	231	(4,497)	(4,266)
306	463	(1,047)	(584)
303	104	(2,826)	(2,722)
302	2,592	(10,035)	(7,443)
305	—	(5,575)	(5,575)
300	529	(90,394)	(89,865)
BLG	3,339	(3,448)	(109)
MSV	99	(254)	(155)
C89	69	(16)	53
C58	—	(3)	(3)
DRS	1,574	(13,699)	(12,125)
DSV	7,281	(4,041)	3,240
D37	8,955	(1,759)	7,196
001	73	(31)	42
SSI	30	(561)	(531)
D55	3,415	(1,762)	1,653
S61	—	(16,528)	(16,528)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
D18	207	(2,158)	(1,951)
DTG	1,831	(3,390)	(1,559)
DSI	48,159	(91,113)	(42,954)
DCA	1,586	(6,242)	(4,656)
DSC	149	(386)	(237)
DGI	47	(40)	7
DQB	49	(765)	(716)
FVI	2,002	(9,163)	(7,161)
FCN	853	(26,838)	(25,985)
F24	322	(2,247)	(1,925)
FEI	4,946	(68,714)	(63,768)
FF1	14,658	(3,683)	10,975
FF2	637	(18,900)	(18,263)
FF3	1,164	(32,840)	(31,676)
FVG	694	(545)	149
FGP	123	(54)	69
F99	1,217	(20,298)	(19,081)
FHI	1,696	(4,256)	(2,560)
FIP	4	(126,877)	(126,873)
FIG	319	(68,328)	(68,009)
FMC	693	(34,329)	(33,636)
FM8	8,202	(169,218)	(161,016)
FOF	989	(291)	698
F91	57	(19,880)	(19,823)
FE3	1,867	(3,320)	(1,453)
TFS	171	(55,423)	(55,252)
T20	79	(2,920)	(2,841)
TSF	1,573	(48,719)	(47,146)
F56	21	(18)	3
FSS	108	(46)	62
FSC	27	(10)	17
FRE	966	(2,245)	(1,279)
G31	5	(441)	(436)
V15	—	(96,935)	(96,935)
VCP	12	(472)	(460)
A39	163	(103)	60
IB1	3,976	(18,229)	(14,253)
A21	35	(1,986)	(1,951)
A22	2,551	(2,190)	361
I84	44	(4,373)	(4,329)
I76	99	(53)	46
MVP	1,359	(212)	1,147

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
JM7	4,443	(926,197)	(921,754)
J43	426	(1,138)	(712)
J32	—	(162)	(162)
LRI	704	(73,389)	(72,685)
MD8	833,525	(353,031)	480,494
M07	10,555	(111,322)	(100,767)
M35	152	(35,355)	(35,203)
M31	466	(1,904)	(1,438)
M80	1,416	(1,145)	271
MF1	136	(22,883)	(22,747)
M41	399	(13,375)	(12,976)
M42	675	(88,261)	(87,586)
M06	8,281	(79,018)	(70,737)
M33	27	(3,022)	(2,995)
M44	5,142	(6,483)	(1,341)
M40	147	(24)	123
M83	184	(81,512)	(81,328)
M08	11,030	(4,305)	6,725
MB6	—	(45)	(45)
MB7	—	(359)	(359)
MC0	19,957	(25,476)	(5,519)
MA0	23,984	(1,540)	22,444
MC1	13	(4,557)	(4,544)
MC3	2,490	(482)	2,008
MC6	1,941	(279)	1,662
MC9	54,084	(1,856)	52,228
M96	10,306	(58,551)	(48,245)
MD2	—	(1,556)	(1,556)
MA6	25,147	(14,455)	10,692
MA3	18,600	(892)	17,708
M97	2,899	(5,252)	(2,353)
MD5	77	(9,745)	(9,668)
M98	6,082	(10,006)	(3,924)
MD6	38	(24)	14
MB3	1,300	(663)	637
ME2	56,761	(9,897)	46,864
MA7	235	(94)	141
MB8	2	(17,137)	(17,135)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF6	567	(51,147)	(50,580)
MF2	73,261	(33,924)	39,337
MG3	3,153	(40,430)	(37,277)
VMG	1,364	(1,920)	(556)
NMC	22	(10)	12
NSE	144	(508)	(364)
O01	2,931	(760)	2,171
O00	9,564	(153)	9,411
OGS	5,182	(7,640)	(2,458)
OSC	4,342	(1,222)	3,120
P10	32,091	(4,316)	27,775
PK8	3,267	(26,288)	(23,021)
P06	23,830	(60,862)	(37,032)
P07	116,004	(46,433)	69,571
SCP	4,259	(9,817)	(5,558)
R02	—	(886)	(886)
R03	—	(6)	(6)
TBC	5,807	(60,436)	(54,629)
REI	2,778	(5,605)	(2,827)
RNA	27	(33)	(6)
W42	809	(133)	676

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A70
2020	—	$39.0614	$35	0.51%	39.08%
2019	—	28.0853	25	—	29.78
2018	—	21.6404	19	—	(9.98)
2017	—	24.0404	21	—	36.30
A71
2021	21,324	48.8456	1,044,446	0.69	27.84
2020	30,561	38.2093	1,169,975	1.31	2.47
2019	31,885	37.2872	1,191,098	1.11	23.61
2018	27,925	30.1650	844,142	0.79	(5.84)
2017	26,851	32.0374	862,116	1.24	18.60
AM2
2021	37,705	52.9832	1,997,771	—	8.01
2020	38,588	49.0552	1,892,950	1.10	29.60
2019	45,490	37.8509	1,721,856	0.28	27.23
2018	49,085	29.7499	1,460,293	0.40	(17.60)
2017	52,832	36.1043	1,907,472	0.94	34.63
IVP
2021	198	12.6805	2,489	2.30	11.08
2020	133	11.4154	1,504	2.13	2.47
2019	76	11.1407	831	—	17.14
2018	90,966	9.5108	865,151	1.32	(22.79)
2017	117,371	12.3178	1,445,746	2.41	25.42
A19
2021	3,052	109.6414	334,589	—	9.20
2020	3,112	100.4028	312,467	—	53.64
2019	3,180	65.3494	207,793	—	36.01
2018	3,247	48.0487	156,006	—	(1.11)
2017	4,572	48.5860	222,147	—	33.78
ASM
2021	1,213	33.7842	41,003	0.53	35.95
2020	3,071	24.8509	76,325	0.72	3.37
2019	9,430	24.0409	226,704	0.59	20.10
2018	10,407	20.0180	208,343	0.48	(15.03)
2017	8,415	23.5585	198,259	0.49	13.15
A54
2021	18,505	54.0306	999,800	—	4.20
2020	18,536	51.8504	961,089	—	64.63
2019	14,670	31.4954	462,020	—	30.26
2018	14,509	24.1796	350,813	—	(7.44)
2017	14,355	26.1245	375,004	—	29.79

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A51
2021	6,664	$42.3402	$282,167	—%	(6.06%)
2020	5,346	45.0713	240,955	1.02	67.15
2019	7,454	26.9645	200,994	—	29.34
2018	6,963	20.8482	145,174	—	1.44
2017	8,027	20.5531	164,988	—	28.73
308
2021	49,406	48.4637	2,394,420	1.57	27.78
2020	42,300	37.9275	1,604,333	1.88	8.68
2019	40,327	34.8973	1,407,302	2.07	21.38
2018	40,241	28.7508	1,156,969	2.12	(8.66)
2017	33,645	31.4754	1,058,987	2.06	17.04
301
2021	131,135	18.0170	2,362,655	1.40	(0.31)
2020	128,125	18.0725	2,315,545	2.38	9.73
2019	42,350	16.4694	697,475	2.72	9.36
2018	41,212	15.0601	620,656	6.29	(0.71)
2017	12,629	15.1682	191,553	1.94	3.66
304
2021	9,326	60.6703	565,787	0.37	16.42
2020	9,413	52.1131	490,544	0.38	30.47
2019	10,079	39.9441	402,583	1.04	35.28
2018	16,230	29.5278	479,231	0.58	(9.04)
2017	21,868	32.4633	709,895	0.93	31.47
307
2021	298	43.8652	13,076	1.83	14.78
2020	247	38.2183	9,431	0.74	8.73
2019	4,513	35.1490	158,629	2.08	31.14
2018	3,257	26.8022	87,290	1.72	(9.63)
2017	2,886	29.6578	85,580	2.13	26.06
306
2021	10,282	48.2977	496,580	—	6.74
2020	9,510	45.2485	430,289	0.17	29.72
2019	10,094	34.8810	352,085	0.16	31.52
2018	9,968	26.5219	264,361	0.08	(10.55)
2017	9,914	29.6490	293,929	0.43	25.89
303
2021	6,818	89.5934	611,044	0.28	21.99
2020	4,301	73.4439	316,088	0.29	52.08
2019	7,023	48.2932	339,272	0.60	30.77
2018	12,432	36.9289	459,191	0.39	(0.25)
2017	15,463	37.0203	572,528	0.47	28.29
302
2021	10,422	56.7739	591,652	1.14	24.10
2020	9,783	45.7503	447,557	1.15	13.55
2019	17,226	40.2925	694,073	1.47	26.14
2018	27,905	31.9436	891,376	1.83	(1.79)
2017	28,056	32.5246	912,510	1.39	22.38

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
305
2021	752	$28.7545	$21,635	7.74%	8.42%
2020	9	26.5218	241	0.20	7.94
2019	5,584	24.5707	137,191	6.37	12.55
2018	5,713	21.8304	124,702	4.51	(2.34)
2017	12,775	22.3536	285,552	6.69	6.89
300
2021	716,552	28.6728	20,545,515	2.44	(1.50)
2020	642,010	29.1081	18,687,680	0.64	13.97
2019	731,875	25.5395	18,691,713	1.43	22.88
2018	841,291	20.7838	17,485,166	1.80	(13.13)
2017	723,771	23.9258	17,316,751	1.28	32.14
BLG
2021	31,666	27.8117	880,676	0.92	6.67
2020	33,594	26.0717	875,854	1.36	21.01
2019	33,703	21.5454	726,134	1.01	17.99
2018	54,444	18.2604	994,177	1.18	(7.34)
2017	22,201	19.7062	437,507	1.37	13.86
MSV
2021	15,336	50.1750	769,417	0.89	13.64
2020	15,390	44.1535	679,495	1.21	19.96
2019	15,545	36.8062	572,106	1.78	28.98
2018	15,599	28.5366	445,114	1.32	(6.39)
2017	15,679	30.4848	477,955	0.95	14.05
C89
2021	155	28.2404	4,373	—	18.57
2020	117	23.8173	2,796	—	31.93
2019	64	18.0529	1,148	—	31.75
2018	19	13.7019	263	—	(2.40)
2017	1	14.0385	14	—	33.03
C58
2019	3	12.9837	34	2.02	25.15
2018	8	10.3747	81	3.18	(16.81)
2017	4,450	12.4714	55,500	1.80	27.18
DRS
2021	53,934	48.1968	2,599,447	3.10	43.07
2020	78,058	33.6885	2,629,646	2.02	(10.41)
2019	90,183	37.6015	3,391,033	2.13	26.81
2018	86,539	29.6520	2,566,044	2.03	(7.22)
2017	81,957	31.9596	2,619,310	1.58	1.54
DSV
2021	76,840	53.9636	4,146,546	0.76	34.42
2020	121,697	40.1464	4,885,683	1.30	(1.90)
2019	118,457	40.9250	4,847,815	1.21	28.14
2018	167,172	31.9377	5,339,076	0.86	(16.72)
2017	182,382	38.3483	6,994,002	0.88	12.05

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
D37
2021	28,522	$67.7694	$1,932,934	0.98%	23.18%
2020	32,175	55.0178	1,770,217	0.51	11.08
2019	24,979	49.5279	1,237,161	0.56	29.63
2018	23,222	38.2069	887,240	0.17	(12.12)
2017	19,416	43.4749	844,103	0.31	18.65
001
2021	123	21.3365	2,625	1.90	26.69
2020	98	16.8420	1,650	2.32	(12.16)
2019	56	19.1732	1,076	1.94	32.95
2018	38	14.4210	550	3.25	(10.50)
2017	5,627	16.1124	90,662	1.53	22.88
SSI
2021	20,071	47.4956	953,279	0.83	14.50
2020	20,900	41.4801	866,915	1.12	19.43
2019	21,431	34.7316	744,319	1.04	25.22
2018	22,649	27.7359	628,181	0.95	(11.23)
2017	22,975	31.2445	717,841	0.99	14.33
D55
2021	36,356	63.5056	2,308,774	0.56	14.18
2020	42,931	55.6181	2,387,699	1.00	19.09
2019	41,278	46.7030	1,927,772	0.77	24.87
2018	41,387	37.4010	1,547,889	0.72	(11.42)
2017	54,020	42.2232	2,280,847	0.69	14.03
S61
2020	18,792	30.9838	583,027	1.82	(0.80)
2019	35,320	31.2332	1,103,943	0.71	21.51
2018	41,481	25.7036	1,066,843	1.24	(16.01)
2017	36,172	30.6047	1,107,790	0.74	10.52
D18
2021	18,446	42.2466	779,284	0.61	25.88
2020	18,437	33.5603	618,731	0.85	8.11
2019	20,388	31.0439	632,914	0.67	20.18
2018	27,053	25.8306	698,794	0.57	(15.49)
2017	21,132	30.5644	645,886	1.26	15.38
DTG
2021	13,326	95.5649	1,273,538	—	12.93
2020	12,128	84.6241	1,026,299	0.25	69.92
2019	13,687	49.8019	681,614	—	25.82
2018	14,424	39.5830	570,942	—	(0.98)
2017	13,292	39.9762	531,350	—	42.64
DSI
2021	2,617,017	51.1473	133,857,543	1.15	28.41
2020	2,887,946	39.8309	115,032,534	1.59	18.01
2019	2,930,900	33.7528	98,928,633	1.73	31.18
2018	3,218,397	25.7294	82,809,628	1.67	(4.63)
2017	3,596,663	26.9799	97,039,793	1.75	21.54

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
DCA
2021	90,561	$64.2447	$5,818,282	0.44%	27.13%
2020	94,996	50.5345	4,800,757	0.79	23.69
2019	99,652	40.8560	4,071,523	1.17	36.10
2018	100,248	30.0199	3,009,564	1.26	(6.85)
2017	101,593	32.2280	3,274,276	1.35	27.33
DSC
2021	712	41.2488	29,347	0.20	16.46
2020	4,266	35.4185	151,076	0.66	19.89
2019	4,503	29.5420	133,023	—	21.78
2018	4,591	24.2589	111,368	—	(19.08)
2017	5,185	29.9775	155,418	—	24.68
DGI
2021	1,193	55.1764	65,828	0.48	25.63
2020	1,188	43.9200	52,162	0.78	24.63
2019	1,181	35.2395	41,609	1.08	29.12
2018	1,197	27.2919	32,660	0.79	(4.68)
2017	1,421	28.6333	40,680	0.74	19.71
DQB[5]
2019	716	24.3566	17,426	1.90	8.06
2018	659	22.5406	14,853	2.74	(2.54)
2017	619	23.1291	14,314	2.11	4.50
FVI
2021	11,679	48.4714	566,088	0.94	18.26
2020	10,280	40.9866	421,356	1.27	22.39
2019	17,441	33.4892	584,098	2.15	24.51
2018	7,770	26.8973	209,011	1.26	(4.22)
2017	12,178	28.0828	342,002	1.53	16.43
FCN
2021	89,563	125.2922	11,220,965	0.06	27.83
2020	93,517	98.0112	9,165,232	0.24	30.57
2019	119,502	75.0662	8,970,191	0.47	31.58
2018	118,995	57.0507	6,788,482	0.71	(6.38)
2017	124,046	60.9359	7,558,586	1.01	21.88
F24
2021	7,056	87.7234	620,084	0.03	27.51
2020	7,290	68.7970	502,349	0.08	30.23
2019	9,215	52.8259	487,410	0.22	31.27
2018	11,210	40.2407	451,569	0.31	(6.64)
2017	17,131	43.1025	738,901	0.78	21.59
FEI
2021	240,391	30.5578 to 58.8564	8,975,045	1.92	24.89
2020	255,154	24.4671 to 47.1254	7,689,955	1.79	6.69
2019	318,922	22.9320 to 44.1685	9,941,202	2.04	27.44
2018	322,425	17.9939 to 34.6575	7,891,129	2.27	(8.29)
2017	331,714	19.6208 to 37.7911	8,919,294	1.74	12.89

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FF1
2021	17,258	$26.4057	$455,706	1.23%	7.69%
2020	37,463	24.5189	918,556	1.72	13.85
2019	26,488	21.5369	570,469	3.12	18.26
2018	12,947	18.2115	235,790	1.31	(5.07)
2017	22,424	19.1841	430,186	1.12	15.10
FF2
2021	51,046	27.5699	1,407,332	1.34	9.47
2020	46,413	25.1847	1,168,885	1.37	15.06
2019	64,676	21.8886	1,415,658	2.57	20.13
2018	35,965	18.2211	655,313	1.23	(5.86)
2017	56,406	19.3557	1,091,779	1.20	16.62
FF3
2021	113,345	30.9661	3,509,859	1.06	12.37
2020	113,260	27.5569	3,121,090	1.11	16.89
2019	144,936	23.5754	3,416,929	2.38	24.43
2018	103,648	18.9471	1,963,827	1.38	(7.78)
2017	98,033	20.5456	2,014,140	1.39	20.96
FVG
2021	6,423	46.3322	297,599	2.55	25.95
2020	5,948	36.7864	218,818	2.15	7.85
2019	5,799	34.1096	197,813	3.54	30.05
2018	6,780	26.2277	177,829	0.33	(8.98)
2017	6,750	28.8156	194,512	1.17	16.90
FGP
2021	502	100.9634	50,708	0.00	23.21
2020	309	81.9412	25,291	0.06	43.89
2019	240	56.9462	13,683	0.26	34.31
2018	1,093	42.3980	46,362	0.28	(0.17)
2017	1,335	42.4694	56,694	0.29	35.13
F99
2021	82,638	78.1700	6,462,797	—	22.90
2020	76,816	63.6031	4,888,150	0.04	43.55
2019	95,897	44.3077	4,250,656	0.06	33.98
2018	105,090	33.0713	3,476,720	0.04	(0.43)
2017	114,031	33.2147	3,788,778	0.08	34.81
FHI
2021	8,216	28.1678	231,419	4.69	4.41
2020	17,044	26.9777	459,810	5.06	2.75
2019	19,604	26.2567	514,735	5.24	15.11
2018	18,714	22.8110	426,876	5.64	(3.29)
2017	17,337	23.5858	408,906	5.64	6.93
FIP
2021	427	86.2762	36,594	1.28	28.58
2020	426	67.1012	28,371	1.12	18.24
2019	127,299	56.7504	7,224,082	2.02	31.35
2018	164,678	43.2054	7,114,877	1.76	(4.49)
2017	192,558	45.2370	8,710,609	1.82	21.71

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FIG
2021	1,256,057	$31.4779	$39,538,077	1.98%	(0.61%)
2020	1,359,147	31.6699	43,043,978	2.19	9.39
2019	1,427,156	28.9502	41,316,493	2.71	9.67
2018	1,478,783	26.3985	39,037,700	2.56	(0.53)
2017	1,467,099	26.5394	38,935,843	2.39	4.22
FMC
2021	64,564	42.1934	2,724,199	0.58	25.60
2020	89,291	33.5930	2,999,546	0.65	18.19
2019	122,927	28.4230	3,493,947	0.73	23.45
2018	221,280	23.0242	5,094,795	0.66	(14.54)
2017	243,968	26.9410	6,572,771	0.68	20.81
FM8
2021	1,960,206	12.3970	24,294,683	0.01	0.01
2020	1,565,418	12.3959	19,398,524	0.28	0.28
2019	1,726,434	12.3612	21,334,609	1.93	1.92
2018	1,634,859	12.1288	19,822,839	1.55	1.55
2017	1,686,947	11.9436	20,142,377	0.58	0.57
FOF
2021	10,625	34.2680	364,102	0.52	19.70
2020	10,998	28.6285	314,868	0.45	15.61
2019	10,300	24.7621	255,055	1.76	27.77
2018	10,004	19.3809	193,885	1.60	(14.81)
2017	9,205	22.7494	209,410	1.43	30.28
F91
2021	5,893	41.9065	246,937	0.35	19.39
2020	6,524	35.1005	228,996	0.10	15.33
2019	26,347	30.4340	801,845	1.55	27.50
2018	26,866	23.8697	641,274	1.45	(15.06)
2017	30,643	28.1006	861,083	1.17	29.99
FE3
2021	18,561	25.3010	469,610	0.73	4.44
2020	55,257	24.2249	1,338,588	2.79	6.85
2019	56,710	22.6713	1,285,696	0.33	17.38
2018	54,921	19.3147	1,060,789	2.20	(10.55)
2017	51,554	21.5926	1,113,195	1.27	14.57
TFS
2021	8,994	21.9938	197,832	2.11	4.44
2020	9,174	21.0597	193,215	1.17	(0.92)
2019	64,426	21.2543	1,369,331	2.03	12.84
2018	62,634	18.8362	1,179,792	2.87	(15.27)
2017	78,069	22.2305	1,735,532	2.31	17.02
T20
2021	16,419	29.7541	489,482	1.86	4.16
2020	17,242	28.5662	493,441	3.47	(1.16)
2019	20,083	28.9008	581,335	1.68	12.53
2018	19,683	25.6830	506,334	2.41	(15.44)
2017	16,213	30.3730	493,418	2.54	16.69

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TSF
2021	118,841	$36.7046	$4,361,925	1.32%	5.26%
2020	125,132	34.8707	4,363,374	3.09	5.99
2019	172,278	32.9010	5,668,069	3.01	15.43
2018	174,816	28.5022	4,982,583	2.25	(14.61)
2017	182,853	33.3777	6,103,156	1.83	18.77
F56
2021	8	33.9892	269	0.92	4.87
2020	15	32.4104	479	2.90	5.80
2019	12	30.6339	381	2.53	15.15
2018	16	26.6025	412	1.69	(14.85)
2017	1,382	31.2415	43,176	1.68	18.50
FSS
2021	169	32.2542	5,454	3.07	19.52
2020	135	26.9858	3,634	3.68	(4.85)
2019	73	28.3609	2,062	2.01	22.92
2018	48	23.0723	1,096	2.64	(8.86)
2017	25	25.3141	635	2.32	8.64
FSC
2021	162	62.5239	10,105	—	10.25
2020	152	56.7087	8,627	—	55.52
2019	135	36.4631	4,911	—	31.80
2018	123	27.6652	3,397	—	(5.15)
2017	109	29.1684	3,182	—	21.75
FRE
2021	6,154	20.4317	125,733	1.04	27.20
2020	7,260	16.0630	116,610	3.27	(5.17)
2019	8,539	16.9383	144,630	2.81	22.62
2018	8,836	13.8142	122,061	2.80	(6.52)
2017	9,978	14.7773	147,448	3.56	10.76
G31
2021	2,115	60.9929	129,034	0.99	29.41
2020	1,796	47.1332	84,675	0.82	17.55
2019	2,232	40.0976	89,483	1.23	25.21
2018	2,620	32.0242	83,908	1.18	(6.19)
2017	3,020	34.1386	103,092	1.39	24.07

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
V15
2021	88,565	$42.5485	$3,768,293	—%	11.93%
2020	98,560	38.0147	3,746,749	0.07	42.35
2019	195,495	26.7045	5,220,586	—	36.76
2018	197,486	19.5272	3,856,346	—	(3.62)
2017	209,121	20.2614	4,237,078	0.08	27.34
VCP
2021	26,944	42.8504	1,154,575	1.87	33.36
2020	27,224	32.1315	874,754	2.48	(0.85)
2019	27,684	32.4076	897,158	2.00	25.30
2018	28,567	25.8640	738,868	1.62	(12.16)
2017	33,048	29.4454	973,099	2.05	17.85
A39
2021	3,935	54.4171	214,131	0.69	27.74
2020	3,872	42.6003	164,959	1.39	13.85
2019	3,812	37.4176	142,652	0.98	28.96
2018	3,701	29.0140	107,384	0.91	(9.39)
2017	3,660	32.0225	117,214	1.06	13.17
IB1
2021	59,212	44.3385	2,625,381	1.63	28.51
2020	55,337	34.5032	1,909,312	2.23	2.09
2019	69,590	33.7958	2,351,850	1.88	25.19
2018	65,750	26.9955	1,774,963	2.02	(13.38)
2017	67,276	31.1660	2,096,707	1.49	14.32
A21
2021	9,530	45.4547	433,181	0.99	5.89
2020	17,662	42.9268	758,163	2.28	14.00
2019	19,613	37.6567	738,547	1.60	28.57
2018	20,387	29.2884	597,092	2.28	(14.98)
2017	47,772	34.4469	1,645,604	1.39	23.00
A22
2021	12,420	39.4811	490,345	0.47	23.24
2020	11,294	32.0349	361,798	0.77	9.25
2019	10,933	29.3230	320,581	0.52	25.28
2018	10,661	23.4066	249,548	0.52	(11.35)
2017	10,520	26.4034	277,774	0.53	14.92
I84[6]
2019	4,329	23.0474	99,780	—	34.34
2018	4,244	17.1561	72,814	—	(5.58)
2017	4,237	18.1705	76,994	—	22.49
I76
2021	1,837	33.8204	62,128	0.18	20.40
2020	1,607	28.0896	45,151	0.36	27.24
2019	1,561	22.0754	34,471	—	26.60
2018	1,280	17.4374	22,315	—	(15.08)
2017	253	20.5338	5,205	—	14.06

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MVP
2021	6,786	$34.8571	$236,582	0.46%	19.73%
2020	7,009	29.1138	204,093	1.27	(0.92)
2019	5,862	29.3842	172,300	1.17	30.35
2018	5,720	22.5423	128,965	1.07	(13.63)
2017	5,634	26.1006	147,083	0.79	13.94
JM7
2021	222,335	16.7277	3,719,169	1.12	(1.35)
2020	93,943	16.9574	1,593,055	0.52	7.84
2019	1,015,697	15.7239	15,970,694	2.51	8.18
2018	907,050	14.5355	13,184,439	2.37	0.05
2017	943,333	14.5284	13,705,131	2.53	3.57
J43
2021	288	58.6051	16,852	1.16	21.38
2020	20,616	48.2807	995,331	0.95	13.69
2019	21,328	42.4687	905,792	0.40	24.58
2018	21,984	34.0905	749,438	0.38	(11.93)
2017	22,617	38.7079	875,450	0.32	15.23
J32
2021	7,449	74.6394	555,982	0.74	29.34
2020	7,441	57.7072	429,374	0.76	25.26
2019	7,603	46.0694	350,249	0.85	31.75
2018	7,668	34.9664	268,129	0.82	(6.16)
2017	7,607	37.2634	283,460	0.87	22.33
LRI
2021	178,813	21.7410	3,891,598	1.84	5.80
2020	292,330	20.5499	6,011,146	2.70	(1.03)
2019	365,015	20.7645	7,583,177	0.91	18.36
2018	388,870	17.5439	6,825,530	1.92	(18.32)
2017	404,537	21.4789	8,692,987	2.14	28.14
L27[7]
2018	743	23.6066	17,544	0.85	(23.67)
2017	1,696	30.9258	52,461	1.12	39.21
MD8
2021	6,209,795	10.3456 to 13.8609	86,050,260	0.00	0.00
2020	6,202,617	10.3456 to 13.8609	85,947,318	0.19	0.22
2019	5,722,123	10.3230 to 13.8306	79,114,534	1.62	1.63
2018	5,525,022	10.1569 to 13.6081	75,160,719	1.24	1.26
2017	5,923,358	10.0305 to 13.4388	79,580,378	0.29	0.30

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M07
2021	266,716	$20.3204	$5,419,782	1.83%	14.12%
2020	277,537	17.8068	4,942,056	2.30	9.81
2019	378,304	16.2156	6,134,426	2.04	20.38
2018	527,288	13.4699	7,102,506	2.10	(5.61)
2017	535,083	14.2707	7,635,988	2.31	12.30
M35
2021	349,982	19.9038	6,965,976	1.63	13.84
2020	357,972	17.4847	6,259,029	2.02	9.52
2019	393,175	15.9654	6,277,188	2.17	20.12
2018	400,774	13.2916	5,326,916	1.95	(5.87)
2017	448,872	14.1206	6,338,327	2.32	12.02
M31
2021	26,270	51.1322	1,343,250	—	23.53
2020	34,106	41.3917	1,411,702	—	31.86
2019	35,544	31.3914	1,115,778	—	38.15
2018	36,693	22.7229	833,775	0.09	2.67
2017	37,810	22.1321	836,822	0.10	31.40
M80
2021	31,158	49.9496	1,556,337	—	23.24
2020	32,467	40.5313	1,315,939	—	31.54
2019	32,196	30.8140	992,098	—	37.78
2018	52,240	22.3650	1,168,346	—	2.41
2017	52,421	21.8383	1,144,784	—	31.08
MF1
2021	66,810	46.6065	3,113,777	—	14.11
2020	67,948	40.8425	2,775,164	—	36.48
2019	90,695	29.9257	2,714,103	—	38.66
2018	94,156	21.5819	2,032,056	—	1.24
2017	110,079	21.3185	2,346,710	0.12	27.00
M41
2021	13,997	46.2781	647,774	—	13.88
2020	9,474	40.6389	385,004	—	36.12
2019	22,450	29.8553	670,257	—	38.28
2018	20,704	21.5908	447,011	—	0.95
2017	21,804	21.3867	466,312	—	26.68
M05
2021	—	28.5270	—	—	1.80
M42
2021	10,513	28.0111	294,492	—	1.57
2020	4,501	27.5773	124,121	—	45.58
2019	92,087	18.9426	1,744,361	—	41.27
2018	93,144	13.4084	1,248,908	—	(1.72)
2017	95,546	13.6426	1,303,500	—	26.33
M06
2021	313,385	13.3355	4,179,155	2.61	(0.81)
2020	381,682	13.4448	5,131,671	3.38	8.47
2019	452,419	12.3952	5,607,847	3.25	10.21
2018	554,823	11.2473	6,240,264	3.78	(1.09)
2017	301,558	11.3708	3,428,959	3.37	4.46

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2021	381	$36.9083	$14,052	0.52%	24.80%
2020	547	29.5735	16,168	0.53	16.59
2019	3,542	25.3647	89,854	0.79	32.95
2018	3,777	19.0788	72,070	0.70	(4.37)
2017	4,015	19.9504	80,096	1.17	23.37
M44
2021	42,896	17.0079	729,579	1.77	14.09
2020	41,108	14.9072	612,816	2.51	5.90
2019	42,449	14.0764	597,528	4.06	25.07
2018	43,510	11.2550	489,711	1.11	1.06
2017	43,708	11.1370	486,774	4.26	14.83
M40
2021	1,403	16.7005	23,434	1.59	13.82
2020	1,324	14.6723	19,416	2.30	5.62
2019	1,201	13.8914	16,677	3.89	24.80
2018	1,137	11.1308	12,654	0.88	0.81
2017	1,065	11.0413	11,756	2.58	14.49
M83
2021	378,951	30.5032	11,559,259	1.32	25.45
2020	432,374	24.3146	10,512,990	1.49	3.48
2019	513,702	23.4980	12,070,967	2.13	29.80
2018	555,316	18.1031	10,052,932	1.55	(10.09)
2017	592,475	20.1338	11,928,793	1.99	17.65
M08
2021	114,651	21.3451	2,447,232	1.22	25.16
2020	81,106	17.0546	1,383,234	1.38	3.22
2019	74,381	16.5224	1,228,950	1.83	29.51
2018	85,553	12.7581	1,091,497	1.32	(10.36)
2017	89,805	14.2319	1,278,103	1.67	17.35
MB6
2021	—	54.7633	—	1.47	29.53
2020	408	42.2796	17,248	1.65	15.34
2019	453	36.6567	16,591	1.50	29.17
2018	497	28.3777	14,115	1.38	(7.74)
2017	545	30.7579	16,762	1.51	20.76
MB7
2021	5,566	58.3552	324,785	0.90	29.18
2020	8,130	45.1726	367,234	1.43	15.06
2019	8,489	39.2594	333,258	0.90	28.87
2018	15,529	30.4636	473,055	1.18	(7.99)
2017	17,837	33.1088	590,538	1.33	20.47
MC0
2021	343,416	22.6953	7,793,919	2.88	(1.40)
2020	349,507	23.0175	8,044,781	3.52	10.57
2019	355,026	20.8175	7,390,741	3.89	14.65
2018	370,914	18.1574	6,734,858	3.89	(3.00)
2017	365,755	18.7188	6,846,485	3.74	6.39
MA0
2021	9,254	24.7965	229,475	1.37	(1.66)
2020	29,491	25.2146	743,610	5.08	10.34
2019	7,047	22.8519	161,044	3.36	14.46
2018	8,806	19.9654	175,810	3.62	(3.31)
2017	9,629	20.6488	198,816	3.87	6.11

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MC1
2021	48,208	$41.9997	$2,024,721	0.29%	25.05%
2020	41,460	33.5852	1,392,434	0.50	18.39
2019	46,004	28.3694	1,305,110	0.54	32.87
2018	50,580	21.3511	1,079,946	0.37	(4.07)
2017	23,788	22.2563	529,428	0.73	24.50
MC3
2021	25,116	17.8581	448,518	0.49	(6.75)
2020	20,696	19.1508	396,338	3.31	10.57
2019	18,688	17.3203	323,685	0.20	20.52
2018	117,085	14.3717	1,682,706	0.33	(13.94)
2017	140,086	16.6994	2,339,351	1.23	37.95
MC6
2021	10,220	90.3289	922,992	0.09	18.52
2020	9,300	76.2133	708,657	0.51	20.76
2019	7,638	63.1122	481,966	0.51	36.01
2018	9,001	46.4032	417,592	0.52	(4.83)
2017	8,197	48.7586	399,573	1.11	32.14
MC9
2021	77,427	45.0659	3,489,301	0.35	18.20
2020	86,396	38.1276	3,294,055	1.52	16.24
2019	34,168	32.8013	1,120,742	0.75	31.62
2018	38,158	24.9216	950,962	0.73	(9.06)
2017	40,125	27.4047	1,099,602	1.36	25.17
M96
2021	297,912	27.8366	8,292,182	2.17	(1.89)
2020	317,045	28.3724	8,994,612	2.87	6.38
2019	365,290	26.6710	9,742,009	2.90	6.53
2018	405,857	25.0369	10,160,788	3.23	0.47
2017	437,216	24.9201	10,894,868	2.68	2.22
MD2
2021	—	19.3907	2	0.00	(2.14)
2020	1,280	19.8148	25,374	3.27	6.12
2019	2,836	18.6728	52,960	2.36	6.35
2018	3,614	17.5581	63,450	2.91	0.17
2017	4,189	17.5283	73,423	2.87	2.03
MA6
2021	235,735	15.5021	3,654,395	4.67	3.49
2020	250,279	14.9798	3,749,132	5.27	5.09
2019	239,587	14.2548	3,415,280	5.26	14.81
2018	254,585	12.4163	3,161,022	11.30	(3.08)
2017	56,965	12.8107	729,764	6.55	6.69

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MA3
2021	5,335	$35.6791	$190,347	3.75%	3.08%
2020	22,339	34.6121	773,192	8.46	4.85
2019	4,631	33.0108	152,872	5.62	14.44
2018	4,360	28.8466	125,760	5.42	(3.24)
2017	4,508	29.8125	134,383	6.35	6.31
M97
2021	84,168	30.6356	2,578,527	0.51	9.27
2020	85,241	28.0375	2,389,945	1.45	15.84
2019	87,594	24.2042	2,120,154	1.23	27.30
2018	88,671	19.0137	1,685,956	1.05	(9.02)
2017	97,600	20.8987	2,039,708	1.24	32.64
MD5
2021	42,172	45.6864	1,926,696	0.39	8.99
2020	46,872	41.9171	1,964,737	1.25	15.50
2019	56,540	36.2915	2,051,913	0.96	27.11
2018	66,254	28.5510	1,891,602	0.80	(9.30)
2017	69,438	31.4790	2,185,841	1.10	32.35
M98
2021	186,800	30.2127	5,643,716	0.24	10.55
2020	535,609	27.3283	14,637,284	1.02	20.52
2019	539,533	22.6749	12,233,823	1.89	25.94
2018	583,585	18.0040	10,506,871	1.12	(9.49)
2017	597,063	19.8915	11,876,483	1.68	27.14
MD6
2021	925	55.7385	51,575	0.25	25.97
2020	919	44.2465	40,651	0.46	22.53
2019	905	36.1120	32,687	0.59	39.95
2018	902	25.8031	23,282	0.49	0.81
2017	1,470	25.5959	37,633	0.66	28.42
MB3
2021	10,690	67.8303	725,106	0.03	25.66
2020	10,349	53.9803	558,623	0.23	22.20
2019	9,712	44.1743	429,010	0.26	39.58
2018	16,781	31.6471	531,064	0.34	0.58
2017	17,676	31.4657	556,180	0.42	28.10

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
ME2
2021	97,803	$32.5775	$3,186,174	0.84%	11.57%
2020	98,339	29.1991	2,871,395	2.48	12.95
2019	51,475	25.8523	1,330,735	1.48	28.04
2018	51,792	20.1902	1,045,696	1.49	(14.12)
2017	52,647	23.5111	1,237,771	1.76	28.29
MA7
2021	1,864	23.9371	44,616	2.91	0.10
2020	1,673	23.9134	40,000	3.57	9.11
2019	1,532	21.9164	33,576	2.86	11.29
2018	2,081	19.6928	40,978	3.71	(2.11)
2017	2,191	20.1165	44,067	1.26	5.88
MB8
2021	65,102	39.5276 to 71.8089	2,896,525	0.88	29.64
2020	72,231	30.4911 to 55.3924	2,433,388	0.76	2.23
2019	89,366	29.8250 to 54.1823	3,298,107	0.76	26.78
2018	94,317	23.5258 to 42.7387	2,735,699	0.86	(5.11)
2017	86,828	24.7920 to 45.0391	2,534,303	0.86	14.97
MF6
2021	99,763	82.7388	8,255,900	1.46	30.12
2020	121,506	63.5843	7,727,177	4.34	1.49
2019	172,086	62.6536	10,783,078	3.57	26.87
2018	192,104	49.3827	9,487,609	4.50	(3.03)
2017	179,186	50.9266	9,126,348	4.23	13.33
MF2
2021	1,174,050	13.3198	15,638,023	2.22	0.16
2020	1,206,297	13.2990	16,042,424	3.25	4.34
2019	1,166,960	12.7458	14,873,783	2.71	5.19
2018	1,373,799	12.1173	16,646,631	2.01	1.28
2017	1,335,930	11.9647	15,983,838	1.63	1.73

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MG3
2021	102,959	$36.5674	$3,765,341	0.81%	30.99%
2020	106,235	27.9169	2,966,038	1.14	3.87
2019	143,512	26.8770	3,857,455	1.25	31.12
2018	157,259	20.4982	3,223,734	0.88	(11.45)
2017	167,338	23.1483	3,873,838	1.26	13.67
VMG
2021	2,723	118.2712	321,978	—	(11.06)
2020	3,931	132.9770	522,696	—	152.30
2019	4,487	52.7062	236,476	—	40.11
2018	2,312	37.6182	86,949	—	10.65
2017	909	33.9975	30,902	—	38.76
NPP[8]
2018	318	33.0602	10,508	1.25	(1.04)
2017	301	33.4074	10,051	0.62	13.36
NMC
2021	650	82.5286	53,653	—	12.99
2020	450	73.0391	32,830	—	39.98
2019	438	52.1781	22,846	—	32.75
2018	429	39.3062	16,868	—	(6.40)
2017	410	41.9958	17,210	—	25.29
NAR[9]
2017	—	—	—	—	16.74
NLM[10]
2018	—	17.3911	—	—	1.02
2017	242	17.2154	4,162	1.53	0.89
NSE
2021	913	16.1512	14,739	0.39	23.48
2020	872	13.0803	11,411	0.56	19.56
2019	1,236	10.9402	13,520	0.42	9.40
O01
2021	43,289	55.9078	2,420,255	—	22.57
2020	43,002	45.6136	1,961,540	—	36.59
2019	40,831	33.3953	1,363,625	0.06	36.20
2018	40,454	24.5201	991,985	0.32	(5.73)
2017	42,891	26.0101	1,115,645	0.23	26.83
O00
2021	9,426	17.6584	166,443	—	19.10
2020	9,411	14.8267	139,531	—	48.27

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
OGS
2021	56,582	$56.1456	$3,176,903	—%	15.49%
2020	56,243	48.6154	2,734,357	0.71	27.64
2019	58,701	38.0886	2,235,896	0.90	31.79
2018	59,388	28.9016	1,716,453	0.01	(0.13)
2017	60,274	33.2888	2,006,508	0.91	36.66
OSC
2021	33,552	59.8512	2,008,118	0.38	22.55
2020	34,557	48.8371	1,687,619	0.71	19.93
2019	31,437	40.7220	1,280,152	0.20	26.47
2018	31,780	32.1988	1,023,260	0.31	(10.32)
2017	30,994	35.9053	1,112,821	0.87	14.16
P10
2021	104,903	9.4717	993,606	4.36	33.34
2020	104,135	7.1033	739,705	5.84	1.35
2019	76,360	7.0086	535,181	4.69	11.43
2018	58,486	6.2897	367,859	2.09	(14.13)
2017	50,683	7.3248	371,241	10.89	2.15
PK8
2021	27,996	22.5885 to 45.2622	631,576	4.40	(2.56)
2020	38,126	23.1823 to 46.4520	883,034	4.57	6.71
2019	61,147	21.7255 to 43.5329	1,327,684	4.44	14.77
2018	48,215	18.9291 to 37.9296	912,060	4.12	(4.73)
2017	49,417	19.8697 to 39.8142	993,758	5.18	9.89
P06
2021	542,285	24.5021	13,286,585	4.97	5.59
2020	523,148	23.2058	12,139,570	1.46	11.71
2019	560,180	20.7728	11,636,033	1.65	8.44
2018	599,175	19.1566	11,477,686	2.46	(2.20)
2017	628,609	19.5883	12,313,460	2.33	3.66
P07
2021	1,559,476	24.5445	38,250,596	1.82	(1.27)
2020	1,353,383	24.8593	33,617,840	2.12	8.65
2019	1,283,812	22.8806	29,350,167	3.01	8.36
2018	1,253,306	21.1162	26,442,987	2.55	(0.53)
2017	1,201,151	21.2286	25,477,341	2.06	4.92
SCP
2021	49,517	28.5010	1,411,345	1.48	28.82
2020	46,015	22.1252	1,018,140	1.02	(7.15)
2019	51,573	23.8293	1,228,996	0.70	18.67
2018	49,171	20.0810	987,446	0.67	(8.34)
2017	56,599	21.9083	1,240,030	0.71	5.38
R02
2021	—	56.9339	—	—	42.18
2020	—	40.0424	—	—	20.03
2019	886	33.3602	29,549	1.12	45.04
2018	886	23.0004	20,373	0.18	(10.32)
2017	886	25.6474	22,717	0.05	31.78
R03[11]
2021	492	71.2609	35,078	—	25.54
2020	498	56.7623	28,246	0.29	44.96
2019	504	39.1575	19,745	—	36.86
2018	309	28.6111	8,825	—	(1.81)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TBC
2021	394,352	$58.1673 to $79.4611	$25,702,042	—%	17.62%
2020	429,814	49.4531 to 67.5568	23,565,313	—	34.28
2019	484,443	36.8286 to 50.3108	19,619,911	—	29.89
2018	487,554	28.3540 to 38.7338	15,122,847	—	1.92
2017	500,651	27.8208 to 38.0054	15,114,670	—	36.17
REI
2021	54,742	52.6191	2,881,237	1.57	25.55
2020	61,545	41.9112	2,580,036	2.34	1.18
2019	64,372	41.4210	2,666,968	2.32	26.40
2018	72,735	32.7702	2,384,032	1.97	(9.50)
2017	86,496	36.2103	3,132,571	1.42	16.02
RNA
2021	678	82.3982	55,827	—	20.80
2020	633	68.2126	43,185	—	44.37
2019	639	47.2475	30,159	0.42	34.93
2018	649	35.0166	22,730	0.16	1.16
2017	660	34.6155	22,822	0.11	34.43
W42
2021	3,183	44.4113	$141,369	0.79	8.90
2020	2,765	40.7819	112,774	—	24.23
2019	2,089	32.8282	68,563	0.26	31.10
2018	1,630	25.0403	40,812	0.10	(1.46)
2017	1,576	25.4116	40,053	—	19.58

[1]

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

[2]

Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.

[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.
[4]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[5]	BNY Mellon Variable Investment Fund: Quality Bond Portfolio, Initial Shares Sub-Account (DQB) merged into Sub-Account MD8 on April 30, 2020.
[6]	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) merged into Sub-Account O00 on April 30, 2020.
[7]	Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27) merged into Sub-Account MD8 on July 31, 2019.
[8]	Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP) merged into Sub-Account NSE on April 30, 2019.
[9]	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR) is active but has had zero balance since 2017.
[10]	Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM) is active but has had zero balance since 2018.
[11]	The net assets in R03 were transferred out during 2010 and R03 had zero balance through 2017.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

Reports of Independent Auditors

Statutory Financial Statements as of

December 31, 2021 and 2020 and for the Years

Ended December 31, 2021, 2020 and 2019

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Holdings, LLC)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the year then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flow for the year then ended in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 28, 2022

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the two years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2021	2020
GENERAL ACCOUNT ASSETS
Bonds	$13,204,813	$12,808,660
Preferred stocks	1,227,981	939,125
Common stocks	551,699	881,233
Mortgage loans on real estate	960,456	456,382
Cash, cash equivalents and short-term investments	2,399,198	1,401,303
Contract loans	373,116	392,136
Derivatives	481,781	702,736
Other invested assets	1,567,791	908,261
Mortgage escrow funds	1,798	1,616
Receivables for securities	470,229	163,473
Investment income due and accrued	256,611	237,294
Amounts recoverable from reinsurers	11,442	12,748
Other amounts receivable under reinsurance contracts	1,416	21,994
Current federal and foreign income tax recoverable	11,936	45,609
Net deferred tax asset	11,533	31,997
Electronic data processing equipment and software	327	101
Receivables from parent, subsidiaries and affiliates	2,317	2,410
Reinsurance deposit asset	144,802	395,678
Other assets	23,505	19,623

Total general account assets	21,702,751	19,422,379
SEPARATE ACCOUNT ASSETS	22,677,937	22,324,504

TOTAL ADMITTED ASSETS	$44,380,688	$41,746,883

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

LIABILITIES, CAPITAL STOCK AND SURPLUS	2021	2020
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$16,058,883	$15,188,297
Aggregate reserve for accident and health contracts	983	337
Liability for deposit-type contracts	1,363,403	941,896
Contract claims	36,656	38,501
Other amounts payable on reinsurance	22,710	36,149
Interest maintenance reserve	27,764	31,109
Commissions to agents due or accrued	31,701	24,595
General expenses due or accrued	33,178	30,591
Transfers from Separate Accounts due or accrued (net)	(109,403)	(85,448)
Remittances and items not allocated	24,935	27,116
Borrowed money and accrued interest thereon	93,000	—
Asset valuation reserve	234,423	290,667
Payable for securities	1,101,003	354,741
Payable to parent and affiliates	57,428	21,352
Reinsurance in unauthorized and certified companies	—	649
Funds held under reinsurance treaties with unauthorized and certified reinsurers	253,772	262,997
Funds held under coinsurance	152,630	398,782
Derivatives	155,408	238,061
Other liabilities	87,936	23,443

Total general account liabilities	19,626,410	17,823,835
SEPARATE ACCOUNT LIABILITIES	22,677,936	22,324,502

Total liabilities	42,304,346	40,148,337
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	390,213	557,500
Gross paid in and contributed surplus	1,425,920	777,939
Unassigned funds	253,772	256,670

Total surplus	2,069,905	1,592,109

Total capital stock and surplus	2,076,342	1,598,546

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$44,380,688	$41,746,883

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
INCOME:
Premiums and annuity considerations	$2,292,669	$2,668,116	$2,412,284
Considerations for supplementary contracts with life contingencies	29,963	29,823	42,186
Net investment income	882,824	439,413	426,912
Amortization of interest maintenance reserve	8,765	6,154	9,296
Commissions and expense allowances on reinsurance ceded	108,257	108,465	113,811
Reserve adjustments on reinsurance ceded	(1,306,501)	(1,298,243)	(1,652,188)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	377,490	337,386	346,576
Investment (expense) income on reinsurance deposit asset	(416,413)	(159,574)	(116,980)
Reinsurance experience refund	116,031	119,915	120,973
Other income	60,852	59,147	54,015

Total Income	2,153,937	2,310,602	1,756,885
BENEFITS AND EXPENSES:
Death benefits	176,117	118,761	97,356
Annuity benefits	324,008	285,426	315,500
Health benefits	1,086	867	666
Surrender benefits and withdrawals for life contracts	1,423,589	1,116,537	1,275,361
Interest and adjustments on contract or deposit-type contract funds	23,609	(6,582)	8,163
Payments on supplementary contracts with life contingencies	46,079	45,475	44,396
Increase in aggregate reserves for life and accident and health contracts	862,341	1,697,602	1,318,634

Total Benefits	2,856,829	3,258,086	3,060,076
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	286,433	198,030	186,775
Commissions and expense allowances on reinsurance assumed	117	117	119
General insurance expenses	239,504	201,758	223,389
Insurance taxes, licenses and fees, excluding federal income taxes	5,995	5,077	5,466
Net transfers from Separate Accounts net of reinsurance	(1,231,685)	(1,130,355)	(1,613,693)
Investment (income) expense on funds held	(241,024)	(427,684)	(349,816)
Other (benefits) deductions	(14)	(105)	(25)

Total Benefits and Expenses	1,916,155	2,104,924	1,512,291
Net income from operations before federal income tax benefit and net realized capital gains (losses)	237,782	205,678	244,594
Federal income tax benefit, excluding tax on capital gains (losses)	(3,242)	(11,980)	(21,279)

Net income from operations after federal income taxes and before net realized capital gains (losses)	241,024	217,658	265,873
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(25,644)	2,892	4,540

NET INCOME	$215,380	$220,550	$270,413

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,598,546	$1,583,313	$1,555,285
Net income	215,380	220,550	270,413
Change in net unrealized capital gains (losses), net of deferred income tax	(252,870)	250,146	345,580
Change in net unrealized foreign exchange capital gains (losses)	(4,216)	(14,693)	10,982
Change in net deferred income tax	(9,504)	(55,015)	(56,342)
Change in nonadmitted assets	33,569	(1,091)	(37,743)
Change in liability for reinsurance in unauthorized and certified companies	649	(64)	(585)
Change in reserve on account of change in valuation basis	—	(3,440)	—
Change in asset valuation reserve	56,244	(39,777)	(179,216)
Change in surplus notes	(167,287)	(7,500)	—
Contributed surplus	647,981	7,500	116,741
Dividends to stockholder	(200,000)	(65,000)	(200,000)
Prior period adjustment net of tax	(7,023)	—	—
Investment (expense) income on funds held - unrealized	165,444	(276,383)	(241,802)
Other capital changes	(571)	—	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$2,076,342	$1,598,546	$1,583,313

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,660,490	$2,834,692	$2,610,423
Net investment income	1,084,347	821,102	745,774
Miscellaneous income	439,383	398,273	402,030

Total receipts	4,184,220	4,054,067	3,758,227
Benefits and loss related payments	(3,409,491)	(2,765,571)	(3,301,972)
Net transfers from Separate Accounts	1,207,730	1,277,916	1,570,877
Commissions, expenses paid and aggregate write-ins for deductions	(533,179)	(398,428)	(462,727)
Federal and foreign income taxes recovered (paid)	27,515	16,131	(15,165)

Total payments	(2,707,425)	(1,869,952)	(2,208,987)

Net cash from operations	1,476,795	2,184,115	1,549,240

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	4,986,107	4,376,490	6,370,188
Stocks	599,109	20,830	84,610
Mortgage loans	196,789	217,263	244,684
Other Invested Assets	40,559	65,644	78,173
Net gains or (losses) on cash, cash equivalents and short-term investments	(11)	8	—
Miscellaneous proceeds	440,989	35,887	94,743

Total investment proceeds	6,263,542	4,716,122	6,872,398
Cost of investments acquired (long-term only):
Bonds	(5,496,463)	(6,153,104)	(6,726,353)
Stocks	(850,942)	(284,871)	(460,624)
Mortgage loans	(696,196)	(156,028)	(247,625)
Other Invested Assets	(328,732)	(122,239)	(287,682)
Miscellaneous applications	(184,607)	(611,706)	(258,454)

Total investments acquired	(7,556,940)	(7,327,948)	(7,980,738)
Net decrease in contract loans and premium notes	18,996	8,853	4,652

Net cash from investments	(1,274,402)	(2,602,973)	(1,103,688)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	93,000	—	—
Net deposits on deposit-type contracts and other liabilities	421,507	270,051	195,974
Surplus notes	—	(7,500)	—
Capital and paid in surplus	479,249	107,500	—
Dividends to stockholders	(200,000)	(65,000)	(200,000)
Other cash provided	1,746	34,368	56,794

Net cash from financing and miscellaneous sources	795,502	339,419	52,768

Net change in cash, cash equivalents and short-term investments	997,895	(79,439)	498,320
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,401,303	1,480,742	982,422

End of year	$2,399,198	$1,401,303	$1,480,742

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2021	2020	2019
Exchanges of bonds	$472,898	$428,153	$346,653
Exchanges of stocks	—	—	20,000
Capital Contribution - interest in limited partnerships	—	—	16,741
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income and benefits)	1,306,501	1,298,243	1,652,188
Transfer of bonds to common stocks	19,125	4,927	—
Transfer of bonds to other invested assets	114,981	—	—
Transfer of bonds to preferred stocks	1,666	—	—
Transfer of common stocks to bonds	2,344	—	—
Transfer of common stocks to other invested assets	118,249	—	—
Transfer of mortgage loans to bonds	—	92,572	—
Lackawanna dividend received - invested assets	—	19,999	—
Payable to subsidiary for SSAP 72 capital contribution	35,000	—	—
Transfer Lackawanna Casualty Company to Clear Spring PC Holdings, LLC	169,037	—	—
Surplus note and related interest forgiveness/capital contribution	168,732	—	—
Transfer of non-insulated separate account bonds to general account	—	—	11,652
Transfer of non-insulated separate account mortgages to general account	—	—	50,819
Capital contributions of options to subsidiary	—	—	176,418
Surplus note transfer from bonds to other invested assets	—	—	6,423
DLRC dividend received - invested assets and related accrued interest transferred	—	—	2,333
Subsidiary return of capital - invested assets and related accrued interest transferred	7,167	—	24,618
Capital Contribution - SSAP 72	—	—	100,000

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Holdings, LLC (formerly Group One Thousand One, LLC) (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and DLNY includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are presumed to be material. The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life, property and casualty, and health insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value, adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are carried at amortized cost for NAIC designations 1-3 and at the lower of amortized cost or fair value for NAIC designations 4-6. Prior to adoption of the revisions of SSAP No. 32R, perpetual preferred stock rated within NAIC designations 1-3 was carried amortized cost. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying audited statutory equity of the subsidiary for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures, non-rated residual tranches on asset-backed securities, and collateral loans. The Company also has ownership interests in joint ventures, partnerships and LLCs which are carried at values based on the audited underlying GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

PHARMACEUTICAL REBATE RECEIVABLES

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager.    Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebate receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities (“DTLs”) are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP. Refer to Note 15 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Advantage plans. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated separate accounts are carried at fair value or on a general account basis, depending on the annuity contract being supported. The assets of the non-insulated separate accounts are not legally insulated and can be used by the Company to satisfy general account obligations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable separate accounts.

Certain activity from the variable separate accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable separate accounts are reflected in the Statements of Operations.

•

Transfers from the variable separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Revisions to SSAP No. 71, “Policy Acquisition Costs and Commissions,” were adopted with an effective date of December 31, 2021. The revisions modified SSAP No. 71 such that an insurance entity cannot use levelized commission arrangements to delay establishment of a liability regardless of how the arrangement is structured with regards to policy persistency or timing of payment. The Company reviewed its commission programs as a result of the adoption of changes to SSAP No. 71, which apply to contracts in effect as of December 31, 2021. As a result, the Company made one-time, accelerated payments totaling $72.0 million in settlement of all material levelized commission arrangements. The settlements are reported in the Statutory Statement of Operations as commissions on premiums, annuity considerations, and deposit-type contract funds (direct business only). As of December 31, 2021, the Company had no material levelized commission arrangements.

The NAIC adopted revisions to SSAP No. 32R, effective January 1, 2021 which updated definitions, clarified impairment guidance, and updated the measurement guidance for investments in preferred stock. The revisions did not have a material impact to the financial statements of the Company as of December 31, 2021.

In December 2021, the Company early adopted the minor revisions to SSAP No. 43R from the NAIC exposure draft, Ref# 2021-15 SSAP 43R - Residual Tranches, related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In March 2021, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties, that clarified the following regarding the identification of a related party:

•	any related party identified under U.S. GAAP or U.S. Securities and Exchange Commission (“SEC”) reporting requirements would be considered a related party under statutory accounting principles;

•	a non-controlling ownership over 10% results in a related-party classification regardless of any disclaimer of control or affiliation; and

•	a disclaimer of control or affiliation does not eliminate the classification as a related party and the disclosure requirements under SSAP No. 25.

The revisions were effective March 15, 2021 and did not have a significant impact to the financial statements of the Company as of December 31, 2021.

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

The Company did not have any new accounting pronouncement changes during 2019.

CORRECTIONS OF ERRORS

During 2021, the Company discovered an error related to the calculation of actuarial reserves. This error has been adjusted and recorded, net of tax, as a decrease to surplus in the Statutory Statement of Capital and Surplus in the amount of $7.0 million.

The Company did not have any corrections of errors during 2020.

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in 2019, net of tax, had no net impact on surplus.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties:

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2021	2020
DLNY	Insurance	$444,047	$450,340
Lackawanna Casualty Company	Insurance	—	173,459
DL Reinsurance Company (“DLRC”)	Insurance	3,664	3,459
Delaware Life Reinsurance (U.S.) Corp.	Insurance	4,388	18,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$453,553	$646,712

On April 1, 2019, the Company acquired Lackawanna Casualty Company (“LCC”), a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company (“LAIC”) and Lackawanna National Insurance Company (“LNIC”), for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. The Company contributed $0.5 million of additional capital to LCC in 2020. In November 2020, LCC paid the Company a $20.0 million extraordinary dividend, consisting primarily of bonds.

On December 30, 2021, after LCC redomesticated from Pennsylvania to Texas, the Company contributed its direct investment in the common stock of LCC to its wholly-owned, property and casualty holding company, Clear Spring PC Holdings, LLC (“CSPCH”), at LCC’s statutory value of $124.7 million as part of a business segment realignment. The Company also transferred the applicable unamortized goodwill totaling $44.3 million to CSPCH as part of the transaction. The transactions had no impact to the surplus of the Company. The unamortized goodwill related to the purchase of LCC as of December 31, 2020 was $50.5 million.

In October 2021, the Company received a $58.2 million ordinary cash dividend from DLNY.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2021 and 2020, the admitted amount each year was $1.5 million. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

In December 2021, the Company’s subsidiary, Delaware Life Reinsurance (U.S.) Corp (“DLOK”), returned $13.0 million of capital to the Company, of which $7.2 million was in the form of invested assets.

Investments in Affiliates - Preferred Interests

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255.0 million. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. On December 31, 2021 and 2020, the Company received $15.6 million of preferred dividends from DLIH 2015-1.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Investments in Affiliates - Other Invested Assets

The Company also owns controlling membership interests in the following limited liability companies: CSPCH; Clear Spring Health Holdings, LLC (“CSHH”); DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC (“DL 1099”); DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; and NCS Franklin Park, LLC. The values of certain of these limited liability companies without audited financial statements totaling $16.7 million and $30.9 million were non-admitted as of December 31, 2021 and December 31, 2020, respectively. During 2021, the Company’s share of losses of one such entity, Ellendale, exceeded the investment value before “nonadmit” adjustments. Therefore, in accordance with SSAP No. 48, the Company ceased equity method accounting. This had no impact to the surplus of the Company since the value of Ellendale was nonadmitted in the prior year.

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016-1, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016-1 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. Under this arrangement, the Company routinely transfers new equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. $51.1 million, $35.7 million, and $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016-1 during 2021, 2020, and 2019, respectively. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2021, 2020, and 2019 belong to DLIH 2016-1. Additionally, DLIH 2016-1 began purchasing equity futures in 2019 as part of the FIA hedging program.

During 2021 and 2020, the Company made several capital contributions totaling $8.8 million and $8.0 million, respectively, to DLIH 2016-2 in connection with an investment program utilizing a Société Générale credit facility (the “SG Facility”).

As noted above, the Company transferred its direct ownership in LCC to CSPCH in December 2021 as a capital contribution. CSPCH subsequently contributed the common stock of LCC to Clear Spring Property and Casualty Company (“CSP&C”) through a wholly-owned intermediary noninsurance holding company. The Company contributed $25.0 million of capital to CSPCH in May 2021. The Company also accrued a $35.0 million capital contribution to CSPCH in December 2021, after the transfer of LCC, as part of the Company’s capital commitment to CSP&C. CSP&C received regulatory approval to accrue the $35.0 million of capital contributions receivable under SSAP No. 72, Surplus and Quasi-Reorganizations.

In December 2020, the Company purchased 200 units of CSPCH, from a third party minority interest holder for $12.2 million, representing an additional 20% ownership. As a result of the 2020 purchase, CSPCH and CSP&C became wholly-owned subsidiaries of the Company. At December 31, 2021 and 2020, $9.5 million and $8.9 million, respectively, of unamortized goodwill were reflected in the Company’s carrying value of CSPCH in addition to the unamortized goodwill related to the purchase of LCC noted above.

During 2021, 2020, and 2019, the Company contributed $47.0 million, $44.7 million, and $87.2 million, to its subsidiary health holding company, CSHH, respectively, and in March 2020, CSHH returned $2.0 million of capital to the Company. During 2019, $16.5 million of the contributions were used by CSHH to purchase health insurer/health maintenance organizations. The difference between the cost of downstream entities acquired by CSHH and their statutory book values at the dates of purchase resulted in goodwill. As of December 31, 2021 and 2020, $16.2 million and $18.5 million of unamortized goodwill were reflected in the Company’s carrying value of CSHH, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $251.7 million and $43.5 million as of December 31, 2021, respectively, and $36.9 million and $79.5 million as of December 31, 2020, respectively.

During 2020, Clear Spring Health Insurance Company (“CSHIC”), a subsidiary of CSHH, adopted an accounting practice related to nonadmitted pharmacy rebate receivables that differs from NAIC statutory accounting practices and procedures. As permitted by the Arizona Director of Insurance and Financial Institutions, CSHIC would admit an otherwise nonadmitted pharmacy rebate receivable if the total of pharmaceutical rebates received through the date that the financial statements were issued exceeds the otherwise nonadmitted amount as of December 31, 2020. The monetary effect on surplus of CSHIC, and in turn, the Company’s investment in CSHH, was an increase of $9.3 million as a result of CSHIC using the permitted practice as of December 31, 2020. There was no effect on net income and surplus as a result of a permitted practice in 2021.

The Texas Department of Insurance approved a permitted accounting practice relating to CSP&C’s legacy business which is 100% reinsured to affiliated and non-affiliated reinsurers. The permitted practice allows CSP&C to exclude this fully-reinsured block of business from its financial statements effective January 1, 2019. There was no net income or surplus impact to CSP&C or the Company in 2021, 2020 and 2019 because the business was previously 100% reinsured.

Dividends/Distributions

During 2021, 2020, and 2019, the Company recognized the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
August 9, 2021	DLIH 2016-1	$30,000	Distribution	Cash
November 9, 2021	DLIH 2016-1	$20,000	Distribution	Cash
October 14, 2021	DL 1099	$30	Return of capital	Cash
October 26, 2021	DLNY	$58,232	Dividend	Cash
December 15, 2021	DLOK	$13,000	Return of capital	Invested assets and cash
December 31, 2021	DLIH 2016-1	$23,000	Distribution	Accrual*

March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Distribution	Accrual*

May 3, 2019	DLIH 2016-1	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016-1	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016-1	$7,000	Distribution	Accrual*

*	Receivable reflected in Investment Income Due and Accrued as of December 31, 2021, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68 - Business Combinations and Goodwill. The 2021 subcomponents and calculation of adjusted surplus and total admitted goodwill are shown below:

In Thousands	Calculation of Limitation Using September 30, 2021 Values	December 31, 2021
(1) Capital and Surplus	$1,969,794	XXX
Less:
(2) Admitted Positive Goodwill	72,632	XXX
(3) Admitted EDP Equipment & Operating System Software	1,500	XXX
(4) Admitted Net Deferred Taxes	—	XXX

(5) Adjusted Capital and Surplus (Line 1-2-3-4)	$1,895,662	XXX
(6) Limitation on Amount of Goodwill (adjusted capital and surplus times 10% goodwill limitation (Line 5*10%))	$189,566	XXX
(7) Current Period Reported Admitted Goodwill	XXX	$70,057
(8) Current Period Admitted Goodwill as a % of Prior Period Adjusted Capital and Surplus (Line 7/Line 5)	XXX	3.7%

Reinsurance-Related Agreements

Prior to 2019, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company ceded certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company ceded a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the FIA Treaty. The recapture had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the DLRC treaties. Ceded realized gains and losses are reported in “Net realized capital gains (losses).” “Investment income (expense) on funds held - unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the DLRC treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A summary of the pretax impacts of the two DLRC treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)	Treaty Impacts
	2021	2020	2019
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(416,413)	$(159,574)	$(116,980)

Total Revenue	(416,413)	(159,574)	(116,980)
Investment (Income) Expense on Funds Held	(251,714)	(437,107)	(358,699)

Total Policyholder Benefits and Expenses	(251,714)	(437,107)	(358,699)
Net Realized Capital (Losses) Gains	(745)	(1,151)	83

Net Income (Loss)	(165,444)	276,382	241,802

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held - Unrealized	165,444	(276,382)	(241,802)

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $144.8 million and $395.7 million at December 31, 2021 and 2020, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

The Company entered into a $100.0 million bilateral loan agreement with DLIH 2016-1 dated March 31, 2021, with interest at LIBOR plus 1.15%. The repayment of principal and interest is due on demand. The Company borrowed $80.0 million and $20.0 million in April 2021 and May 2021, respectively, and repaid $7.0 million in November 2021. Total interest incurred during 2021 was $0.9 million. The Company had $93.0 million of borrowed money outstanding under the bilateral loan agreement as of December 31, 2021.

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”) with the Company. The DLNY Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old DLNY Note”). DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points. No amounts were outstanding under the DLNY Note or the Old DLNY Note as of December 31, 2021, 2020, and 2019.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In May 2020, the Company loaned CSHIC $20.0 million under a $20.0 million demand promissory note which was repaid to the Company plus $520 thousand of interest in September 2020. In April and May 2021, the Company loaned CSHIC a total of $60.0 million under a $70.0 million demand promissory note which superseded the 2020 $20.0 million note. The interest rate on the $70.0 million note was 3% through September 30, 2021, after which the interest rate increased to 8%. The $60.0 million outstanding was repaid to the Company plus $812 thousand of interest in October 2021, and the demand promissory note was subsequently replaced by a $20.0 million demand promissory note. No amounts were outstanding as of December 31, 2021 and 2020 under any of these CSHIC notes.

In April 2020, DLIH 2016-1 borrowed $4.0 million from the Company under a demand promissory note and repaid the balance plus $1.7 thousand of interest to the Company within the same month.

In September 2021, the Company issued a $41.0 million promissory note to Delaware Life Marketing, LLC (“DLM”), an affiliate, related to a one-time accelerated commission payment in settlement of the Amended and Restated Master Agency Agreement between the Company and DLM. The interest rate on the promissory note was 8%. The Company repaid DLM the $41.0 million plus $0.9 million of interest in December 2021.

On December 31, 2020, with approval by the Department, the Company made a one-time payment of $7.5 million to Guggenheim Life and Annuity Company (“GLAC”), a related party, to pay down the principal amount and accrued interest due on a $7.5 million surplus note issued by the Company and owned by GLAC with an original maturity date of December 15, 2032. The Company received a $7.5 million capital contribution from the Parent on December 30, 2020, which was used together with $25.4 thousand to pay GLAC both the principal and interest due as of December 31, 2020.

At December 31, 2020, Group 1001, LLC, a related party, owned $167.3 million interests in surplus notes issued by the Company. In December 2021, the Parent became the owner of these interests and released the Company from all liabilities related to these interests in surplus notes. The Company reported the forgiveness of all related liabilities as contributed capital. Refer to Note 16 for further details.

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2021, 2020 and 2019:

The Company’s affiliate, Group 1001 Resources, LLC (“GOTO Resources”), sponsors the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources to the Company and other affiliates pursuant to intercompany service agreements. The allocated expenses incurred by the Company under the 401(k) Plan and the RIA were $2.4 million, $2.3 million, and $2.2 million, respectively, for the years ended December 31, 2021, 2020, and 2019.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $4.3 million, $4.8 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company terminated an administrative services agreement with Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, in the fourth quarter of 2020. Prior to terminating the agreement, the Company performed various administrative services on behalf of DLIAC, which was sold to a third party on November 30, 2020. Amounts allocated under this agreement amounted to $0.3 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million for each of the the years ended December 31, 2021, 2020 and 2019.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for each of the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement amounted to approximately $1.2 million, $0.7 million, and $0.6 million for the years ended December 31, 2021, 2020, and 2019, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has an administrative services agreement between the Company and DLOK pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Eon Health Plan, LLC (“EHP”), pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020 and 2019.

The Company has a facilities use agreement between the Company and GOTO Resources pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has a services and resource sharing agreement between the Company and GOTO Resources pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Gross amounts allocated under this agreement amounted to approximately $94.4 million, $84.1 million, and $85.4 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”) pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Expenses incurred under this agreement amounted to approximately $1.1 million, $1.0 million, and $4.3 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and CSHMS pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has an administrative services agreement between the Company and DLM pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and DLM, pursuant to which DLM provides certain distribution and agent management services to the Company. On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement executed between the Company and DLM. The Company incurred commission expenses under the First Amended Agreement totaling $48.4 million for the eight months ended August 31, 2021, $49.5 million for the year ended December 31, 2020, and $21.6 million for the year ended December 31, 2019.

On September 1, 2021, the Company began paying heaped commissions to DLM which were expensed as incurred. The commission expenses incurred during the remaining four months of 2021 totaled $71.9 million, including a one-time, accelerated payment of $41.0 million made by the Company in settlement of the First Amended Agreement. Under the Second Amended and Restated Master Agency Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonus and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $20.0 million in 2021. Other fees paid for services by the Company to DLM totaled $18.2 million, $14.9 million, and $11.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and LCC, LNIC, and LAIC, dated January 1, 2020, under which the Company provides services and makes resources available upon request to LCC, LNIC, and LAIC. No amounts were allocated under the agreement for the years ended December 31, 2021 and 2020.

The Company is party to a paymaster agreement between and among the Company, DLM, GOTO Resources, and Clarendon, dated January 1, 2019, that enables the Company, on behalf of Clarendon, to provide GOTO Resources, in its role as payroll employer of DLM, with certain amounts to be paid to DLM in connection with their activities as registered persons of Clarendon. No amounts were allocated under the agreement for the years ended December 31, 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.0 million, $7.1 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt servicing payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2021, 2020, and 2019 were $46 thousand, $83 thousand, and $37 thousand, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company.    Expenses incurred under this agreement amounted to approximately $50.0 million, $50.0 million, and $57.1 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $22 thousand, $95 thousand, and 126 thousand for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The agreement was terminated in November 2021. The Company did not incur expenses under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a middle office services agreement between the Company and GIS dated July 23, 2018, under which GIS provides certain middle office services in furtherance of conducting the Company’s business and the business of its affiliates with which Company has investment-related services agreements.

The Company has a cost and liability allocation agreement among the Company, GIS, and GLAC dated July 23, 2018. This agreement is related to fees, charges, and expenses incurred by the Company under an Aladdin Services Agreement entered into between the Company and BlackRock Financial Management, Inc. (“BlackRock”) under which Blackrock implements and provides its proprietary Aladdin trading, portfolio management, and risk reporting system.

The Company had $2.3 million and $2.4 million due from affiliates, $22.4 million and $21.4 million due to affiliates, and $14.1 million and $1.7 million included in general expenses due or accrued to other related parties as of December 31, 2021 and 2020, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The Company also had $23.0 million and $40.0 million of distributions accrued from a wholly-owned investment subsidiary in investment income due and accrued as of December 31, 2021 and 2020, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other

As of and for the years ended December 31, 2021, 2020, and 2019, the Company had other investment activity with affiliates and affiliated holdings as follows:

During 2021, a $65.0 million investment in Wright STF III, LLC (“Wright”) that the Company held in 2020 matured. The Company then held additional short-term investments/cash equivalents from Wright as well as the $60 million demand note from CSHIC noted above that was repaid during the year. In total, the Company had $535.0 million of acquisitions of short-term investments/cash equivalents in 2021 offset by $225.0 million of proceeds from sales/maturities which increased the prior year balance of affiliated short-term investments of $65.0 million to $375.0 million as of December 31, 2021. The Company recorded $13.8 million of related investment income in 2021 and the average yield on these short-term investments was 5.47%.

During 2020, $200.0 million of short-term investments issued by Armstrong STF IV, LLC (“Armstrong”) and Wright held by the Company at December 31, 2019, matured. The Company also acquired $90 million of new short-term investments from Wright in 2020, $25 million of which was repaid during the year. The Company recorded $12.8 million of investment income in 2020 related to these investments and the average yield was 6.37%.

During 2019, the Company acquired a $202.5 million short-term investment from an affiliate, WPH Holdings II Parent, LLC (“WPH”). Both this investment and a $171.0 million short-term investment from WPH held at December 31, 2018 matured or were repaid, resulting in no gain. The Company recorded $23.3 million of investment income related to these investments in 2019, and the average yield was 8.0%. The Company acquired short-term investments from Armstrong and Wright during 2019 totaling $100.0 million each which were held at December 31, 2019. The Company recorded $0.6 million of investment income on these investments in 2019 and the average yield was 5.70%.

During 2021, the Company acquired $533.8 million repurchase agreements from an affiliate and received proceeds of $362.3 million from repurchase agreement maturities during 2021. The Company also acquired $154.6 million of unaffiliated short-term investments, bonds, and preferred stock from affiliates and received proceeds of $306.1 million from sales of unaffiliated short-term investments, bonds, mortgages, and equities to affiliates from which the Company deferred realized gains of $4.8 million. The Company purchased $97.0 million of bonds from an affiliate in December 2021.

In 2020, the Company acquired $146.6 million of bonds from affiliates, including the bonds received from LCC noted above, and received proceeds of $44.7 million from sales of bonds to affiliates that resulted in immaterial gains. The Company also received $57.2 million of proceeds from sales of other invested assets to DLIH 2016-2 from which the Company deferred a realized gain of $1.9 million.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from the DLRC capital transactions noted above, and received proceeds of $71.1 million from sales of short-term and long-term bonds to affiliates. Immaterial gains were recognized on these transactions.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table summarizes the Company’s investments in affiliates (excluding investments in subsidiaries) at December 31, 2021 and 2020:

	December 31,
(In Thousands)	2021	2020
Cash Equivalent	$101,891	$—
Short-Term Investments	444,520	65,000
Bonds	433,021	67,000
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	2,720	8,831

Total	$1,237,152	$395,831

As of and for the years ended December 31, 2021, 2020 and 2019, the Company had investment activity with related parties and parties related to or managed by GC and related holdings as follows:

The Company purchased $14.2 million of bonds issued by other related parties during 2021. As of December 31, 2021 and 2020, the Company held bonds issued by other related parties that totaled $112.5 million and $455.0 million, respectively.

The Company purchased $1.7 million and $17.2 million of bonds and received proceeds of $3.9 million and $5.0 million from bond sales from parties related to or managed by GC in 2020 and 2019, respectively. No material gains and losses were recognized by the Company on these transactions in 2020 or 2019 and there were no such transactions in 2021.

The following table summarizes the Company’s investments in parties related to or managed by GC as of December 31, 2021 and 2020:

(In Thousands)	2021	2020
Bonds	$184,131	$418,145
Common Stocks	40	31,736
Other Invested Assets	49,728	—

Total	$233,899	$449,881

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2021 and December 31, 2020 was approximately $170.0 million, and $179.7 million, respectively. At December 31, 2021 and 2020, there was no liability accrued for this guaranty.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.7 million and $6.6 million at December 31, 2021 and 2020, respectively. There was no liability accrued for this guaranty at December 31, 2021 and 2020.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2021 and 2020.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $2.0 million as of December 31, 2021.

Pursuant to a 2019 Letter of Credit Facility Agreement (the “2019 LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) in 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. Under the 2019 LCFA, CSP&C was unconditionally responsible to reimburse the Company for the full amount of any drawdown by the beneficiary. In February 2021, the third party drew down $8.0 million under the LOC which effectively terminated the LOC. CSP&C reimbursed the Company in full for its payment related to the drawdown.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold.

The Company is a co-borrower under a short-term money market facility with Société Générale under which CSHIC, as borrower, has authority to borrow up to $200.0 million to be used for general corporate purposes. Refer to Note 17 for further details. CSHIC had no amounts outstanding under this facility as of December 31, 2021.

The Company has committed to contribute capital to CSP&C as needed to maintain a certain risk-based capital level. Refer to Note 17 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into the SG Facility with a maximum borrowing amount of $150.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2021 and 2020, DLIH 2016-2 had borrowed $149.2 million and $64.7 million, respectively, under the SG Facility.

During 2020 a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its wholly-owned subsidiary, CSHIC, with a maximum borrowing of $125.0 million as of December 31, 2021. Pursuant to the BMO Facility and a related separate fee letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2021 and 2020, CSHIC borrowings under the facility were $115.0 million and $61.0 million, respectively.

Pursuant to a Letter of Credit Facility Agreement (the “LCFA”) between the Company and its indirect subsidiary, Clear Spring Health (SC), Inc. (“CSH(SC)”), the FHLB issued the Company an irrevocable $1.0 million LOC effective July 1, 2021 on behalf of an unrelated party in respect of potential obligations of CSH(SC). Under the LCFA, CSH(SC) is unconditionally responsible to reimburse the Company for the full amount of any drawdown from the LOC by the beneficiary. CSH(SC) pays the Company a facility fee as compensation for the arrangement. Refer to Note 17 for further details.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2021
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$457,303	$2,746	$(4,851)	$455,198
All Other Governments	12,138	566	(75)	12,629
U.S. States, Territories and Possessions (Direct and Guaranteed)	19,911	539	(160)	20,290
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	924,388	91,583	(8,990)	1,006,981
Industrial and Miscellaneous (Unaffiliated)	11,162,149	245,942	(52,949)	11,355,142
Hybrid Securities	194,088	14,760	(1,306)	207,542
Bonds - Affiliated	433,021	1,368	—	434,389
SVO Identified Exchange Traded Funds	1,815	57	(19)	1,853

Total Bonds	$13,204,813	$357,561	$(68,350)	$13,494,024

Preferred Stocks	$1,227,981	$13,266	$(12)	$1,241,235

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$392,584	$9,044	$(437)	$401,191
All Other Governments	11,070	947	(78)	11,939
U.S. States, Territories and Possessions (Direct and Guaranteed)	9,687	701	(1)	10,387
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	992,830	80,971	(8,364)	1,065,437
Industrial and Miscellaneous	11,112,860	429,773	(143,064)	11,399,569
Hybrid Securities	220,819	20,433	(1,640)	239,612
Bonds - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	110	(19)	1,901

Total Bonds	$12,808,660	$541,979	$(153,603)	$13,197,036

Preferred Stocks	$939,125	$9,663	$(146)	$948,642

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2021
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$427,656	$428,204
Due after one year through five years	2,051,213	2,085,052
Due after five years through ten years	3,549,020	3,597,242
Due after ten years	3,425,633	3,523,993
SVO Identified Exchange Traded Funds	1,815	1,853

Total before asset and mortgage-backed securities	9,455,337	9,636,344

Asset and mortgage-backed securities	3,749,476	3,857,680

Total	$13,204,813	$13,494,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2021, 2020, and 2019, were $6.1 billion, $4.8 billion, and $6.7 billion, including non-cash transactions of $608.7 million, $433.1 million, and $366.7 million, respectively; gross gains were $72.0 million, $52.6 million, and $66.4 million respectively; and gross losses were $24.3 million, $44.6 million, and $34.8 million, respectively.

Bonds with a statement value of approximately $1.3 million and $5.2 million for the years ended December 31, 2021 and 2020 were on deposit with governmental authorities as required.

Investment-grade bonds were 95.5% and 96.6% of the Company’s total bonds as of December 31, 2021 and 2020, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2021, 2020, and 2019 on LBSS held as of December 31, 2021, 2020, and 2019, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.    In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2021, 2020, and 2019, the Company incurred write-downs of bonds totaling $4.3 million, $2.3 million, and $0 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. In addition to the impairment on structured bonds, the Company incurred impairment write-downs of $9.7 million related to solar tax credit investments, $30.0 million due to intent to sell other invested assets, $3.0 million on residual equity tranches, and $7.7 million on equity interests.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2021 were as follows:

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$239,887	$(1,851)	—	$76,653	$(2,999)	5	$316,540	$(4,850)
All Other Governments	—	—	—	1	2,862	(75)	1	2,862	(75)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	7,786	(160)	—	—	—	1	7,786	(160)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	133,862	(2,850)	3	108,225	(6,140)	48	242,087	(8,990)
Industrial and Miscellaneous (Unaffiliated)	190	2,110,143	(40,178)	100	1,245,030	(12,773)	290	3,355,173	(52,951)
Hybrid Securities	4	734	(16)	3	10,318	(1,289)	7	11,052	(1,305)
SVO Identified Exchange Traded Funds	—	—	—	1	818	(19)	1	818	(19)

Total Bonds	245	$2,492,412	$(45,055)	108	$1,443,906	$(23,295)	353	$3,936,318	$(68,350)

Preferred Stocks	1	$92,197	$(12)	—	$—	$—	1	$92,197	$(12)

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2020 were as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$11,821	$(437)	—	$—	$—	5	$11,821	$(437)
All Other Governments	—	—	—	1	3,056	(78)	1	3,056	(78)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	99	(1)	—	—	—	1	99	(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	202,434	(8,346)	3	8,470	(18)	48	210,904	(8,364)
Industrial and Miscellaneous (Unaffiliated)	190	1,460,857	(37,916)	100	1,451,733	(105,148)	290	2,912,590	(143,064)
Hybrid Securities	4	2,824	(23)	3	7,251	(1,617)	7	10,075	(1,640)
SVO Identified Exchange Traded Funds	—	—	—	1	821	(19)	1	821	(19)

Total Bonds	245	$1,678,035	$(46,723)	108	$1,471,331	$(106,880)	353	$3,149,366	$(153,603)

Preferred Stocks	2	$136,812	$(146)	—	$—	$—	2	$136,812	$(146)

As summarized in the tables below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $4.6 million and $16.8 million as of December 31, 2021 and 2020. This amount represented approximately 0.02 percent of the Company’s total invested assets as of December 31, 2021 and 2020. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

2021
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,747	$4,600	$4,512

	$4,747	$4,600	$4,512

2020
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$16,837	$16,837	$17,180

	$16,837	$16,837	$17,180

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

5GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	12/31/2021	12/31/2020	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Preferred Stock	1	1	$255,000	$255,000	$255,000	$255,000

Total	1	1	$255,000	$255,000	$255,000	$255,000

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial and residential first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Alabama	55,677	$3,229
Arizona	13,939	2,003
Arkansas	47,357	94
California	136,079	76,503
Colorado	17,153	15,937
Connecticut	11,087	10,925
Florida	40,604	2,794
Georgia	6,392	10,625
Iowa	442	—
Idaho	69	—
Illinois	26,650	25,557
Indiana	204	—
Kansas	7,544	7,480
Kentucky	265	1,563
Louisiana	1,213	410
Maryland	295	73
Massachusetts	59,511	5,037
Michigan	8,821	7,669
Minnesota	46	—
Missouri	1,302	398
Mississippi	655	—
New Jersey	2,014	3,424
New Mexico	3,479	3,556
New York	167,273	180,660
North Carolina	65,501	41,690
Ohio	1,770	1,945
Oklahoma	1,566	162
Oregon	6,511	5,390
Pennsylvania	23,974	13,608
Puerto Rico	24,950	—
South Carolina	1,010	107
Tennessee	24,890	25,000
Texas	169,446	4,993
Utah	1,948	2,304
Virginia	747	1,230
Washington	28,256	317
West Virginia	84	—
Wisconsin	4,192	4,159
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company originated 438, 69, and 59 mortgage loans in 2021, 2020, and 2019, respectively, and made additional investments after acquisition each year with a total cost of new loans of $700.0 million, $156.0 million and $299.5 million, respectively. Minimum and maximum rates of the new loans ranged from 3.04% to 8.75%, 4.18% to 12.6%, and 4.59% to 7.18% in 2021, 2020, and 2019, respectively. During the years ended December 31, 2021, 2020, and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and were no more than 101.7% of the property’s value at the time the original loan was made during 2021. The loan to value ratio (“LTV”) on commercial mortgages is no more than 75% and the LTV on residential loans of less than $500 thousand per mortgage can exceed 75%.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2021 and 2020. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2021 and 2020. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2021 and 2020, the Company individually and collectively evaluated loans with a net carrying value of $960.5 million and $456.4 million, respectively.

As of December 31, 2021 and 2020, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2021 and 2020.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

	Residential		Commercial
(In Thousands)	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2021
Recorded Investment
Current	$—	$33,934	$—	$911,301	$4,450	$949,685
30 - 59 Days Past Due	—	12,623	—	—	—	12,623
60 - 89 Days Past Due	—	608	—	—	—	608
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$47,408	$—	$47,408
December 31, 2020
Recorded Investment
Current	$—	$4,411	$—	$446,567	$7,864	$458,842
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$62,912	$—	$62,912

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2021 or 2020 and the Company had no investments in impaired loans during 2021 or 2020.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2021 and 2020:

	2021	2020
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2021 or 2020.

The following table provides an aging of mortgage loans as of December 31, 2021 and 2020, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2021	2020
Current	$949,685	$458,842
30-59 Days Past Due	12,623	—
60-89 Days Past Due	608	—

Total Past Due	13,231	—

Gross carrying value	$962,916	$458,842
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and LTV. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2021 and 2020:

		2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$123,592	$315,528	$44,000	$483,120
60%-69.99%	82,865	113,488	—	196,353
70%-79.99%	25,697	147,733	62,849	236,279
80% or greater	—	—	—	—

Total (*)	$232,154	$576,749	$106,849	$915,752

(*)	excludes residential mortgages in good standing

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$167,749	$91,218	$54,925	$313,892
60%-69.99%	58,037	30,930	17,626	106,593
70%-79.99%	—	26,082	7,864	33,946
80% or greater	—	—	—	—

Total (*)	$225,786	$148,230	$80,415	$454,431

(*)	excludes residential mortgages in good standing

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$200,000	$418,641
5. > 1 Month to 3 Months	$200,000	$200,000	$22,623	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$293,862	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$—	$250,000
5. > 1 Month to 3 Months	$200,000	$—	$—	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$16,485	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911
b. Ending Balance
1. BACV	XXX	XXX	XXX	$555,700
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Bonds - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Total Assets - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—
b. Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—

(8)	Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	25,000	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—

j. Total Collateral Assets - FV (Sum of a through i)	$—	$25,000	$—	$—	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	25,000

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as they collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$14,779	$30,400	$—	$—
5. > 1 Month to 3 Months	$110,903	$—	$11,000	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$829,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$—	$—	$—
5. > 1 Month to 3 Months	$—	$—	$—	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$818,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,124,200	$1,131,082	$1,131,082	$1,246,212
b. Ending Balance	$1,124,200	$1,131,082	$1,117,332	$1,246,212

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged - Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Recognized Receivable for Return of Collateral - Secured Borrowing

Not applicable

(10)	Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Realized Gains (Losses):
Bonds	$15,403	$5,748	$31,542
Preferred Stocks	—	—	8
Common Stocks	—	368	3,530
Mortgage Loans	109	93	48
Cash, Cash Equivalents and Short-term Investments	(11)	8	—
Other Invested Assets	(22,220)	(591)	4,154
Derivative Instruments	1,429	(3,591)	88,153
Reinsurance Realized Gains (Losses)	(5,515)	(1,151)	83
Realized Capital Gains/(Losses) - other	—	—	(78,176)

Subtotal	(10,805)	884	49,342
Less Capital Gains Tax Expense	9,400	186	10,362

Net Realized Gains (losses)	(20,205)	698	38,980
Less Gains (Losses) Transferred to IMR (Net of Taxes)	5,439	(2,194)	34,440

Net Realized Gains (Losses) After Tax and IMR Transfer	$(25,644)	$2,892	$4,540

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(268)	$(270)	$(206)
Common Stocks of Non-affiliates	(6,010)	(12,841)	(7,791)
Common Stocks of Affiliates	(11,121)	34,591	45,453
Preferred Stocks	(317)	—	(52)
Derivative Instruments	(146,178)	250,810	128,823
Other Hedging Investments	—	—	—
Other Invested Assets	(76,149)	(29,687)	59,628
Unrealized Capital Gains/(Losses) - Other	—	—	78,176

Subtotal	(240,043)	242,603	304,031
Deferred Capital Gains Tax Effect	12,827	(7,543)	(41,549)

Total	$(252,870)	$250,146	$345,580

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Bonds (Unaffiliated)	$693,265	$612,739	$577,949
Bonds (Affiliated)	15,435	4,342	2,634
Preferred Stocks (Unaffiliated)	54,791	52,621	46,447
Preferred stocks (Affiliated)	15,648	15,648	15,826
Common Stocks (Unaffiliated)	6,234	3,484	10,307
Common Stocks (Affiliated)	58,232	20,000	3,693
Mortgage Loans	33,130	38,579	40,928
Contract Loans	16,073	16,059	17,535
Cash, Cash Equivalents and Short-term Investments	100,653	75,112	72,290
Derivative Instruments	(195,644)	(435,148)	(348,490)
Other Invested Assets	139,557	81,750	58,573
Other Investment Income	32,306	37,602	3,726

Gross Investment Income	969,680	522,788	501,418

Interest Expense on Surplus Notes	(42,688)	(43,260)	(43,260)
Investment Expenses	(44,168)	(40,115)	(31,246)

Net Investment Income	$882,824	$439,413	$426,912

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2021, 2020 and 2019.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the policy are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2021 and 2020, the Company pledged $107.7 million and $231.3 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2021 and 2020, counterparties pledged to the Company $243.0 million and $318.0 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2021
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,937,189	$289,509	$—	$289,509
FX Forwards	116,236	850	—	850
Payor Swaptions	300,000	123	5,895	(5,772)

Total	$7,353,425	$290,482	$5,895	$284,587

	Outstanding at
	December 31, 2020
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,006,092	$472,394	$—	$472,394
FX Forwards	97,913	(3,448)	—	(3,448)
Payor Swaptions	300,000	24	5,895	(5,871)

Total	$6,404,005	$468,970	$5,895	$463,075

At December 31, 2021 and 2020, open futures contracts had a notional value of $1,641.1 million and $1,954.7 million and a fair value of $3.6 million and ($4.3) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2021 or 2020.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely.

The Company has two reinsurance agreements with Barbco. Refer to Note 2 for further details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $253.8 million and $263.0 million at December 31, 2021 and 2020, respectively.

The Company ceded certain risks during 2021 and 2020 to DLRC through the VA Treaty. Refer to Note 2 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

The Company has a coinsurance and modified coinsurance agreement, under which it ceded certain in-force variable annuity base contracts to an unaffiliated reinsurer. For the years ended December 31, 2021, 2020, and 2019, premiums ceded under the agreement were $337.9 million, $136.8 million, and $156.0 million, respectively, and benefits ceded (including policy surrenders) were $1.4 billion, $1.2 billion, and $1.6 billion, respectively.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Premiums and Annuity Considerations:
Direct	$2,729,435	$2,873,746	$2,616,422
Ceded - Affiliated	(74,645)	(49,746)	(28,989)
Ceded - Non-affiliated	(362,121)	(155,884)	(175,149)

Net Premiums and Annuity Considerations	$2,292,669	$2,668,116	$2,412,284

Insurance and Other Individual Policy Benefits and Claims:
Direct	$1,075,786	$842,456	$890,010
Assumed - Non-affiliated	2,728	3,565	6,584
Ceded - Affiliated	(84,391)	(25,545)	(29,416)
Ceded - Non-affiliated	(446,834)	(369,948)	(409,260)

Net Policy Benefits and Claims	$547,289	$450,528	$457,918

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2021 and 2020, the Company had $5.8 million and $8.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million and $3.0 million as of December 31, 2021 and 2020, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the years ended December 31, 2021 and 2020 are as follows (in thousands):

	2021
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

Total - increase (decrease)	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

	2020
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Total - increase (decrease)	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2021

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$12,738,819	$221,404	$—	$12,960,223	79.327%
b At Book Value Less Current Surrender Charge of 5% or More	980,121	—	—	980,121	5.999%
c At Fair Value	—	—	948,897	948,897	5.808%

d Total with Adjustment or at Market Value	13,718,940	221,404	948,897	14,889,241	91.134%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,159,451	—	—	1,159,451	7.097%
2 Not Subject to Discretionary Withdrawal	245,736	—	43,202	288,938	1.769%

3 Total (Gross: Direct and Assumed)	15,124,127	221,404	992,099	16,337,630	100.000%
4 Reinsurance Ceded	109,571	—	—	109,571
5 Total (Net)	$15,014,556	$221,404	$992,099	$16,228,059

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$2,514	$—	$—	$2,514

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$143,413	$—	$143,413	1.403%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	9,831,986	9,831,986	96.204%

d Total with Adjustment or at Market Value	$1	$143,413	$9,831,986	$9,975,400	97.607%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	36,115	—	—	36,115	0.353%
2 Not Subject to Discretionary Withdrawal	208,504	—	—	208,504	2.040%

3 Total (Gross: Direct and Assumed)	$244,620	$143,413	$9,831,986	$10,220,019	100.000%
4 Reinsurance Ceded	37,395	—	—	37,395

5 Total (Net)	$207,225	$143,413	$9,831,986	$10,182,624
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	307,052	307,052	18.339%

d Total with Adjustment or at Market Value	$—	$—	$307,052	$307,052	18.339%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	1,367,302	—	—	1,367,302	81.661%

3 Total (Gross: Direct and Assumed)	$1,367,302	$—	$307,052	$1,674,354	100.000%
4 Reinsurance Ceded	3,899	—	—	3,899

5 Total (Net)	$1,363,403	$—	$307,052	$1,670,455
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Annuity Reserves	$15,015,469
Supplemental Contracts With Life Contingencies	206,313
Deposit-Type Contracts	1,363,402

Subtotal General Account	$16,585,184
Separate Account:
Annuities (excluding supplementary contracts)	$11,145,700
Supplementary contracts with life contingencies	43,202
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	307,052

Subtotal Separate Account	11,495,954

Combined Total	$28,081,138

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$11,518,378	$249,805	$—	$11,768,183	78.760%
b At Book Value Less Current Surrender Charge of 5% or More	993,098	—	—	993,098	6.646%
c At Fair Value	—	—	740,293	740,293	4.955%

d Total with Adjustment or at Market Value	12,511,476	249,805	740,293	13,501,574	90.361%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,137,131	—	—	1,137,131	7.610%
2 Not Subject to Discretionary Withdrawal	267,330	—	35,873	303,203	2.029%

3 Total (Gross: Direct +Assumed)	13,915,937	249,805	776,166	14,941,908	100.000%
4 Reinsurance Ceded	101,829	—	—	101,829

5 Total (Net)	$13,814,108	$249,805	$776,166	$14,840,079
6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$3,069	$—	$—	$3,069

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$148,574	$—	$148,574	1.417%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	10,078,179	10,078,179	96.102%

d Total with Adjustment or at Market Value	$1	$148,574	$10,078,179	$10,226,754	97.519%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	37,172	—	—	37,172	0.354%
2 Not Subject to Discretionary Withdrawal	223,090	—	—	223,090	2.127%

3 Total (Gross: Direct +Assumed)	$260,263	$148,574	$10,078,179	$10,487,016	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$260,263	$148,574	$10,078,179	$10,487,016
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	295,058	295,058	23.78%

d Total with Adjustment or at Market Value	$—	$—	$295,058	$295,058	23.78%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	945,713	—	—	945,713	76.22%

3 Total (Gross: Direct +Assumed)	$945,713	$—	$295,058	$1,240,771	100.000%
4 Reinsurance Ceded	3,817	—	—	3,817

5 Total (Net)	$941,896	$—	$295,058	$1,236,954
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Annuity Reserves	$13,857,935
Supplemental Contracts With Life Contingencies	216,436
Deposit-Type Contracts	941,896

Subtotal General Account	$15,016,267
Separate Account:
Annuities (excluding supplementary contracts)	$11,216,851
Supplementary contracts with life contingencies	35,873
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	295,058

Subtotal Separate Account	11,547,782

Combined Total	$26,564,049

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of life insurance by withdrawal characteristics for General Account products and Separate Account Nonguaranteed products are shown in the tables below as of December 31, 2021 or 2020. The Company had no Separate Account with Guarantees products during 2021 or 2020.

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	40,395	40,434	42,275
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	13,784	13,784	13,784
i Variable Universal Life	417,049	420,060	421,976
j Miscellaneous Reserves	684,118	683,717	684,864
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	204
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	359
e Miscellaneous Reserves	XXX	XXX	11,026
3 Total (gross: direct + assumed)	1,155,346	1,157,995	1,174,495

4 Reinsurance Ceded	298,137	299,422	322,071

5 Total (net) (3)- (4)	$857,209	$858,573	$852,424

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	54,459	54,459	54,459
i Variable Universal Life	7,848,456	7,848,456	7,844,545
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,902,915	7,902,915	7,899,004

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,902,915	$7,902,915	$7,899,004

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Life Reserves	$840,279
Disability - Active Lives	7
Disability - Disabled Lives	359
Miscellaneous Reserves	11,779

Subtotal General Account	$852,424

Separate Account:
Life insurance	$7,899,004

Subtotal Separate Account	7,899,004

Combined Total	$8,751,428

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	43,358	43,401	45,336
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	15,069	15,069	15,069
i Variable Universal Life	423,600	428,618	430,637
j Miscellaneous Reserves	738,038	737,251	738,880
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	297
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	393
e Miscellaneous Reserves	XXX	XXX	13,414
3 Total (gross: direct + assumed)	1,220,065	1,224,339	1,244,033

4 Reinsurance Ceded	304,016	303,390	327,937

5 Total (net) (3)- (4)	$916,049	$920,949	$916,096

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	48,829	48,829	48,829
i Variable Universal Life	7,729,177	7,729,177	7,726,251
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,778,006	7,778,006	7,775,080

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,778,006	$7,778,006	$7,775,080

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Life Reserves	$901,489
Disability - Active Lives	7
Disability - Disabled Lives	393
Miscellaneous Reserves	14,207

Subtotal General Account	$916,096

Separate Account:
Life insurance	$7,775,080

Subtotal Separate Account	$7,775,080

Combined Total	$8,691,176

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

13.	SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a general account basis. The assets of the non-insulated separate account are not legally insulated and can be used by the Company to satisfy claims resulting from the general account.

The Company earns separate account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable separate accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statements of Operations for the general account.

For the current reporting year, the Company reported assets and liabilities from the following products in a separate account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable separate account assets are legally insulated from the Company’s general account, whereas the non-insulated separate account assets are not legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $22,677.9 million and $22,324.5 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company’s Separate Account Statements included legally insulated assets of $22,242.3 million and $21,864.3 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2021 were attributed to the following products (in thousands):

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$11,086,262	$—	$11,086,262
Variable Annuity	11,156,022	—	11,156,022
MVA Annuity	—	435,653	435,653

Total	$22,242,284	$435,653	$22,677,937

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statutory Statements of Operations for the general account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk associated with separate account guarantees, risk charges of $203.6 million, $173.4 million, and $171.8 million were received by the general account from the separate accounts during the years ended December 31, 2021, 2020 and 2019, respectively.

For the years ended December 31, 2021, 2020 and 2019, the Company’s general account paid $117.9 million, $57.1 million, and $69.8 million for separate account guarantees, respectively.

The Company does not engage in securities lending transactions within its separate account.

An analysis of the separate account reserves as of December 31, 2021 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	2021 Total
Premiums, Considerations or Deposits	$11,426	$436,687	$448,113
Reserves:
For Accounts with Assets at:
Fair Value	148,140	19,030,141	19,178,281
Amortized Cost	216,677	—	216,677

Total Reserves	$364,817	$19,030,141	$19,394,958

By Withdrawal Characteristics:
With Market Value Adjustment	$364,817	$—	$364,817
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	243,650	243,650
At Fair Value	—	18,743,289	18,743,289

Subtotal	364,817	18,986,939	19,351,756
Not Subject to Discretionary Withdrawal	—	43,202	43,202

Total	$364,817	$19,030,141	$19,394,958

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of the separate account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	2020 Total
Premiums, Considerations or Deposits	$26,483	$152,869	$179,352
Reserves:
For Accounts with Assets at:
Fair Value	153,899	18,924,483	19,078,382
Amortized Cost	244,480	—	244,480

Total Reserves	$398,379	$18,924,483	$19,322,862

By Withdrawal Characteristics:
With Market Value Adjustment	$398,379	$—	$398,379
At Fair Value	—	18,888,610	18,888,610

Subtotal	398,379	18,888,610	19,286,989
Not Subject to Discretionary Withdrawal	—	35,873	35,873

Total	$398,379	$18,924,483	$19,322,862

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Transfers to Separate Accounts	$448,113	$179,352	$217,318
Transfers from Separate Accounts	(1,679,798)	(1,309,707)	(1,831,011)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(1,231,685)	$(1,130,355)	$(1,613,693)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2021 as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at fair value:
Perpetual Preferred Stock
Industrial and miscellaneous	$—	$—	$19,948	$—	$19,948
Parent, Subsidiaries and Affiliates	—	—	255,000	—	255,000
Common Stock - Unaffiliated (a)
Industrial and miscellaneous	—	15,931	82,215	—	98,146
Bonds - Unaffiliated (b)
Asset-backed securities	—	11,539	825	—	12,364
Other Invested Assets	—	194,832	41,731	—	236,563
Derivative assets (d)
Interest rate contracts	346,572	122,733	—	—	469,305
Equity contracts	2,606	—	—	—	2,606
Foreign exchange contracts	—	—	990	—	990
Separate Accounts assets (c)	14,208,866	6,623,112	289,981	155,076	21,277,035

Total assets at fair value/NAV	$14,558,044	$6,968,147	$690,690	$155,076	$22,371,957

Liabilities at fair value:
Derivative liabilities (d)
Interest rate contracts	$(146,800)	$—	$—	$—	$(146,800)
Equity contracts	(792)	—	—	—	(792)
Foreign exchange contracts	—	—	(140)	—	(140)

Total liabilities at fair value	$(147,592)	$—	$(140)	$—	$(147,732)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2020 as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Common stock - Unaffiliated (a)
Industrial and miscellaneous	$—	$42,415	$192,106	$—	$234,521
Bonds - Unaffiliated (b)
Asset-backed securities	—	—	836	—	836
Industrial and miscellaneous	—	5,166	—	—	5,166
Derivative assets (d)
Interest rate contracts	485,343	205,576	—	—	690,919
Equity contracts	1,669	—	—	—	1,669
Foreign exchange contracts	909	—	7	—	916
Separate Accounts assets (c)(e)	13,929,985	6,779,443	277,603	186,782	21,173,813

Total assets at fair value	$14,417,906	$7,032,600	$470,552	$186,782	$22,107,840

Liabilities at fair value:
Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative liabilities (d)
Interest rate contracts	(218,463)	—	—	—	(218,463)
Equity contracts	(6,654)	—	—	—	(6,654)
Foreign exchange contracts	(305)	—	(3,455)	—	(3,760)

Total liabilities at fair value	$(225,422)	$—	$(3,455)	$—	$(228,877)

(a)	Unaffiliated common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also include $1,120.0 million and $852.2 million of investment income and receivables due at December 31, 2021 and 2020, respectively. Separate account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(e)

Includes assets with a fair value of $155.1 million and $186.8 million at December 31, 2021 and 2020 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2021 or 2020, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2021 and December 31, 2020.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2021:

(In Thousands)	Beginning Balance at 01/01/2021	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
Assets:
Perpetual Preferred Stock
Industrial and Miscellaneous	$—	$—	$—	$—	$—	$19,948	$—	$—	$—	$19,948
Parent, Subsidiaries and Affiliates	—	255,000	—	—	—	—	—	—	—	255,000
Common Stock - Unaffiliated	192,106	$20	(29,550)	(7,531)	29,194	27,626	—	(129,650)	—	82,215
Bonds - Unaffiliated
Asset-backed securities	836	—	—	—	(11)	—	—	—	—	825
Other Invested Assets	—	—	—	(6,931)	5,651	44,684	—	(1,673)	—	41,731
Derivative assets	7	—	—	9,968	983	—	—	—	(9,968)	990
Separate Accounts assets	277,603	7,230	(27,468)	(374)	360	109,323	11	(16,753)	(59,951)	289,981

Total assets	$470,552	$262,250	$(57,018)	$(4,868)	$36,177	$201,581	$11	$(148,076)	$(69,919)	$690,690

Liabilities:
FX Contracts	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

Total Liabilities	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2020:

(In Thousands)	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
Assets:
Common Stock Unaffiliated	$166,214	$4,927	$(40,264)	$173	$(12,775)	$106,601	$—	$(32,770)	$—	$192,106
Bonds - Unaffiliated
Asset-backed Securities	862	—	—	—	(26)	—	—	—	—	836
Derivative Assets				4	7				(4)	7
Separate Accounts Assets	274,378	3,598	(27,494)	180	(388)	48,549	—	(629)	(20,591)	277,603

Total Assets	$441,454	$8,525	$(67,758)	$357	$(13,182)	$155,150	$—	$(33,399)	$(20,595)	$470,552

Liabilities:
FX Contracts	—	—	—	(7,708)	(3,455)	—	—	—	7,708	(3,455)

Total Liabilities	$—	$—	$—	$(7,708)	$(3,455)	$—	$—	$—	$7,708	$(3,455)

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2021:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$825	20	20
Common Stocks	Matrix Pricing	Spreads	82,215	1-1000	156
Preferred Stock	Matrix Pricing	Spreads	274,948	1-5000	364
Other Invested Assets	Matrix Pricing	Spreads	41,731	0-177	38
Separate Accounts Assets	Matrix Pricing	Spreads	4,185	63-104	98
	Market Pricing	Quoted Prices	13,071	53-146	110
	Matrix Pricing	Spreads	272,342	1-100	99
	Market Pricing	Quoted Prices	383	99-100	50

Total Assets			$689,700

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2020:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$836	20	20
Common Stocks	Market Pricing	Spreads	192,106	0-1000	89
Separate Accounts assets	Market Pricing	Spreads	4,856	83-109	101
	Matrix Pricing	Spreads	262,488	1-100	99
	Market Pricing	Quoted Prices	9,341	46-114	103
	Market Pricing	Quoted Prices	839	99	101

Total assets			$470,466

There were no significant changes made in valuation techniques during 2021 and 2020.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2021:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, Cash Equivalents and Short-term Investments	$2,399,198	$2,399,198	$643,687	$1,755,511	$—	$—	$—
Bonds	13,494,024	13,204,813	448,752	12,537,196	508,076	—	—
Preferred Stocks	1,241,235	1,227,981	—	966,287	274,948	—	—
Common Stocks	98,145	98,145	—	15,930	82,215	—	—
Mortgages Loans on Real Estate	956,118	960,456	—	—	956,118	—	—
Contract Loans	456,307	373,116	—	—	456,307	—	—
Derivatives – Options and Swaptions	123	123	—	123	—	—	—
Derivatives – Swaps and Forwards	451,889	476,700	328,290	122,609	990	—	—
Derivatives - Futures	4,958	4,958	4,958	—	—	—	—
Other Invested Assets (a)	983,375	977,173	—	259,624	617,583	106,168	—
Separate Account Assets	21,574,648	21,556,768	14,213,186	6,904,960	301,426	155,076	—
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	$(1,493,980)	$(1,363,403)	$—	$—	$(1,493,980)	$—	—
Derivatives – Swaps and Forwards	(161,530)	(154,031)	(146,214)	(15,176)	(140)	—	—
Derivatives - Futures	(1,378)	(1,378)	(1,378)	—	—	—	—
Separate Account Liabilities	(307,052)	(307,052)	—	—	(307,052)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV
Assets:
Cash, Cash Equivalents and
Short-term Investments	$1,401,303	$1,401,303	$449,810	$951,493	$—	$—
Bonds	13,197,036	12,808,660	393,781	12,227,149	576,106	—
Preferred Stocks	948,642	939,125	—	573,851	374,791	—
Common Stocks	234,521	234,521	—	42,415	192,106	—
Mortgages Loans on Real Estate	456,610	456,382	—	—	456,610	—
Contract Loans	514,677	392,136	—	—	514,677	—
Derivatives – Options and Swaptions	24	24	—	24	—
Derivatives – Swaps and Forwards	666,983	700,048	461,424	205,552	7	—
Derivatives - Futures	2,665	2,665	2,665	—	—	—
Other Invested Assets (a)	528,871	527,172	—	17,450	460,639	50,782
Separate Account Assets	21,502,031	21,471,400	13,935,135	7,091,062	289,052	186,782
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	(1,083,122)	(941,896)	—	—	(1,083,122)	—
Derivatives – Swaps and Forwards	(244,138)	(231,101)	(218,462)	(22,221)	(3,455)	—
Derivatives - Futures	(6,960)	(6,960)	(6,960)	—	—	—
Separate Account Liabilities	(295,058)	(295,058)	—	—	(295,058)	—

(a) - Other invested assets include assets with a fair value of $106.2 million and $50.8 million at December 31, 2021 and 2020, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2021 and 2020, there were $201.3 million and $142.3 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of separate account assets and liabilities is determined using the same methodology described in Note 13. The difference between separate account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, Income Taxes, requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2021 and December 31, 2020.

The components of the Company’s DTAs and DTLs as of December 31, 2021 and December 31, 2020 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$103,977	$28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Liabilities	101,718	18,937	120,655	152,161	33,551	185,712	(50,443)	(14,614)	(65,057)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$2,259	$9,274	$11,533	$6,471	$25,526	$31,997	$(4,212)	$(16,252)	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$7,089	$7,089	$—	$—	$—	$—	$7,089	$7,089
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	299,164	XXX	XXX	234,967	XXX	XXX	64,197
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	58,171	—	58,171	99,943	4,445	119,784	(41,772)	(4,445)	(46,217)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$103,977	28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	808%	886%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,994,425	$1,566,449

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

(In Thousands)	December 31, 2021		December 31, 2020		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,242)	$(11,980)	$(21,279)
Federal Income Tax Expense on Net Capital Gains	9,400	186	10,362

Current Income Tax (Benefit) Expense	$6,158	$(11,794)	$(10,917)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The main components of the Company’s DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021	December 31, 2020	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$60,282	$78,341	$(18,059)
Investments	2,389	2,390	(1)
Deferred Acquisition Costs	32,938	30,286	2,652
Fixed assets	1,585	965	620
Compensation and benefits accrual	1,071	1,595	(524)
Receivables-nonadmitted	3,535	4,513	(978)
Net Operating Loss carry-forward	—	5,113	(5,113)
Tax credit carry-forward	—	33,358	(33,358)
Other (Including Items <5% of Total Ordinary Tax Assets)	2,177	2,071	106

Total Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Capital:
Investments	28,211	59,077	(30,866)
Net Capital Loss Carry forward	—	—	—

Subtotal	28,211	59,077	(30,866)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	28,211	59,077	(30,866)

Admitted Deferred Tax Assets	$132,188	$217,709	$(85,521)

Deferred Tax Liabilities:
Ordinary
Investments	$70,639	$119,092	$(48,453)
Policyholder Reserves	31,077	33,069	(1,992)

Other (Including Items <5% of Total Ordinary Tax Liabilities)	2	—	2

Subtotal	$101,718	$152,161	$(50,443)
Capital:
Investments	18,937	33,551	(14,614)

Subtotal	18,937	33,551	(14,614)

Deferred Tax Liabilities	$120,655	$185,712	$(65,057)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2021	December 31, 2020	Change
Total Deferred Tax Assets	$132,188	$217,709	$(85,521)
Total Deferred Tax Liabilities	120,655	185,712	(65,057)

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Tax Effect of Unrealized (Gains)/Losses			(12,827)
Prior Period Adjustment			1,867

Change in Net Deferred Income Tax			$(9,504)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2021, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$226,978	$47,665	21.0%	$206,562	$43,378	21.0%	$293,936	$61,727	21.0%
Investment Related	(80,240)	(16,850)	(7.4)%	(59,749)	(12,547)	(6.0)%	(26,859)	(5,640)	(1.9)%
Exhibit 5a adjustment	(3,373)	(708)	(0.3)%	—	—	—%	(6,436)	(1,352)	(0.5)%
Change in Non-admitted assets	2,676	562	0.3%	(1,091)	(229)	(0.1)%	(48,741)	(10,236)	(3.5)%
Prior Year Over/Under Accrual	—	—	—%	—	—	—%	(2,342)	(492)	(0.2)%
Tax Credit Adjustment	(56,265)	(11,816)	(5.2)%	3,135	658	0.3%	(73,187)	(15,369)	(5.2)%
Tax Differences in Wholly Owned Subsidiaries	(3,866)	(812)	(0.4)%	56,915	11,952	5.8%	79,495	16,694	5.7%
Other	(11,327)	(2,379)	(1.1)%	44	9	—%	444	93	0.1%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

Federal Income Taxes Incurred		$6,158	2.7%		$(11,794)	(5.7)%		$(10,917)	(3.7)%
Change in Net Deferred Income Taxes		9,504	4.2%		55,015	26.5%		56,342	19.2%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

At December 31, 2021, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As of December 31, 2021, the Company’s capital income tax expense in the preceding years that will be available for recoupment in the event of future losses is as follows:

(In Thousands)
Year	Capital
2021	$7,089
2020	$—
2019	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2018 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2021 and 2020. As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2021 and 2020. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2021, 2020 and 2019. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2021. The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc. (formerly Eon Health, Inc (GA))

•	Clear Spring Health (SC), Inc. (formerly Eon Health, Inc. (SC))

•	Clear Spring Health Community Care, Inc. (formerly Community Care Alliance of Illinois, Inc.)

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

16.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2021, April 2020, and April 2019, the Company paid an ordinary dividend of $200.0 million, $65.0 million, and $200.0 million, respectively, to the Parent. The Parent paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP No. 72. The Parent also contributed $479.2 million and $7.5 million of cash capital to the Company in 2021 and 2020, and contributed $16.9 million of capital in 2019 in the form of an other invested asset.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $562.6 million and $802.6 million at December 31, 2021 and 2020, respectively.

Surplus Notes

As of December 31, 2021 and 2020, the Company had $390.2 million and $557.5 million, respectively, of surplus notes outstanding. At December 31, 2020, $94.6 million and $72.7 million of the $250.0 million surplus note and the $150.0 million surplus note expiring on December 15, 2027, respectively, were held by a related party. On December 30, 2021, the Parent became the holder of such interests in these surplus notes and released the Company from all liabilities and obligations including principal and accrued interest since the last payment date. The forgiveness of these obligations was recorded by the Parent and the Company as capital contributions to the Company totaling $168.7 million.

As discussed in Note 2, with approval by the Department, the Company paid down the outstanding principal and accrued interest on a surplus note previously held by GLAC on December 31, 2020.

The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2021, the Noteholders were as follows: Estate of Jeffrey S. Lange; Midland National Life Insurance Company; North American Company for Life and Health Insurance; and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2021 and 2020:

2021 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$155,412	$21,563	$519,537	11/06/27
12/15/95	6.150%	150,000	77,301	9,225	246,185	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	288,637	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,778	12/15/27
12/15/95	7.626%	7,500	—	—	12,439	—

XXX	XXX	$565,000	$390,213	$42,688	$1,078,576	XXX

2020 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$497,974	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	236,960	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	277,198	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,317	12/15/27
12/15/95	7.626%	7,500	—	572	12,439	—

XXX	XXX	$565,000	$557,500	$43,260	$1,035,888	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders.    After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

The Company incurred $42.7 million of interest on the surplus notes for the year ended December 31, 2021 and $43.3 million for the years ended December 31, 2020 and 2019. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2.8 million and $4.2 million at December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2021 and 2020.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $201.3 million and $142.3 million and commitments for funding future fixed income and preferred stock investments of $1,332.2 million and $1,335.4 million as of December 31, 2021, and 2020, respectively. The Company also had $97.0 million and $87.2 million of outstanding mortgage loan commitments on real estate as of December 31, 2021 and December 31, 2020, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million for guaranty fund assessments as of December 31, 2021 and 2020, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2021 and 2020, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2021 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Certain tax escrow accounts.

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)

									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$587,986	$—	$—	$—	$587,986	$25,000	$562,986	$587,986	1.33%	1.33%
Subject to Reverse Repurchase Agreements	945,052	—	—	—	945,052	616,220	328,832	945,052	2.13%	2.13%
FHLB Capital Stock	50,086	—	—	—	50,086	47,853	2,233	50,086	0.11%	0.11%
On Deposit with States	5,189	—	—	—	5,189	5,195	(6)	5,189	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	1,240,909	—	—	—	1,240,909	910,853	330,056	1,240,909	2.79%	2.80%
Pledged as collateral not captured in other categories	183,327	—	—	—	183,327	24,388	158,939	183,327	0.41%	0.41%
Other Restricted Assets	4,130	—	—	—	4,130	1,616	2,514	4,130	0.01%	0.01%

Total Restricted Assets	$3,016,679	$—	$—	$—	$3,016,679	$1,631,125	$1,385,554	$3,016,679	6.79%	6.80%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Société Générale	$158,979	$—	$—	$—	158,979	$—	$158,979	$158,979	0.36%	0.36%
Derivative Collateral	24,348	—	—	—	24,348	24,388	(40)	24,348	0.05%	0.05%

Total	$183,327	$—	$—	$—	$183,327	$24,388	$158,939	$183,327	0.41%	0.41%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Cash - Tax Escrow	$2,332	—	—	—	$2,332	—	$2,332	$2,332	0.01%	0.01%
Mortgage Escrow	1,798	—	—	—	1,798	1,616	182	1,798	—%	—%

Total	$4,130	$—	$—	$—	$4,130	$1,616	$2,514	$4,130	0.01%	0.01%

Lease Commitments

The Company leased office space for its Waltham, Massachusetts office under an agreement effective September 24, 2014, which was amended on February 19, 2016 to add additional space. The lease expires on April 30, 2023. Rental expenses during 2021, 2020, and 2019 were $2.1 million, 2.3 million, and $2.4 million, respectively, under this lease and were partially reimbursed by an affiliate.

The Company entered into a lease agreement, effective January 22, 2014, for its Indianapolis, Indiana office. The original expiration date was December 31, 2024; however, the lease was terminated on December 31, 2021. Rental expenses in 2021, 2020, and 2019 were $0.2 million each year under this lease, and the Company paid termination fees of $0.2 million in December 2020.

The Company was subleasing additional space for its Indianapolis office noted above under a sublease agreement with a related party effective July 27, 2016. The original expiration of this sublease was November 30, 2026, however, the sublease was terminated in May 2021. Rental expenses were $0.2 million, $0.4 million, and $0.4 million in 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In 2020, the Company entered into a lease agreement with an affiliate for a Zionsville, Indiana office for which the lease term began on January 1, 2021. The lease has an expiration date of December 31, 2035 with an option to renew the lease agreement for up to a five-year period. Rental expense for 2021 was $1.6 million.

The Company entered into a lease agreement effective December 20, 2018 for office space in Park Ridge, Illinois that was twice amended to add additional space and extend the lease expiration until May 31, 2025. Rental expenses for 2021, 2020, and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. The rental expenses for the office space at this location are reimbursed by CSHMS.

The Company leases a small storage space on a month-to-month basis in Chicago, Illinois for a monthly fee of $0.5 thousand.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Park Ridge, Illinois office that was originally set to expire on November 30, 2019, after which it was extended on a month-to-month basis until it was terminated in January 2020. Rental expenses for 2020 and 2019 were $12 thousand and $0.2 million, respectively. These rental expenses were reimbursed by CSHMS.

The Company had a sublease agreement for a Chicago, Illinois office, originally effective February 26, 2016 with an original expiration date July 29, 2018, that was twice amended resulting in expiration as of September 30, 2020. Rental expenses for 2020 and 2019 were $0.3 million under this sublease. A portion of these rental expenses were reimbursed by CSP&C.

Effective December 1, 2017, the Company leased office space under a six month lease in New York, New York. The lease was renewed for additional space and an extended lease term during 2018 and was again extended for a twelve-month period effective April 1, 2019 with a monthly rental expense of approximately $17.9 thousand. The rental expenses for the three months of 2020 were reimbursed by an affiliate.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense was approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. The Company took possession of the space on March 6, 2019 and the first three months of rent in 2019 were abated. The lease was amended effective June 8, 2021 to include additional space. Rental expenses for 2021, 2020 and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019, the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a lease agreement for an office in Columbia, South Carolina which originally expired on December 31, 2020; however, effective December 2020, the Company renewed the lease with an expiration date of December 31, 2021. Rental expense for 2021 and 2020 was $5.2 thousand each year. These rental expenses were reimbursed by CSHMS.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

At December 31, 2021, future minimum aggregate rental commitments were as follows (in thousands):

Year Ending December 31,	Operating Leases
2022	$4,407
2023	3,046
2024	2,164
2025	1,863
2026	1,747
Thereafter	17,265

18.	DEBT

Refer to Note 2 for information regarding the Company’s bilateral loan agreement with DLIH 2016-1.

In December 2019, the Company’s $200.0 million revolving credit facility with Société Générale terminated. Borrowings under the facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the facility, and the facility had a 270-day rolling margin commitment. The facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019 were approximately $0.9 million.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $1.1 billion as of December 31, 2021. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

The Company did not receive any short-term advances during 2021. In 2020, the FHLB issued the Company $438.0 million of short-term advances with fixed and variable interest rates ranging from 0.5% to 1.76%. $118.0 million of these advances was converted into a funding agreement on March 30, 2020. As of December 31, 2021 and 2020, there were no short-term advances outstanding. Total interest on borrowed funds incurred under the advances during the years ended 2021, 2020, and 2019 were $0, $362.0 thousand, and 147 thousand, respectively.

The FHLB issued a LOC to the Company on behalf of an unrelated party effective July 1, 2021 with a maximum credit amount of $1.0 million and an expiration date of December 31, 2021. A new LOC was issued to the Company on behalf of the same unrelated party effective December 1, 2021 with a maximum credit amount of $1.0 million and expiration date of June 30, 2022. No amounts were drawn on either LOC as of December 31, 2021. Collateral related to the LOC is included in the disclosures below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As noted in Note 2, the FHLB issued a LOC to the Company on behalf of an unrelated party effective September 30, 2019, with a maximum credit amount of $8.0 million as of December 31, 2020. On February 4, 2021, the full available credit was drawn by the unrelated party and the LOC was effectively terminated. CSP&C reimbursed DLIC for the full value drawn.

FHLB Capital Stock

Aggregate Totals (in thousands):	Total	General Account	Separate Accounts
As of December 31, 2021
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	45,086	45,086	—
Excess Stock	—	—	—

Aggregate Total	$50,086	$50,086	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,119,580	XXX	XXX
As of December 31, 2020
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	9,010	9,010	—
Activity Stock	30,185	30,185	—
Excess Stock	8,658	8,658	—

Aggregate Total	$47,853	$47,853	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$894,612	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (in thousands):

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$5,000	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (in thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,008,132	$961,867	$863,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Maximum Amount Pledged During Reporting Period (in thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,379,998	$1,344,719	$933,000

Borrowing from FHLB

Amount as of Reporting Date (in thousands):

	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
As of December 30, 2021
Debt	$—	$—	$—	XXX
Funding Agreements	1,113,000	1,113,000	—	1,024,308
Other	—	—	—	XXX

Aggregate Total	$1,113,000	$1,113,000	$—	$1,024,308

As of December 30, 2020
Debt	$—	$—	$—	XXX
Funding Agreements	863,000	863,000	—	776,716
Other	—	—	—	XXX

Aggregate Total	$863,000	$863,000	$—	$776,716

Maximum Amount during Reporting Period (Current Year, in thousands):

	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	1,113,000	1,113,000	—
Other	—	—	—

Aggregate Total	$1,113,000	$1,113,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements?
(YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

20.	Health Business

Beginning in 2019, the Company began to issue Medicare Advantage plans in the states of Colorado, North Carolina, and Virginia, resulting in approximately $1.4 million, $1.4 million, and $0.5 million of premium written in 2021, 2020, and 2019, respectively.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for its Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $70 thousand, $60 thousand, and $29 thousand for the years ended December 31, 2021, 2020, and 2019, respectively, representing 5.1%, 4.3%, and 6.0% of total direct health premiums written for each year, respectively.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the CMS contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2021, 2020, or 2019 subject to the risk-sharing provisions of the Affordable Care Act.

Change in Incurred Losses and Loss Adjustment Expenses

Changes in estimates related to the prior year incurred claims are included in total hospital and medical expenses in the current year in the Statements of Operations. There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following tables disclose paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the years ended December 31, 2021 and 2020 (in thousands).

2021	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$146	$146
Paid claims - net of health care receivable	759	67	826
End of year claim reserve	363	38	401
Incurred claims excluding the change in health care receivable	1,122	(41)	1,081
Beginning of year health care receivable	—	19	19
End of year health care receivable	7	7	14

Total incurred claims	$1,115	$(29)	$1,086

2020	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$131	$131
Paid claims - net of health care receivable	832	19	851
End of year claim reserve	146	—	146
Incurred claims excluding the change in health care receivable	978	(112)	866
Beginning of year health care receivable	—	20	20
End of year health care receivable	19	—	19

Total incurred claims	$959	$(92)	$867

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The payable for claims unpaid, the applicable portion of aggregate health claim reserves, net of health care receivables, as of December 31, 2020, was $127 thousand. As of December 31, 2021, $67 thousand has been paid, net of health care receivables, for incurred claims attributable to insured events of prior years. Reserves remaining for prior years, net of health care receivables, as of December 31, 2021 were $31 thousand, as a result of re-estimation of unpaid claims. Therefore, there has been a $28 thousand favorable development on prior years during 2021. Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company incurred claims adjustment expenses (“CAE”) of $39 thousand and $24 thousand for the years ended December 31, 2021 and 2020, respectively. The following table discloses paid CAE, incurred CAE, and the balance in the unpaid CAE reserves for the years ended December 31 (in thousands):

	2021	2020	2019
Total claims adjustments expenses	$39	$24	$65
Less current year unpaid claims adjustment expenses	1	6	—
Add prior year unpaid claims adjustment expenses	6	—	—

Total claims adjustment expenses paid	$44	$18	$65

Health Care Receivables

Pharmacy rebate receivables are recorded when reasonably estimated or billed by the pharmaceutical benefit manager in accordance with pharmaceutical rebate contract provisions. Estimated pharmacy rebates are based on utilization information.

The Company periodically evaluates admissibility of all pharmacy rebates receivable for consistency with the admissibility criteria of SSAP No. 84, Certain Health Care Receivables and Receivables under Government Insured Plans. At December 31, 2021 and 2020, the Company had no non-admitted pharmacy rebate receivables.

The pharmacy rebate transaction history is summarized as follows (in thousands):

Quarter	Estimated Pharmacy Rebates	Pharmacy Rebates as Billed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days of Billing
12/31/21	$26	$25	$25	$—	$—
09/30/21	$27	$27	$27	$—	$—
06/30/21	$28	$28	$28	$—	$—
03/31/21	$26	$26	$26	$—	$—
12/31/20	$20	$20	$18	$—	$—
09/30/20	$17	$17	$15	$—	$—
06/30/20	$16	$16	$14	$—	$—
03/31/20	$18	$18	$10	$—	$6
12/31/19	$9	$9	$9	$—	$—
09/30/19	$6	$6	$6	$—	$—
06/30/19	$4	$4	$4	$—	$—
03/31/19	$2	$2	$2	$—	$—

The Company had no risk sharing receivables as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Premium Deficiency Reserves

The following table discloses information regarding premium deficiency reserves as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Liability carried for premium deficiency reserves	$983	$337
Date of the most recent evaluation of this liability	2/22/2022	2/16/2021
Was anticipated investment income utilized in the calculation?	Yes [ ] No [ X ]	Yes [ ] No [ X ]

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2022 to April 28, 2022, the date these financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2021 having a material effect on the financial statements.

Type II - Nonrecognized Subsequent Events:

On February 24, 2022, the Company sold its health segment holding company, Clear Spring Health Holdings, LLC, to DLIC Sub-Holdings, LLC (“DLSH”), a new holding company subsidiary of the Parent. As a result of the sale, the Company effectively disposed of its health insurance segment. On the same date, the Parent transferred its ownership of the Company to DLSH, such that the Company became a direct, wholly owned subsidiary of DLSH.

In April 2022, the Company paid an ordinary dividend of $100.0 million to DLSH.